UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

TO BE HELD AUGUST 14, 2008

TIME AND DATE:	1:00 p.m. local time on Thursday, August 14, 2008.

PLACE:	Executive Offices of the Partnership 15601 Dallas Parkway, Suite 600 Addison, Texas 75001

ITEMS OF BUSINESS:	(1) Six proposals to amend certain provisions of our Amended and Restated Agreement of Limited Partnership.

(2) To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

RECORD DATE:	You may vote if you were a limited partner of record as of the close of business on June 17, 2008.

PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed envelope provided, or by using the telephone or the Internet. For specific instructions on how to vote your units, please refer to the instructions on the proxy card.

By Order of the General Partners,

/s/ Robert M. Behringer
Robert M. Behringer
Individual General Partner and Chief Executive Officer of Behringer Harvard Advisors II LP, the co-General Partner

July , 2008
Addison, Texas

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

PROXY STATEMENT

SPECIAL MEETING OF LIMITED PARTNERS
TO BE HELD AUGUST 14, 2008

We are providing these proxy materials in connection with the solicitation by the general partners of Behringer Harvard Short-Term Opportunity Fund I LP (“Behringer Harvard Short-Term Fund,” the “Partnership,” “we,” “our,” or “us”), a Texas limited partnership, of proxies for use at the Special Meeting of Limited Partners (the “Special Meeting”) to be held on August 14, 2008, at 1:00 p.m. local time at the executive offices of the Partnership, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Special Meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to limited partners on or about July     , 2008.

Limited Partners Entitled to Vote

Holders of our units of limited partnership interest at the close of business on June 17, 2008 (the “Record Date”) are entitled to receive this notice and to vote their units at the Special Meeting.  As of the Record Date, there were 10,803,839 units of limited partnership interest outstanding.  Each unit of limited partnership interest is entitled to one vote on each matter properly brought before the Special Meeting.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS TO BE VOTED UPON

General

Why are the general partners presenting these proposals?

The general partners are presenting these proposals because the general partners believe a number of the provisions in the Partnership’s Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) impair the ability of the general partners to take actions the general partners believe to be in the best interest of the Partnership and the limited partners.  These provisions originally were included in the Partnership Agreement because certain states at the time of registration of the Partnership’s public sale of limited partnership units required inclusion of provisions contained in the NASAA Statement of Policy Regarding Real Estate Programs (the “NASAA Guidelines”).  Now that the Partnership’s public sale of limited partnership units has been completed, the partners are free to revise these provisions in accordance with the procedures for amending the Partnership Agreement contained therein.

As the Partnership has previously disclosed in other public filings, the U.S. credit markets and the sub-prime residential mortgage market have experienced well-documented volatility and weakness.  These and other related events have had a significant impact on the U.S. credit and financial markets as a whole.  In connection with these events, there has been a marked slow-down in transactional activity in the real estate markets in general, including the inability of buyers to secure financing and sellers’ reluctance to sell during weakness in the market cycle.  As a result, the general partners have considered taking numerous actions to benefit the Partnership, including purchasing Partnership assets at prices higher than might be otherwise available given the current state of the capital market, leasing space from the Partnership, making additional loans to the Partnership, entering into joint ventures with the Partnership, and other alternatives which the general partners believe could benefit the Partnership and the limited partners.  Currently, because of NASAA Guideline provisions contained in the Partnership Agreement, the ability of the general partners and their affiliates to take any of these actions is severely constrained and in some cases prohibited.  Consequently, the general partners are proposing these amendments to the Partnership Agreement to, among other things, provide the general partners the ability to take these types of actions that the general partners believe would benefit the Partnership and the limited partners.

What proposals am I being asked to vote on?

Limited partners are being asked to vote on six proposals to amend certain provisions of the Partnership Agreement.

Have the general partners approved each proposal?

Yes.  The general partners unanimously approved all proposals and recommend that you vote to approve them.

Proposals to Amend the Partnership Agreement

Why is the Partnership proposing to amend its Partnership Agreement?

In order to register the initial public offering of the Partnership’s units of limited partnership interest in certain states, the Partnership was required to adopt an agreement of limited partnership containing the provisions set forth in the NASAA Guidelines.  These states require the inclusion of these provisions to approve public offerings in their states, and now that the Partnership’s initial public offering has been completed those provisions can be removed or amended in accordance with the amendment provisions contained in the Partnership Agreement.  The Partnership is thus proposing to amend its Partnership Agreement to remove some of the provisions contained in the NASAA Guidelines in order to expand the Partnership’s ability to enter into joint ventures with affiliates of its general partners, expand the Partnership’s ability to borrow funds from its general partners and their affiliates and allow the general partners and their affiliates to lease or purchase property from the Partnership.  These amendments would also serve to conform provisions of the Partnership Agreement more closely to those which the general partners believe are typical for real estate investment limited partnerships.

What amendments to the Partnership Agreement are proposed and how do they affect the Partnership and the limited partners?

Expand Ability to Borrow Funds from the General Partners and their Affiliates - Amendment to Section 11.3(e)

Under the proposed amendments to the Partnership Agreement, the provisions of Section 11.3(e) would be revised to remove the limitations contained in the NASAA Guidelines with respect to the ability of the Partnership to borrow funds from its general partners or their affiliates.

The general partners believe that the limitations on the Partnership’s ability to borrow funds from its general partners or their affiliates are unduly burdensome to the Partnership, especially considering the current difficult capital market.  Removal of these limitations would provide greater flexibility to the Partnership to borrow money from the general partners and their affiliates for capital improvements to its properties and for any other purpose deemed by the general partners to be in the best interests of the Partnership and the limited partners.  The general partners are not proposing to amend the general limitation of 85% leverage in the Partnership Agreement.

Expand Ability of the General Partners and their Affiliates to Joint Venture with the Partnership - Amendments to Sections 11.3(j) and 13.4

Under the proposed amendments to the Partnership Agreement, Section 11.3(j) would be revised to allow the Partnership to own or lease property in a general partnership or joint venture with an affiliate of the general partners that is not publicly registered.  Currently, as contained in the NASAA Guidelines, the Partnership is permitted to own or lease property in a general partnership or joint venture with an affiliate of the general partners only if such affiliate is publicly registered.  The remaining protective provisions contained within Section 11.3(j) relating to the ownership or leasing of property in a general partnership or joint venture with an affiliate of the general partners would not be revised and thus, would remain applicable.

As a consequence of the revision to Section 11.3(j), the proposed amendments to the Partnership Agreement would revise Section 13.4 to add a reference to the transactions described in Section 11.3(j) as a permitted transaction with a related party.

The general partners believe that the current prohibition on owning or leasing property in a general partnership or joint venture with a non-publicly registered affiliate of the general partners prevents the general partners and their affiliates from entering into transactions that could benefit the Partnership.  Allowing the Partnership to own or lease property in a general partnership or joint venture with a non-publicly registered affiliate of the general partners could provide

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additional avenues for the working capital necessary to fund transactions that may be beneficial to the Partnership and its limited partners.

Provide Ability for the General Partners and their Affiliates to Purchase Interests in Existing Joint Ventures - Amendment to Section 11.3(q)

The proposed revisions to the Partnership Agreement would revise Section 11.3(q) (which currently contains no substantive provisions and is “reserved” for later use) to provide that notwithstanding any other provisions of the Partnership Agreement (including those contained in the NASAA Guidelines), the general partners and their affiliates are not prohibited from purchasing all or any portion of the interest of partners or joint venturers (other than the Partnership) in a joint venture or partnership in which the Partnership has an interest.  If the general partners or their affiliates make such a purchase, the terms of the partnership or joint venture at or after such sale to the general partners or their affiliates could not be amended in a way that would adversely affect the Partnership or its limited partners.

The general partners believe that such purchases by the general partners and their affiliates may provide additional working capital for the partnerships and joint ventures in which the Partnership holds an interest, thus allowing for acquisitions and property improvements that may be beneficial to the Partnership and its limited partners.  The ability to obtain such additional working capital is especially important, given the current difficult capital market.  Such purchases by the general partners and their affiliates also would allow, for instance, the general partners to amend such partnership or joint venture in a manner beneficial to the Partnership.

Expanding Ability of the General Partners and their Affiliates to Lease or Purchase Properties from the Partnership - Amendment to Section 13.2

The Partnership Agreement currently contains NASAA Guideline provisions that prohibit sales and leases of Partnership property to the general partners and their affiliates.  The proposed revisions to the Partnership Agreement would remove these prohibitions.  However, the revisions would also provide safeguards for such transactions in order to ensure that the sales price or lease terms are fair and reasonable to the Partnership, including adding to the Partnership Agreement forms of a lease and a purchase agreement.

The general partners believe that the prohibition on sales and leases to the Partnership’s general partners and their affiliates is unduly burdensome to the Partnership, and that these prohibitions prevent the general partners and their affiliates from taking actions that may benefit the Partnership.  Allowing the Partnership to sell a property to the general partners or their affiliates increases the opportunity of the Partnership to dispose of properties at a time that will maximize the return to investors and when other purchasers may not be available at attractive sales prices, especially given the current difficult capital market.  Allowing the Partnership to lease property to the general partners or their affiliates can result in master lease arrangements and other uses by the general partners that would benefit the Partnership, including leasing from the Partnership in the event the general partners or their affiliates need additional space.

Conforming Access to Books and Records to Texas Law - Amendment to Section 15.1

The proposed revisions to the Partnership Agreement would remove the provisions in Section 15.1 required by the NASAA Guidelines with respect to the limited partners’ access to the books and records of the Partnership, the limited partners’ rights to a list of the Partnership’s limited partners, and the liability of the Partnership if the list of limited partners is not provided to a requesting limited partner in a timely fashion.  These provisions would be replaced by Texas statutory provisions regarding the Partnership records that must be kept and maintained, including a list of the Partnership’s limited partners, the Partnership’s tax returns, the Partnership’s governing documents and the Partnership’s books and records of accounts, as well as the rights of limited partners to inspect and copy such records.  While these revisions may, in some cases, reduce limited partners’ access to the books, records and list of limited partners of the Partnership and may reduce the Partnership’s liability if it fails to provide a list of limited partners in a timely fashion, the general partners believe that the current provisions expose the Partnership and its limited partners to potentially abusive mini-tender offers for the Partnership’s units of limited partnership interest and hinder the Partnership’s ability to protect the privacy of its limited partners.  Mini-tender offers are generally described by the United States Securities and Exchange Commission (the “SEC”) as offers to purchase securities that would result in the offeror owning less than 5% of a partnership’s securities.  The SEC has recognized that bidders offering to purchase stock through such offers may provide inadequate, or even misleading, information.  These offers may be structured to catch investors off guard and pressure them to quickly make a decision.

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Removing Suitability Requirements for Transfers - Amendment to Section 17.3(f)

Under the proposed amendments to the Partnership Agreement, the provisions of Section 17.3(f) would be deleted in their entirety (Section 17.3(f) would be “reserved” for later use).  Section 17.3(f) pertains to the suitability standards applied to potential recipients of the Partnership’s units.  Currently, limited partners may only transfer their units to persons or entities that meet the suitability standards provided in Section 17.3(f).  These provisions are contained in the NASAA Guidelines.  Removal of these provisions generally would provide limited partners with greater ability to transfer their units through estate planning or otherwise, since recipients of units from limited partners no longer would be subject to the financial suitability standards imposed by the NASAA Guidelines.

Do the proposals to amend the Partnership Agreement increase the potential conflicts of interest arising out of the Partnership’s relationship with its general partners and their affiliates?

The proposed amendments to the Partnership Agreement, if approved, will allow the Partnership to enter into transactions with its general partners and their affiliates that are currently limited or prohibited, and thus, increase the potential conflicts of interest arising out of the Partnership’s relationship with its general partners and their affiliates.  For example, the proposed amendments to the Partnership Agreement (i) expand the ability of the Partnership to borrow funds from its general partners and their affiliates; (ii) allow the Partnership to own or lease property in a general partnership or joint venture with an affiliate of the general partners that is not publicly registered; (iii) provide that the general partners and their affiliates may purchase interests in joint ventures or partnerships in which the Partnership has an interest; and (iv) remove the prohibition on sales and leases of properties by the Partnership to its general partners and their affiliates.  Since the Partnership’s general partners control the management of the Partnership and affiliates of the general partners either control or serve as advisor to other programs with similar investment objectives and criteria, agreements and transactions between the parties will not have the benefit of arm’s-length negotiations of the type normally conducted between unrelated parties.  Although some of the aforementioned transactions are subject to limitations for the benefit of the Partnership, the Partnership cannot guarantee that it will obtain terms that are as favorable to the Partnership as terms negotiated at arm’s length with unaffiliated parties.

The general partners remain accountable to the limited partners as fiduciaries, as provided under the Texas Revised Limited Partnership Act, and as a result are and will be required to exercise good faith and integrity in all their dealings with respect to Partnership affairs.

What happens if I do not vote?

If you do not vote, it will have the same effect as a vote against each proposal to amend the Partnership Agreement.

If all of the proposals to amend the Partnership Agreement are approved, what will happen?

If all of proposed amendments to the Partnership Agreement are approved, the Partnership will adopt the Second Amended and Restated Agreement of Limited Partnership in substantially the form attached as Appendix A (with markings to reflect revisions removed).

If fewer than all of the proposals to amend the Partnership Agreement are approved, what will happen?

If fewer than all of the proposed amendments are approved, the Partnership Agreement will not be amended or restated and the Partnership will continue to be governed by the Partnership Agreement as currently in effect.  The general partners believe that these amendments work together to better enable the general partners to take actions beneficial to the Partnership and the limited partners.

HOW TO VOTE IF YOU ARE A LIMITED PARTNER OF RECORD

Your vote is important.  You can save your Partnership the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.  Voting by proxy will not limit your right to vote at the Special Meeting if you decide to attend in person.  If your units are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Special Meeting.  If you submit a proxy but do not indicate any voting instructions, the units represented by that proxy will be voted FOR ALL of

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the amendments to the Partnership Agreement.  With respect to any other business that may properly come before the limited partners for a vote at the Special Meeting, your units will be voted in the discretion of the holders of the proxy.

Required Vote

Each unit of limited partnership interest outstanding on the Record Date is entitled to one vote on all matters coming before the Special Meeting.  If a unit is represented for any purpose at the Special Meeting, it is deemed to be present for all matters.  A limited partner may abstain from voting with respect to each item submitted for approval by the limited partners.  Abstentions will not be counted as votes cast.

Approval of each amendment to the Partnership Agreement requires the affirmative vote of a majority of the outstanding units of limited partnership interest; provided, however, that any units of limited partnership interest owned or otherwise controlled by our general partners or their affiliates may not be voted and will not be included in the total number of outstanding units.  Abstentions will have the effect of a vote against the amendments to the Partnership Agreement.  If fewer than of the proposed amendments are approved, the Partnership Agreement will not be amended or restated and the Partnership will continue to be governed by the Partnership Agreement as currently in effect.

Proxy Authorization by Telephone or Internet

Limited partners of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards.  Limited partners of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards.  The telephone and Internet voting procedures are designed to authenticate the limited partner’s identity and to allow limited partners to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the enclosed proxy card for instructions.  If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our general partners do not presently intend to bring any business before the Special Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Special Meeting.  If other matters are properly presented at the Special Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Special Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•      providing written notice of such revocation to the Secretary of the Partnership’s general partner;

•      properly signing and submitting a new proxy card with a later date;

•      authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•      attending and voting your units in person at the Special Meeting.  Attending the Special Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

The costs of proxy solicitation will be borne by us.  We have hired DST Output, an affiliate of our transfer agent (“DST”), to assist us in the distribution of proxy materials and solicitation of votes described above.  We will pay DST a fee of $5,000 plus customary costs and expenses for these services.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our units of limited partnership interest.  Our general partners and employees of our general partners and their affiliates may also solicit proxies, but they will not be specifically compensated for these services.

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Interest of Certain Persons in Matters to Be Acted On

No general partner, executive officer of any general partner, associate of any general partner or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We do not have any officers or directors.  Our two general partners, Robert M. Behringer and Behringer Harvard Advisors II LP, each own 50% of the general partnership interest.  We do not maintain any equity compensation plans, and no arrangements exist that would, upon operation, result in a change in control.

The following table sets forth information as of June 17, 2008 regarding the beneficial ownership of our limited partnership and general partnership interests by each of our general partners, each director or executive officer of our general partner, Behringer Harvard Advisors II LP, and all directors and officers of Behringer Harvard Advisors II LP as a group.  There were no limited partners known by us who beneficially owned more than 5% of our limited partnership units as of June 17, 2008.  The percentage of beneficial ownership is calculated based on 10,803,839 limited partnership units and contributions from our general partners.

		Limited Partnership	Percent
		Units Beneficially	of
Title of class	Beneficial owner	Owned	Class
Limited partner interest	Robert M. Behringer (1)(2)	386.74	*
Limited partner interest	Robert S. Aisner (1)(2)	386.74	*
Limited partner interest	Gerald J. Reihsen, III (1)(2)	0	*
Limited partner interest	Gary S. Bresky (1)(2)	0	*
Limited partner interest	M. Jason Mattox (1)(2)	0	*
Limited partner interest	Jon L. Dooley (1)(2)	0	*
General partner interest	Robert M. Behringer (1)(2)(3)(4)	0	50%
General partner interest	Behringer Harvard Advisors II LP (1)(3)(4)	0	50%
Limited partner interest	All current directors and executive officers as a group (6 persons)	773.48	*

*Denotes less than 1%

(1)           The address of Messrs. Behringer, Aisner, Reihsen, Bresky, Mattox, Dooley and Behringer Harvard Advisors II LP is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(2)           Executive officers of Behringer Harvard Advisors II LP.

(3)           General partners.

(4)           Consists of $500 of combined general partnership interests held directly by Mr. Behringer and Behringer Harvard Advisors II LP.

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PROPOSED AMENDMENTS TO PARTNERSHIP AGREEMENT

Introductory Note

On June 16, 2008, our general partners adopted a resolution declaring the amendment and restatement of our Partnership Agreement advisable and recommending that our limited partners approve each amendment reflected in the amendment and restatement of our Partnership Agreement. The general partners are presenting these amendments because the general partners feel that a number of the provisions in the Partnership Agreement impair the ability of the general partners to take actions in the best interest of the Partnership and the limited partners. These amendments would also serve to conform provisions of the Partnership Agreement more closely to those which the general partners believe are typical for real estate investment limited partnerships. These provisions originally were included in the Partnership Agreement because certain states at the time of registration of the Partnership’s public sale of limited partnership units required inclusion of provisions contained in the NASAA Guidelines. Now that the Partnership’s public sale of limited partnership units has been completed, the partners are free to revise these provisions in accordance with the procedures for amending the Partnership Agreement contained therein.

As the Partnership has previously disclosed in other public filings, the U.S. credit markets and the sub-prime residential mortgage market have experienced well-documented volatility and weakness. These and other related events have had a significant impact on the U.S. credit and financial markets as a whole.  In connection with these events, there has been a marked slow-down in transactional activity in the real estate markets in general, including the inability of buyers to secure financing and the reluctance of sellers to sell during weakness in the market cycle.  As a result, the general partners have considered taking numerous actions to benefit the Partnership, including purchasing Partnership assets at prices higher than might be otherwise available given the current state of the capital market, leasing space from the Partnership, making additional loans to the Partnership, entering into joint ventures with the Partnership, and other alternatives which the general partners believe could benefit the Partnership and the limited partners. Currently, because of NASAA Guideline provisions contained in the Partnership Agreement, the ability of the general partners and their affiliates to take any of these actions is severely constrained and in some cases prohibited. Consequently, the general partners are proposing these amendments to the Partnership Agreement to, among other things, provide the general partners the ability to take these types of actions that the general partners believe would benefit the Partnership and the limited partners.

If fewer than all of the proposed amendments are approved, the Partnership Agreement will not be amended or restated and the Partnership will continue to be governed by the Partnership Agreement as currently in effect. The general partners believe that these amendments work together to better enable the general partners to take actions beneficial to the Partnership and the limited partners.

The proposed amendments to the Partnership Agreement, if approved, will allow the Partnership to enter into transactions with its general partners and their affiliates that are currently limited or prohibited, and thus, increase the potential conflicts of interest arising out of the Partnership’s relationship with its general partners and their affiliates. Since the Partnership’s general partners control the management of the Partnership and affiliates of the general partners either control or serve as advisor to other programs with similar investment objectives and criteria, agreements and transactions between the parties will not have the benefit of arm’s-length negotiations of the type normally conducted between unrelated parties. Although several of the proposals are subject to limitations for the benefit of the Partnership and the limited partners, the Partnership cannot guarantee that it will obtain transaction terms that are as favorable to the Partnership as terms negotiated at arm’s length with unaffiliated parties.

The general partners remain accountable to the limited partners as fiduciaries, as provided under the Texas Revised Limited Partnership Act, and as a result are and will be required to exercise good faith and integrity in all their dealings with respect to Partnership affairs.

Each material amendment to the Partnership Agreement is described below. The underscored language represents the proposed new language and the strike-through text represents the proposed deleted language. In addition to the material amendments described below, certain non-material amendments and conforming changes to the Partnership Agreement are proposed. A form of the Second Amended and Restated Agreement of Limited Partnership, marked to reflect the proposed amendments to the Partnership Agreement, including any non-material and conforming changes thereto, is attached to this Proxy Statement as Appendix A, and this summary of the provisions of the Partnership Agreement is qualified in its entirety by reference to Appendix A.

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Proposal 1: Expand Ability to Borrow Funds from the General Partners and their Affiliates - Amendment to Section 11.3(e)

Under the proposed amendments to the Partnership Agreement, the provisions of Section 11.3(e) would be revised to remove the limitations contained in the NASAA Guidelines with respect to the ability of the Partnership to borrow funds from its general partners or their affiliates.

The general partners believe that the limitations on the Partnership’s ability to borrow funds from its general partners or their affiliates are unduly burdensome to the Partnership, especially considering the current difficult capital market. As we noted in our quarterly report on Form 10-Q for the quarter ended March 31, 2008, an affiliate of the general partners has currently loaned the Partnership $2 million for various working capital needs, and we believe that providing additional flexibility to the general partners and their affiliates to provide additional lending capacity for capital improvements to its properties and for any other purpose is in the best interest of the Partnership. The general partners have not proposed amending the general 85% leverage limitation, as indicated in the proposed amendment set forth below.

Section 11.3(e) of the Partnership Agreement as proposed to be amended would read as follows:

“(e)         The General Partners shall have the authority to cause the Partnership to borrow funds; provided, however, that following the termination of the Offering, the aggregate amount of Partnership borrowings shall not exceed the sum of (i) with respect to properties financed by loans insured or guaranteed by the full faith and credit of the United States government, or of a state or local government, or by an agency or instrumentality of any of them, and/or loans received from any of the foregoing entities, (A) 100% of the Purchase Price of all Partnership Properties which have not been refinanced and (B) 100% of the aggregate fair market value of all refinanced Partnership Properties as determined by the lender as of the date of refinancing, and (ii) with respect to all other borrowings, the sum of (A) 85% of the aggregate Purchase Price of all Partnership Properties which have not been refinanced and (B) 85% of the aggregate fair market value of all refinanced Partnership Properties, as determined by the lender as of the date of refinancing. If the Partnership is subject to the limitations of both subparagraphs (i) and (ii) of the preceding sentence, the maximum percentage of indebtedness for the Partnership shall be calculated as follows: (1) divide the total value of Partnership Properties as determined under the preceding clause (ii) by the total value of Partnership Properties as determined under the preceding clauses (i) and (ii); (2) multiply the number 15 by the quotient of subsection (1); and (3) add the product from subsection (2) to the number 85. The Partnership may borrow such funds from the General Partners, their Affiliates or others~~, provided that if any such borrowing is from the General Partners or their Affiliates, (i) such borrowing may not constitute a “financing” as that term is defined under the NASAA Guidelines (i.e., all indebtedness encumbering Partnership Properties or incurred by the Partnership, “the principal amount of which is scheduled to be paid over a period of not less than forty-eight (48) months, and not more than fifty percent (50%) of the principal amount of which is scheduled to be paid during the first twenty-four (24) months”); (ii) interest and other financing charges or fees charged on any such borrowing may not exceed amounts which would be charged by unrelated lending institutions on comparable financing for the same purpose in the same locality as the Partnership Property if the loan is made in connection with a particular Partnership property; and (iii) no prepayment charge or penalty shall be required with respect to any such borrowing secured by either a first or a junior or all-inclusive trust deed, mortgage or encumbrance on a Partnership Property, except to the extent that such pre-payment charge or penalty is attributable to the underlying encumbrance~~. For purposes of this section 11.3(e) only, “indebtedness” shall include the principal of any loan together with any interest that may be deferred pursuant to the terms of the loan agreement which exceeds 5% per annum of the principal balance of such indebtedness (excluding contingent participations in income and/or appreciation in the value of the Partnership Properties), and shall exclude any indebtedness incurred by the Partnership for necessary working capital.”

Proposal 2: Expand Ability of the General Partners and their Affiliates to Joint Venture with the Partnership - Amendments to Sections 11.3(j) and 13.4

Under the proposed amendments to the Partnership Agreement, Section 11.3(j) would be revised to allow the Partnership to own or lease property in a general partnership or joint venture with an affiliate of the general partners that is not publicly registered. Currently, as contained in the NASAA Guidelines, the Partnership is permitted to own or lease property in a general partnership or joint venture with an affiliate of the general partners only if such affiliate is publicly registered. The remaining protective provisions contained within Section 11.3(j) relating to the ownership or leasing of property in a general partnership or joint venture with an affiliate of the general partners would not be revised and thus, would remain applicable.

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As a consequence of the revision to Section 11.3(j), the proposed amendments to the Partnership Agreement would revise Section 13.4 to add a reference to the transactions described in Section 11.3(j) as a permitted transaction with a related party.

The general partners believe that the current prohibition on owning or leasing property in a general partnership or joint venture with a non-publicly registered affiliate of the general partners prevents the general partners and their affiliates from entering into transactions that could benefit the Partnership. Allowing the Partnership to own or lease property in a general partnership or joint venture with a non-publicly registered affiliate of the general partners could provide additional avenues for the working capital necessary to fund transactions that may be beneficial to the Partnership and its limited partners.

Section 11.3(j) of the Partnership Agreement as proposed to be amended would read as follows:

“(j)          The Partnership may not own or lease property in a general partnership or joint venture with an Affiliate of the General Partners ~~unless such property is owned or leased by a joint venture or general partnership with a publicly registered Affiliate, and~~ unless (i) such Affiliate has substantially identical investment objectives as those of the Partnership with respect to such property; (ii) the Partnership, as a result of such joint venture or partnership ownership of a property, is not charged, directly or indirectly, more than once for the same services; (iii) the compensation payable to the General Partners and their Affiliates is substantially identical in each program; (iv) the Partnership will have a right of first refusal to buy the property held by such joint venture in the event that such Affiliate elects to sell its interest in the joint venture; and (v) the investment by the Partnership and such Affiliate are on substantially the same terms and conditions. The ownership of the common areas located on property through a condominium association or other similar form of real property ownership shall not be considered a joint ownership of property for purposes of this paragraph.”

Section 13.4 of the Partnership Agreement as proposed to be amended would read as follows:

“13.4      Dealings with Related Programs. Except as permitted by Sections 11.3(i), 11.3(j) and 13.1 hereof, the Partnership shall not acquire property from any Program in which any of the General Partners or any of their affiliates have an interest.”

Proposal 3: Provide Ability for the General Partners and their Affiliates to Purchase Interests in Existing Joint Ventures - Amendment to Section 11.3(q)

The proposed revisions to the Partnership Agreement would revise Section 11.3(q) (which currently contains no substantive provisions and is “reserved” for later use) to provide that notwithstanding any other provisions of the Partnership Agreement (including those contained in the NASAA Guidelines), the general partners and their affiliates are not prohibited from purchasing all or any portion of the interest of partners or joint venturers (other than the Partnership) in a joint venture or partnership in which the Partnership has an interest. If the general partners or their affiliates make such a purchase, the terms of the partnership or joint venture at or after such sale to the general partners or their affiliates could not be amended in a way that would adversely affect the Partnership or its limited partners.

The general partners believe that such purchases by the general partners and their affiliates may provide additional working capital for the partnerships and joint ventures in which the Partnership holds an interest, thus allowing for acquisitions and property improvements that may be beneficial to the Partnership and its limited partners. The ability to obtain such additional working capital is especially important, given the current difficult credit market. Such purchases by the general partners and their affiliates also would allow, for instance, the general partners to amend such partnership or joint venture in a manner beneficial to the Partnership.

Section 11.3(q) of the Partnership Agreement as proposed to be amended would read as follows:

“(q)         Notwithstanding the limitations provided in this Section 11.3 or elsewhere in this Agreement, nothing in this Agreement shall prohibit the General Partners and/or their Affiliates from purchasing all or any portion of the interest of partners or joint venturers (other than the Partnership) in already existing partnerships or joint ventures in which the Partnership has an interest; provided, however, that at or after such purchase, such partnership or joint venture shall not be amended so as to adversely affect the Partnership or the Limited Partners as a whole ~~[RESERVED]~~.”

Proposal 4: Expanding Ability of the General Partners and their Affiliates to Lease or Purchase Properties from the Partnership - Amendment to Section 13.2

The Partnership Agreement currently contains NASAA Guideline provisions that prohibit sales and leases of Partnership property to the general partners and their affiliates. The proposed revisions to the Partnership Agreement

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would remove these prohibitions. However, the revisions also provide safeguards for such transactions in order to ensure that the sales price or lease terms are fair and reasonable to the Partnership.

The general partners believe that the prohibition on sales and leases to the Partnership’s general partners and their affiliates is unduly burdensome to the Partnership, and that these prohibitions prevent the general partners and their affiliates from taking actions that may benefit the Partnership. Allowing the Partnership to sell a property to the general partners or their affiliates increases the opportunity of the Partnership to dispose of properties at a time that will maximize the return to investors, especially given the current difficult capital market, which may prevent potential non-affiliated property purchasers from obtaining funds for an acquisition. In addition, allowing the Partnership to lease property to the general partners or their affiliates can result in master lease arrangements and other uses by the general partners that would benefit the Partnership, including leasing space from the Partnership in the event the general partners or their affiliates need additional space.

Description of Form of Lease

The proposed amendments to the Partnership Agreement include a form of lease as Appendix A to the Second Amended and Restated Agreement of Limited Partnership. Please note that the form of lease is a proposed addition to the Partnership Agreement, although, for easier legibility, it is not marked as a proposed change in the Second Amended and Restated Agreement of Limited Partnership attached to this Proxy Statement.

To enter into a lease, the tenant would complete the blanks in the form of lease other than the base rental rate. The base rental rate would be a market rental rate equal to that paid by tenants in connection with new lease transactions involving buildings of comparable quality, condition and age located in the same market area as the particular building that is the subject of the lease. The determination of market rental rate also would take into account the amenities available, the length of the term, the construction allowance, the termination options (discussed below), the creditworthiness of the tenant and the guarantor, the rent structure of the lease, and other generally applicable conditions of tenancy for such lease transactions.

The form of lease also provides that the obligations of the tenant under the lease would be guaranteed by Behringer Harvard Holdings, LLC if the tenant is a subsidiary of Behringer Harvard Holdings, LLC, or if the tenant is a subsidiary of an investment program sponsored by the general partners or their affiliates, the obligations of the tenant under the lease would be guaranteed by such investment program.

The form of lease contains a buy-out provision that provides that the tenant can terminate the lease on nine months notice, upon payment of a termination fee equal to the sum of the landlord’s costs (as defined in the lease) plus six months rent.

The tenant would be able to assign the lease without consent, but the tenant and the guarantor would remain liable under the lease.

In connection with determining the amount of base rent, a senior officer from each of three nationally recognized real estate brokerage firms would designate a consultant within the officer’s company to act as a consultant for the lease. Without limiting the companies that may qualify as “nationally or regionally recognized real estate brokerage firms,” the lease provides that the following firms (or their respective successors) qualify as such: (a) CAPSTAR Commercial Real Estate Services, (b) CB Richard Ellis, Inc., (c) Cushman and Wakefield, Inc., (d) Grubb and Ellis Company; (e) Jones Lang LaSalle, and (f) The Staubach Company. Each consultant must be a duly licensed real estate broker with at least ten years of experience in handling leases of office space in the same market area as the building in question. Within fifteen days after the panel of three consultants is appointed, each consultant would independently prepare a written opinion of the market rental rate for the premises to be leased. The amount of base rent to be incorporated into the lease would be equal to the average of the closest two of the three such determinations of the market rental rate; provided, however, that if the middle determination of the market rental rate is equally different in value from the highest and lowest determinations of the market rental rate, then the base rent would be equal to such middle determination of the market rental rate.

Description of Form of Purchase Agreement

The proposed amendments to the Partnership Agreement also include a form of purchase agreement as Appendix B to the Second Amended and Restated Agreement of Limited Partnership. To enter into a sale agreement for a Partnership property, the general partners or their affiliates would complete the blanks in the form purchase agreement, other than the sale price. Please note that the form of purchase agreement is a proposed addition to the Partnership Agreement, although, for easier legibility, it is not marked as a proposed change in the Second Amended and Restated Agreement of Limited Partnership attached to this Proxy Statement.

The sale price for any purchase by the general partners or their affiliates of a Partnership property would be determined in one of two ways. In the first method, the general partners would engage a nationally or regionally

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recognized real estate brokerage firm (as described above) to actively market the property for at least sixty days. At the end of that period, the general partners could decide to sell the property to a bidder that resulted from the active marketing efforts, or the general partners or their affiliates could decide to purchase the property. If the general partners or their affiliates decide to purchase the property, the form purchase contract would be completed, and the purchase price would be the greater of (i) an appraisal obtained from a nationally recognized real estate brokerage firm as part of the sale process or (ii) the highest offer set forth in an executed letter of intent (as described in more detail in Exhibit B to the form of purchase agreement) for the property received during the six months prior to the execution of the purchase agreement between the Partnership and the general partners or their affiliates.

In the second method of determining the sale price, rather than engaging in an active marketing effort, the general partners would engage two nationally or regionally recognized real estate firms that offer valuation services, each of which would provide an appraisal of the property.  If this method is used, the sale price would be the greater of (i) the average of the two appraisals or (ii) the highest bona fide offer for the property received during the six months prior to the execution of the purchase agreement between the Partnership and the general partners or their affiliates.  Without limiting the companies that may qualify as “nationally or regionally recognized real estate firms that offer valuation services,” the purchase agreement provides that the following firms (or their respective successors) qualify as such:  (a) CB Richard Ellis, Inc; (b) Cushman and Wakefield, Inc; (c) Grubb and Ellis Company; (d) Land America Valuation Services; (e) PKF Consulting and (f) HVS Consulting and Valuation.

Section 13.2 of the Partnership Agreement as proposed to be amended would read as follows:

“13.2                 Sales and Leases to the General Partners and Their Affiliates.  The Partnership shall not ~~sell or~~ lease any Partnership Property to the General Partners or their Affiliates except upon the terms and conditions substantially as set forth in the Form of Lease attached as Appendix A to this Agreement, subject to completion of any outstanding provisions therein, including provisions regarding the lease rate and buyout terms, and subject to changes that are not adverse to the Partnership.  The lease rate shall be determined in accordance with the procedure provided in Exhibit H to such Form of Lease.

 The Partnership shall not sell any Partnership Property to the General Partners or their Affiliates except upon the terms and conditions substantially as set forth in the Form of Purchase Agreement attached as Appendix B to this Agreement, subject to completion of any outstanding provisions therein, including provisions regarding the purchase price for such property, and subject to changes that are not adverse to the Partnership.  Such purchase price will be determined in accordance with the procedure provided in Exhibit B to such Form of Purchase Agreement.”

Proposal 5:  Conforming Access to Books and Records to Texas Law - Amendment to Section 15.1

The proposed revisions to the Partnership Agreement would remove the provisions in Section 15.1 contained in the NASAA Guidelines with respect to the limited partners’ access to the books and records of the Partnership, the limited partners’ rights to a list of the Partnership’s limited partners, and the liability of the Partnership if the list of limited partners is not provided to a requesting limited partner in a timely fashion.  These provisions would be replaced by Texas statutory provisions regarding the Partnership records that must be kept and maintained, including a list of the Partnership’s limited partners, the Partnership’s tax returns, the Partnership’s governing documents and the Partnership’s books and records of accounts, as well as the rights of limited partners to inspect and copy such records.  While these revisions may, in some cases, reduce limited partners’ access to the books, records and list of limited partners of the Partnership and may reduce the Partnership’s liability if it fails to provide a list of limited partners in a timely fashion, the general partners believe that the current provisions expose the Partnership and its limited partners to potentially abusive “mini-tender offers” for the Partnership’s units of limited partnership interest and hinder the Partnership’s ability to protect the privacy of its limited partners.

Mini-tender offers are generally described by the SEC as offers to purchase securities that would result in the offeror owning less than 5% of a partnership’s securities.  The SEC has recognized that bidders offering to purchase stock through such offers may provide inadequate, or even misleading, information.  These offers may be structured to catch investors off guard and pressure them to quickly make a decision.

Section 15.1 of the Partnership Agreement as proposed to be amended would read as follows:

“15.1                 Books.  The General Partners shall keep and maintain ~~full and complete books and~~the following records for the Partnership in written form (or in another form capable of conversion into written form within a reasonable time) at its principal office:

(a)          a current list that states:

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(i)             the name and mailing address of each Partner, separately identifying in alphabetical order the General Partners and the Limited Partners;

(ii)          the last known street address of the business or residence of each Partner;

(iii)       the percentage or other interest in the Partnership owned by each Partner; and

(iv)      the name of the Partners who are members of each class or group of Partners established by the Partnership, if any;

(b)         copies of the Partnership’s federal, state and local information or income tax returns for each of the Partnership’s six most recent tax years;

(c)          a copy of this Agreement and the Certificate, all amendments or restatements thereto, executed copies of any powers of attorney under which this Agreement, the Certificate and all amendments and restatements thereto have been executed, and copies of any document that creates classes or groups of Partners;

(d)         unless contained in this Agreement, a written statement of:

(i)             the amount of cash contributions and a description and statement of the agreed value of any other contribution made by each Partner, and the amount of the cash contributions and a description and statement of the agreed value of any other contribution that the Partner has agreed to make in the future as an additional contribution;

(ii)          the times at which additional contributions are to be made or events requiring additional contributions to be made;

(iii)       events requiring the Partnership to be dissolved and its affairs wound up; and

(iv)      the date on which each Partner became a partner; and

(e)          books and records of account of the Partnership.

A Partner, on written request stating the purpose, may examine and copy, in person or by the Partner’s representative, at any reasonable time, for any proper purpose, and at the Partner’s expense, the records described in this Section 15.1 and other information regarding the business, affairs and financial condition of the Partnership as is just and reasonable to examine and copy.  On the written request by any Partner to a General Partner at the Partnership’s principal office, the Partnership shall provide to the requesting Partner without charge true copies of this Agreement and the Certificate, and all amendments or restatements thereto, and the Partnership’s federal, state and local information or income tax returns for each of the Partnership’s six most recent tax years~~, and all Limited Partners and their designated representatives shall have the right to inspect, examine and copy at their reasonable cost such books at reasonable times.  The books of account for financial accounting purposes shall be kept in accordance with generally accepted accounting principles.  Limited Partner suitability records shall be maintained for at least six years.  In addition, the General Partners shall maintain an alphabetical list of the names, addresses and business telephone numbers of the Limited Partners of the Partnership along with the number of Units held by each of them (the “Participant List”) as a part of the books and records of the Partnership which shall be available for inspection by any Limited Partner or his designated representative at the principal office of the Partnership upon the request of the Limited Partner.  The Participant List shall be updated at least quarterly to reflect changes in the information contained therein.  A copy of the Participant List shall be mailed to any Limited Partner requesting the Participant List within ten (10) days of the request.  The copy of the Participant List to be mailed to a Limited Partner shall be printed in alphabetical order, on white paper, and in readily readable type size (in no event smaller than 10-point type).  A reasonable charge for copy work may be charged by the Partnership.  The purposes for which a Limited Partner may request a copy of the Participant List include, without limitation, matters relating to the Limited Partners’ voting rights under this Agreement and the exercise of the Limited Partners’ rights under federal proxy laws.  If the General Partners of the Partnership neglect or refuse to exhibit, produce or mail a copy of the Participant List as requested, they shall be liable to the Limited Partner requesting the list for the costs, including attorneys’ fees, incurred by that Limited Partner for compelling the production of the Participant List and for actual damages suffered by the Limited Partner by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for a request for inspection of or a request for a copy of the Participant List is to secure such list of Limited Partners or other information for the purpose of selling such list or copies thereof or for the~~

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 ~~purpose of using the same for a commercial purpose other than in the interest of the applicant as a Limited Partner relative to the affairs of the Partnership.  The General Partners may require any Limited Partner requesting the Participant List to represent that the list is not requested for a commercial purpose unrelated to such Limited Partner’s interest in the Partnership.  The remedies provided hereunder to Limited Partners requesting copies of the Participant List are in addition to, and shall not in any way limit, other remedies available to Limited Partners under federal law or under the laws of any state~~.”

Proposal 6:  Removing Suitability Requirements for Transfers - Amendment to Section 17.3(f)

Under the proposed amendments to the Partnership Agreement, the provisions of Section 17.3(f) would be deleted in their entirety (Section 17.3(f) would be “reserved” for later use).  Section 17.3(f) pertains to the suitability standards applied to potential recipients of the Partnership’s units.  Currently, limited partners may only transfer their units to persons or entities that meet the suitability standards provided in Section 17.3(f).  These provisions were contained in the NASAA Guidelines.  Removal of these provisions generally would provide limited partners with greater ability to transfer their units through estate planning or otherwise, since recipients of units from limited partners no longer would be subject to the financial suitability standards contained in the NASAA Guidelines.

The submission of this proposal to the limited partners does not in any way constitute a waiver by the general partners of their rights under Section 17.8 of the Partnership Agreement, which provides that the general partners may amend the Partnership Agreement to eliminate or modify any restriction on substitution or assignment at such time as the restriction is no longer necessary.  Such rights remain reserved by the general partners, regardless of whether this proposal is approved.

Section 17.3(f) of the Partnership Agreement as proposed to be amended would read as follows:

“(f)                              [Reserved.]~~With the exception of intra-family transfers or transfers made by gift, inheritance or family dissolution, no transfer or assignment of any interest in the Partnership shall be made unless the transferee has (i) either (A) a net worth of at least forty-five thousand dollars ($45,000) and an annual gross income of at least forty-five thousand dollars ($45,000) or (B) a net worth of at least one hundred fifty thousand dollars ($150,000) and (ii) satisfied any higher suitability standards that may apply in the transferee’s state of primary residence.  For purposes of the foregoing standards, net worth is computed exclusive of home, furnishings and automobiles.  Each transferee will be required to represent that he complies with the applicable standards, that he is purchasing in a fiduciary capacity for a Person meeting such standards, or that he is purchasing with funds directly or indirectly supplied by a donor who meets such standards.  No transfer may be made to any Person who does not make such representation.~~”

THE GENERAL PARTNERS UNANIMOUSLY RECOMMEND A VOTE “FOR ALL”
AMENDMENTS TO THE PARTNERSHIP AGREEMENT.  APPROVAL OF ALL OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT SHALL ALSO CONSTITUTE THE AUTHORIZATION OF THE PARTNERSHIP’S GENERAL PARTNERS, OR EACH OF THEM, TO TAKE AND TO DO SUCH FURTHER ACTS AND DEEDS, AND TO EXECUTE AND DELIVER SUCH DOCUMENTS, PAPERS AND INSTRUMENTS AS ARE NECESSARY, APPROPRIATE, ADVISABLE OR REQUIRED IN ORDER TO EFFECTUATE SUCH AMENDMENTS TO THE PARTNERSHIP AGREEMENT.  IF FEWER THAN ALL OF THE PROPOSED AMENDMENTS ARE APPROVED, THE PARTNERSHIP AGREEMENT WILL NOT BE AMENDED OR RESTATED AND THE PARTNERSHIP WILL CONTINUE TO BE GOVERNED BY THE PARTNERSHIP AGREEMENT AS CURRENTLY IN EFFECT.

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ADDITIONAL INFORMATION

We electronically file an annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports with the SEC.  Copies of our filings with the SEC may be obtained from our web site at http://www.behringerharvard.com or at the SEC’s web site at http://www.sec.gov.  Access to these filings is free of charge.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Special Meeting other than those mentioned in the Notice of Special Meeting of Limited Partners and referred to in this Proxy Statement.

BY ORDER OF THE GENERAL PARTNERS,

/s/ Robert M. Behringer
Robert M. Behringer
Individual General Partner and Chief Executive Officer of Behringer Harvard Advisors II LP, the co-General Partner

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APPENDIX A

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

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SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

i

ii

iii

iv

THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is made and entered into effective as of the ~~15th~~       day of ~~September, 2003,~~                    , 2008, by and between Robert M. Behringer, a Texas resident, and Behringer Harvard Advisors II LP, a Texas limited partnership, as the General Partners~~, and Gerald J. Reihsen, III, a Texas resident, as the Initial Limited Partner~~, and those parties who from time to time become Limited Partners as provided in this Agreement, as the Limited Partners.

WHEREAS, on July 30, 2002, a Certificate of Limited Partnership was filed with the Secretary of State of the State of Texas, pursuant to which the General Partners and Gerald J. Reihsen, III, a Texas resident, as the Initial Limited Partner, formed a limited partnership (the “Partnership”) under the Texas Revised Uniform Limited Partnership Act (the “Act”); ~~and~~

WHEREAS, the General Partners and the Initial Limited Partner entered into an Agreement of Limited Partnership effective as of July 30, 2002;

WHEREAS, the General Partners and the Initial Limited Partner entered into an Amended and Restated Agreement of Limited Partnership effective as of September 15, 2003;

WHEREAS, the General Partners and the Limited Partners entered into a First Amendment to Amended and Restated Agreement of Limited Partnership effective as of March 29, 2006; and

WHEREAS, the parties hereto desire to enter into this Second Amended and Restated Agreement of Limited Partnership.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions herein contained, the parties hereto hereby agree~~,~~ as follows:

ARTICLE I

FORMATION

The General Partners ~~have~~ executed and filed a Certificate of Limited Partnership on July 30, 2002~~,~~ with the Secretary of State of the State of Texas, pursuant to which the ~~parties hereto have~~General Partners and the Initial Limited Partner formed the Partnership.

ARTICLE II

NAME

The business of the Partnership shall be conducted under the name of “Behringer Harvard Short-Term Opportunity Fund
I LP” or such other name as the General Partners shall hereafter designate in their discretion from time to time.

ARTICLE III

DEFINITIONS

3.1          “Acquisition and Advisory Fee” shall mean the fee payable to the General Partners or their Affiliates pursuant to Section 12.1 hereof for performing acquisition advisory services in connection with the review and evaluation of potential real property acquisitions and other investments for the Partnership.

3.2          “Acquisition Expenses” shall mean expenses, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

3.3          “Acquisition Fees” shall mean the total of all fees and commissions paid by any Person to any Person in connection with the purchase, development or construction of property by the Partnership, including the

Acquisition and Advisory Fees payable to the General Partners or their Affiliates, real estate brokerage commissions, investment advisory fees, finder’s fees, selection fees, Development Fees, Construction Fees, nonrecurring management fees, or any other fees of a similar nature, however designated, but excluding any Development Fees and Construction Fees paid to a Person not affiliated with the Sponsor in connection with the actual development or construction of a property.

3.4          “Act”  shall mean the provisions of the Texas Revised Uniform Limited Partnership Act.

3.5          “Additional Limited Partners” shall refer to all persons who are admitted as Limited Partners pursuant to the provisions hereof.

3.6          “Affiliate” shall mean (a) any Person directly or indirectly controlling, controlled by or under common control with a General Partner, (b) any Person owning or controlling ten percent (10%) or more of the outstanding voting securities of a General Partner, (c) any officer, director or partner of a General Partner, and (d) if such other Person is an officer, director or partner, any company for which a General Partner acts in any such capacity.

3.7          “Aggregate Assets Value” shall mean the aggregate book value of the assets of the Partnership (other than investments in bank accounts, money market funds and other current assets) at the time of measurement before deducting depreciation, bad debts or other similar non-cash reserves and without reduction for any debt secured by or relating to such assets; provided, however, that during such periods in which the Partnership is obtaining independent estimated Unit valuations pursuant to Section 15.2(f), “Aggregate Assets Value” will equal the greater of (i) the amount determined pursuant to the foregoing or (ii) the aggregate valuation of such assets established by or in connection with the most recent such valuation report without reduction for depreciation, bad debts or other similar non-cash reserves and without reduction for any debt secured by or relating to such assets.

3.8          “Agreement” shall mean this Second Amended and Restated Agreement of Limited Partnership as amended, modified or supplemented from time to time.

3.9          “Asset Management Fee” shall mean the fee paid to the General Partners or their Affiliates pursuant to Section 12.4 hereof for day-to-day professional management services in connection with the Partnership and its investments.

3.10        “Assignee” shall mean a Person who has acquired a Limited Partner’s beneficial interest in one or more Units and has not become a substituted Limited Partner.

3.11        “Base Amount” shall mean that portion of Capital Contributions originally committed to Investment in Properties without regard to leverage and including Working Capital Reserves.  The Base Amount shall be recomputed annually by subtracting from the then fair market value of the Partnership’s real properties, as determined by independent appraisals, plus the Working Capital Reserves~~,~~ an amount equal to the outstanding debt secured by the Partnership’s properties.

3.12        “Capital Account” shall mean the account established and maintained for each Partner pursuant to Section 8.1 hereof.

3.13        “Capital Contribution” shall mean, in the case of the General Partners, the aggregate amount of cash contributed by the General Partners to the Partnership and, in the case of a Limited Partner, the gross amount of investment in the Partnership by such Limited Partner, which shall be an amount equal to ten dollars ($10.00) multiplied by the number of Units purchased by such Limited Partner.

3.14        “Cash Flow” shall mean cash funds from operations of the Partnership, including without limitation interest and other investment income but excluding Capital Contributions and without deduction for depreciation or amortization, after deducting funds used to pay or to provide for the payment of all operating expenses of the Partnership and each Partnership Property and debt service, if any, capital improvements and replacements.

3.15        “Certificate” shall mean the Certificate of Limited Partnership filed with the Secretary of State of Texas dated July 30, 2002, as amended from time to time.

3.16        “Code” shall mean the Internal Revenue Code of 1986, as amended.

3.17        “Competent Independent Expert”  shall mean a Person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Partnership and who is qualified to perform such work.  Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification.

3.18        “Construction Fees” shall mean any fees or other remuneration for acting as general contractor and/or construction manager to construct, supervise and/or coordinate improvements in connection with the actual development or construction of a Partnership Property.

3.19        “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Partnership Property, exclusive of Acquisition Fees and Acquisition Expenses.

3.20        “Development Fees” shall mean any fees or other remuneration for the development of a Partnership Property, including negotiating and approving plans, assisting in obtaining zoning and necessary variances for a specific property, and related matters.

3.21        “Dissenting Limited Partner” shall mean any Limited Partner who casts a vote against a plan of merger, plan of exchange or plan of conversion, including a Roll-Up; except that, for purposes of a transaction which involves an exchange or a tender offer, Dissenting Limited Partner shall mean any person who files a dissent from the terms of the transaction with the party responsible for tabulating the votes or tenders to be received in connection with the transaction during the period in which the offer is outstanding.

3.22        “Distribution Reinvestment Plan” shall mean the plan established pursuant to Section 8.15 hereof.

3.23        “Event of Withdrawal” shall mean, as to the General Partners (a) the dissolution, death or permanent disability of a General Partner; (b) if such General Partner (i) makes an assignment for the benefit of the creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudicated a bankrupt or insolvent; (iv) files a petition or answer speaking for himself or itself in the reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of the petition filed against him or it in any proceeding of this nature; (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such General Partner of all or a substantial part of his or its property; or (c) upon (i) the filing of a certificate of dissolution of a General Partner or the revocation of a General Partner’s charter and lapse of ninety (90) days after notice to the General Partner of revocation without reinstatement of its charter; (ii) one hundred-twenty (120) days after the commencement of any proceeding against a General Partner seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding has not been dismissed; or (iii) the expiration of ninety (90) days after the appointment without such General Partner’s consent or acquiescence of a trustee, receiver or liquidator of such General Partner or of all or any substantial part of its properties, the appointment of which is not vacated or stayed within ninety (90) days after the expiration of any stay.  If there is at least one remaining General Partner, an Event of Withdrawal of a General Partner shall be effective as of the date of any such event; however, if an Event of Withdrawal shall occur with respect to the last remaining General Partner, the Event of Withdrawal shall not be effective until one hundred-twenty (120) days after the event giving rise to the Event of Withdrawal has occurred.

3.24        “Front-End Fees” shall mean fees and expenses paid by any party for any services rendered during the Partnership’s organizational or acquisition phase including Organization and Offering Expenses,

Acquisition Fees (including Acquisition and Advisory Fees), Acquisition Expenses, interest on deferred fees and expenses, if applicable, and any other similar fees, however designated.

3.25        “Gain on Sale” shall mean the taxable income or gain for federal income tax purposes (including gain exempt from tax) in the aggregate for each fiscal year from the sale, exchange or other disposition of all or any portion of a Partnership asset after netting losses from such sales, exchanges or other dispositions against the gains from such transactions.

3.26        “General Partners” shall refer collectively to Robert M. Behringer and Behringer Harvard Advisors II LP, or any other Person or Persons who succeed any or all of them in that capacity.

3.27        “Gross Revenues” shall mean all amounts actually collected as rents or other charges for the use and occupancy of Partnership Properties, but shall exclude interest and other investment income of the Partnership and proceeds received by the Partnership from a sale, exchange, condemnation, eminent domain taking, casualty or other disposition of assets of the Partnership.

3.28        “Initial Limited Partner” shall mean Gerald J. Reihsen, III.

3.29        “Intellectual Property Rights” shall mean all rights, titles and interests, whether foreign or domestic, in and to any and all trade secrets, confidential information rights, patents, invention rights, copyrights, service marks, trademarks, know-how, or similar intellectual property rights and all applications and rights to apply for such rights, as well as any and all moral rights, rights of privacy, publicity and similar rights and license rights of any type under the laws or regulations of any governmental, regulatory, or judicial authority, foreign or domestic and all renewals and extensions thereof.

3.30        “Investment in Properties” shall mean the amount of Capital Contributions actually paid or allocated to the purchase, development, construction or improvement of properties acquired by the Partnership (including the purchase of properties, working capital reserves allocable thereto except that working capital reserves in excess of five percent (5%) shall not be included and other cash payments such as interest and taxes, but excluding Front-End Fees).

3.31        “IRS” means the Internal Revenue Service.

3.32        “Limited Partners” shall refer to ~~the Initial Limited Partner,~~ the Additional Limited Partners and to all other Persons who are admitted to the Partnership as additional or substituted Limited Partners.

3.33        “Liquidating Distributions” shall mean the net cash proceeds received by the Partnership from (a) the sale, exchange, condemnation, eminent domain taking, casualty or other disposition of substantially all of the assets of the Partnership or the last remaining assets of the Partnership or (b) a liquidation of the Partnership’s assets in connection with a dissolution of the Partnership, after (i) payment of all expenses of such sale, exchange, condemnation, eminent domain taking, casualty or other disposition or liquidation, including real estate commissions, if applicable, (ii) the payment of any outstanding indebtedness and other liabilities of the Partnership, (iii) any amounts used to restore any such assets of the Partnership, and (iv) any amounts set aside as reserves which the General Partners in their sole discretion may deem necessary or desirable.

3.34        “Majority Vote” shall mean the affirmative vote or written consent of Limited Partners then owning of record more than fifty percent (50%) of the outstanding Units of the Partnership; provided, however, that any Units owned or otherwise controlled by the General Partners or their Affiliates may not be voted and will not be included in the total number of outstanding Units for purposes of this definition unless such Units are the only Units outstanding as of the date of determination.

3.35        “Minimum Gain” shall have the meaning set forth in Treasury Regulations Section 1.704-2(d).

3.36        “Minimum Investment Percentage” shall mean a percentage of the aggregate Capital Contributions which is equal to 82% of the Capital Contributions.

3.37        “Minimum Offering” shall mean the receipt and acceptance by the General Partners of subscriptions for Units aggregating at least one million five hundred thousand dollars ($1,500,000) in offering proceeds.

3.38        “Minimum Offering Expiration Date” shall mean the first anniversary of the commencement of the Offering.

3.39        “NASAA Guidelines” shall mean the Statement of Policy Regarding Real Estate Programs of the North American Securities Administrators Association, Inc., effective September 29, 1993, as amended.

3.40        “Net Capital Contribution” shall mean, with respect to any Partner, the Partner’s Capital Contribution as reduced from time to time by distributions to such Partner constituting a return of capital pursuant to Section 8.10 hereof or by distributions to such Partner of Non-Liquidating Net Sale Proceeds and Liquidating Distributions pursuant to Sections 9.1 and 9.3 hereof, but excluding distributions made to Limited Partners pursuant to Section 9.2(b) hereof, and without reduction for distributions of Net Cash From Operations made pursuant to Section 9.1 hereof.

3.41        “Net Cash Distributions” shall mean the sum of Net Cash From Operations and Non-Liquidating Net Sale Proceeds.

3.42        “Net Cash From Operations” shall mean Cash Flow, less the amounts set aside for restoration or creation of reserves and for repurchases of Units pursuant to Section 8.11 hereof, if any.

3.43        “Net Income” or “Net Loss” shall mean the net income or loss realized or recognized by the Partnership for a fiscal year, as determined for federal income tax purposes, including any income exempt from tax.

3.44        “Non-Liquidating Net Sale Proceeds” shall mean the net cash proceeds received by the Partnership from a sale, exchange, condemnation, eminent domain taking, casualty or other disposition of assets of the Partnership, which does not constitute substantially all of the remaining assets of the Partnership, after (a) payment of all expenses of such sale, exchange, condemnation, eminent domain taking, casualty or other disposition, including real estate commissions, if applicable, (b) the payment of any outstanding indebtedness and other Partnership liabilities relating to such disposed assets, (c) any amounts used to restore any such disposed assets or purchase additional assets with the proceeds thereof, and (d) any amounts set aside as reserves which the General Partners in their sole discretion may deem necessary or desirable (including for the purchase of additional assets).

3.45        “Offering” shall mean the offering and sale of Units to the public pursuant to the terms and conditions set forth in the Prospectus.

3.46        “Organization and Offering Expenses” shall mean those expenses incurred in connection with organizing the Partnership, preparing the Partnership for registration and subsequently offering and distributing the Units to the public, including without limitation, legal and accounting fees, sales commissions paid to broker-dealers in connection with the distribution of the Units and all advertising expenses.

3.47        “Participating Percentage” shall mean at any given time, as to each holder of a Unit or Units, the percentage of that Person’s Unit or Units to the total Units being measured and shall be determined by dividing the total number of Units held by such Person by the total number of outstanding Units and multiplying the quotient thereof by one hundred (100).

3.48        “Partners” shall refer collectively to the General Partners and to the Limited Partners, and reference to a “Partner” shall be to any one of the Partners.

3.49        “Partnership” shall refer to the limited partnership created under this Agreement.

3.50        “Partnership Property” or “Partnership Properties” shall mean any and all land and improvements purchased, constructed or owned by the Partnership, either directly or through joint venture arrangements or other partnership or investment interests, and all repairs, replacements or renewals thereof, together with all personal property acquired by the Partnership, directly or indirectly, which is from time to time located thereon or specifically used in connection therewith.

3.51        “Person” shall mean any natural person, partnership, corporation, association, or other legal entity, including without limitation, qualified pension and profit sharing trusts.

3.52        “Preferential Limited Partner Return” shall mean with respect to each Limited Partner Unit the sum of (a) a cumulative (but not compounded) ten percent (10%) per annum return on a Limited Partner’s Net Capital Contribution with respect to such Unit.  Each Limited Partner’s Preferential Limited Partner Return as to any Unit shall be calculated from the date on which such Limited Partner’s initial Capital Contribution was accepted by the Partnership in respect of such Unit.

3.53        “Prior Behringer Harvard Public Programs” shall mean public real estate limited partnerships, real estate investment trusts or other publicly registered programs or entities previously or currently sponsored by the General Partners or their Affiliates having substantially identical investment objectives as the Partnership.

3.54        “Program” shall mean a limited or general partnership, joint venture, unincorporated association or similar organization (other than a corporation) formed and operated for the primary purpose of investment in and the operation of or gain from an interest in real property, including such entities formed to make or invest in mortgage loans.

3.55        “Proprietary Property” shall mean all modeling algorithms, tools, computer programs, know-how, methodologies, processes, technologies, ideas, concepts, skills, routines, subroutines, operating instructions and other materials and aides used in performing the service set forth in Article XII hereto and all modifications, enhancements and derivative works of the foregoing.

3.56        “Prospectus” shall mean the prospectus used by the Partnership in connection with its initial offer and sale of Units to the public pursuant to a Registration Statement filed under the Securities Act of 1933, as amended.

3.57        “Purchase Price” shall mean the price paid by the Partnership for Partnership Properties (including all Acquisition Fees, liens and mortgages on the properties, but excluding points and prepaid interest) plus all costs of improvements, if any, reasonably and properly allocable to the Partnership Properties.

3.58        “Registration Statement” shall mean the registration statement filed by the Partnership with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in order to register the Units for sale to the public, including all amendments thereto.

3.59        “Retirement Plans” shall mean Individual Retirement Accounts established under Section 408 or Section 408A of the Code and Keogh or corporate pension or profit sharing plans established under Section 401(a) of the Code.

3.60        “Roll-Up” shall mean any transaction that involves the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Partnership and the issuance of securities of a Roll-Up Entity; provided, however, that such term does not include a transaction that (a) involves securities of the Partnership that have been listed for at least 12 months on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or (b) involves the conversion to corporate, trust or association form of only the Partnership if, as a consequence of the transaction, there will be no significant adverse change in any of the following rights or terms, as compared to such rights and terms in effect for the Partnership prior to such transaction: (i) voting rights of holders of the class of securities to be held by Limited Partners, (ii) the term of existence of the surviving or resulting entity, (iii) compensation to the sponsor (as defined in the NASAA Guidelines) of the surviving or resulting entity, or (iv) the investment objectives of the surviving or resulting entity.

3.61                        “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up.

3.62                        “Sale Date” shall mean the day on which the Partnership realizes any gain or loss from the sale, exchange or other disposition of Partnership assets which it is required to allocate to the Partners.

3.63                        “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Partnership, (ii) will manage or participate in the management of the Partnership, and any Affiliate of any such Person, other than a Person whose only relationship with the Partnership is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Partnership, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Partnership in connection with the founding or organizing of the business of the Partnership, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Partnership, (vi) possesses significant rights to control Partnership Properties, (vii) receives fees for providing services to the Partnership which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Partnership on a basis which was not negotiated at arm’s-length with the Partnership.

3.64                        “Treasury Regulations” shall mean the Income Tax Regulations promulgated under the Code by the United States Treasury Department.

3.65                        “Unit” shall mean the limited partnership interest entitling the holder thereof to all applicable rights and benefits under this Agreement including, but not limited to, an interest in the income, loss, distributions and capital of the Partnership to be allocated to holders of Units, as set forth in Articles IX and X hereof.  All Units shall represent a Capital Contribution of ten dollars ($10.00) each (irrespective of the fact that because of discounts in sales commissions and other fees under certain circumstances, certain Units may be sold and issued for a gross consideration of less than ten dollars ($10.00) per Unit), shall be issued as fully paid and nonassessable and shall have the same rights, privileges and preferences except as expressly provided herein.

ARTICLE IV

BUSINESS

4.1                               Purpose.  The principal purpose of the Partnership is to acquire, develop, construct, own, operate, improve, lease and otherwise manage for investment purposes, either alone or in association with others, a diversified portfolio of income-producing commercial or industrial properties as shall from time to time be acquired by the Partnership and to engage in any or all general business activities related to or incidental to such principal purpose.

4.2	Objectives. The business of the Partnership shall be conducted with the following objectives:

(a)	To preserve, protect and return the Partners’ investment in the Partnership;

(b)	To realize growth in the value of Partnership Properties upon the ultimate sale thereof;

(c)	To maximize Net Cash From Operations; and

(d)	To liquidate or merge the Partnership within five (5) years after termination of the Offering.

ARTICLE V

NAMES AND ADDRESSES OF PARTNERS

The names of the General Partners are Behringer Harvard Advisors II LP and Robert M. Behringer.  The ~~name of the Initial Limited Partner is Gerald J. Reihsen, III.  The~~ business address of the General Partners ~~and the Initial Limited Partner is 1323 North Stemmons Freeway, Suite 212, Dallas, Texas 75207.~~is 15601 Dallas Parkway,

Suite 600, Addison, Texas 75001.  The names and addresses of all the Additional Limited Partners shall be set forth in the books and records of the Partnership.

ARTICLE VI

TERM

The Partnership term commenced upon the filing of the Certificate and shall continue until December 31, 2017, unless sooner terminated as hereinafter provided.

ARTICLE VII

PRINCIPAL AND REGISTERED OFFICE AND REGISTERED AGENT

The principal and registered office of the Partnership shall be ~~1323 North Stemmons Freeway~~15601 Dallas Parkway, Suite ~~212, Dallas~~600, Addison, Texas ~~75207.~~75001.  The General Partners may from time to time change the principal place of business and, in such event, shall notify the Limited Partners in writing of the change and the effective date of such change.  The registered agent for the Partnership at such address shall be Behringer Harvard Advisors II LP.

ARTICLE VIII

CAPITAL CONTRIBUTIONS

8.1          Capital Accounts.  A separate Capital Account shall be maintained for each Partner.  The Capital Accounts of the Partners shall be determined and maintained throughout the term of the Partnership in accordance with the capital accounting rules of Treasury Regulations Section 1.704-1(b), as it may be amended or revised from time to time.

8.2          General Partners.  The General Partners shall make Capital Contributions to the Partnership as follows:

Name	Dollar Amount

Behringer Harvard Advisors II LP	$400
Robert M. Behringer	$100

TOTAL	$500

8.3          General Partner Purchase of Units.  The Capital Contributions of the General Partners, together with the Capital Contribution of the Initial Limited Partner, shall constitute the initial capital of the Partnership and shall not entitle the General Partners to any Units.  The General Partners may, in their discretion, make additional Capital Contributions to the capital of the Partnership in exchange for the purchase of Units.  Any General Partner who purchases Units shall continue, in all respects, to be treated as a General Partner but shall receive the income, losses and cash distributions with respect to any Units purchased by such General Partner on the same basis as other Partners may receive with respect to their Units.  Units purchased by the General Partners or their Affiliates shall not be entitled to vote on any transaction requiring Limited Partner approval.

8.4          Initial Limited Partner.  The Initial Limited Partner shall contribute one hundred dollars ($100) in cash to the Partnership and agrees that his interest shall automatically be redeemed for one hundred dollars ($100) upon the admission of any Additional Limited Partners to the Partnership.

8.5          Limited Partner Contributions.  The General Partners are authorized and directed to raise capital for the Partnership as provided in the Prospectus by offering and selling not more than an aggregate of eleven million (11,000,000) Units to Limited Partners as follows:

(a)           Each Unit shall be issued for a purchase price of ten dollars ($10.00) less any discounts authorized in the Prospectus.

(b)                                  Except as set forth below, the minimum purchase of either class or combination of Units shall be one hundred (100) Units (or such greater minimum number of Units as may be required under applicable state or federal laws).  Except in certain states, subscribers who have satisfied the minimum purchase requirements and have purchased units in Prior Behringer Harvard Public Programs or units or shares of other public real estate programs may purchase less than the minimum number of Units described above, but in no event less than two and one-half (2.5) Units.  In addition, after subscribers have satisfied the minimum purchase requirements, the minimum additional investment in the Partnership shall not be less than two and one-half (2.5) Units.  Fractional Units may be sold at the discretion of the General Partners.  Notwithstanding the foregoing, the provisions set forth above relating to the minimum number of Units which may be purchased shall not apply to purchases of Units pursuant to the Distribution Reinvestment Plan described in Section 8.15 hereof or a qualified Distribution Reinvestment Plan authorized by the partnership agreement of one of the Prior Behringer Harvard Public Programs or reinvestment plans of other public real estate programs.

(c)                                  The General Partners may refuse to accept subscriptions for Units and contributions tendered therewith for any reason whatsoever.

(d)                                  Each Unit sold to a subscriber shall be fully paid and nonassessable.

The General Partners are further authorized to cause the Partnership to issue additional Units to Limited Partners pursuant to the terms of any plan of merger, plan of exchange or plan of conversion adopted by the Partnership pursuant to the provisions of Section 11.5 hereof.

8.6                               Admission of Limited Partners.  No action or consent by any Limited Partners shall be required for the admission of Additional Limited Partners to the Partnership, provided that the Partnership may not issue more than eleven million (11,000,000) Units to Limited Partners pursuant to the Offering.  Funds of subscribers for Units pursuant to the Offering shall be held in the escrow account described in Section 8.8 below.  Such funds shall not be released from escrow, and no subscribers for Units shall be admitted to the Partnership unless and until the receipt and acceptance by the Partnership of the Minimum Offering.  At any time thereafter, the Capital Contributions of such subscribers may be released directly to the Partnership, provided that such subscribers in the initial escrow shall be admitted to the Partnership within fifteen (15) days after such release.  Subscriptions from subsequent subscribers shall be accepted or rejected within thirty (30) days of receipt by the Partnership, and if rejected, all funds shall be returned to subscribers within ten (10) business days.  Subsequent subscribers shall be deemed admitted as Limited Partners of the Partnership on the day on which the subscriptions from such Persons are accepted by the Partnership.

No Person who subscribes for Units in the Offering shall be admitted as a Limited Partner who has not executed and delivered to the Partnership the Subscription Agreement specified in the Prospectus, together with such other documents and instruments as the General Partners may deem necessary or desirable to effect such admission, including, but not limited to, the written acceptance and agreement by such Person to be bound by the terms and conditions of this Agreement.  Any Person who shall receive Units pursuant to a plan of merger, plan of exchange or plan of conversion adopted by the Partnership pursuant to Section 11.5 hereof shall also be required to execute and deliver to the Partnership, as a condition to admission as a Limited Partner, such documents and instruments as the General Partners may deem necessary or desirable to affect such admission, including, but not limited to, the written acceptance and agreement by such Person to be bound by the terms and conditions of this Agreement.

8.7                               Minimum Capitalization.  The Offering will terminate if the Partnership has not received and accepted subscriptions for the Minimum Offering on or before the Minimum Offering Expiration Date.

8.8                               Escrow.  Until subscriptions for the Minimum Offering are received and accepted by the General Partners, or until the Minimum Offering Expiration Date, whichever first occurs, all subscription proceeds shall be held in an escrow account separate and apart from all other funds and invested in obligations of, or obligations guaranteed by, the United States government, or bank money-market accounts or certificates of deposit of national or state banks that have deposits insured by the Federal Deposit Insurance Corporation (including certificates of deposit of any bank acting as a depository or custodian for any such funds), which mature on or before the Minimum

Offering Expiration Date, unless such instrument cannot be readily sold or otherwise disposed of for cash by the Minimum Offering Expiration Date without any dissipation of the subscription proceeds invested, all in the discretion of such escrow agent or agents appointed by the General Partners.  All moneys tendered by Persons whose subscriptions are rejected shall be returned, without interest, to such Persons promptly after such rejection.  If subscriptions for the Minimum Offering are not received and accepted before the Minimum Offering Expiration Date, those subscriptions and funds in escrow on such date shall be returned to the subscribers, together with any interest earned thereon.  Notwithstanding the above, the escrow shall be modified to reflect any particular requirements of federal law or any state in which the Units are offered.  The General Partners are, and any one of them is, authorized to enter into one or more escrow agreements on behalf of the Partnership in such form as is satisfactory to the signatory General Partner(s) reflecting the requirements of this Section and containing such additional terms as are not inconsistent with this Section.

8.9          Public Offering.  Subject to the provisions of Section 8.7 above and subject to compliance with applicable state securities laws and regulations, the Offering may extend for up to two years from the date of original effectiveness at the discretion of the General Partners; provided, however, that the General Partners may elect to extend the Offering solely for the Units reserved for issuance pursuant to the Distribution Reinvestment Plan for up to four years from the date of original effectiveness.  Except as otherwise provided in this Agreement, the General Partners shall have sole and complete discretion in determining the terms and conditions of the offer and sale of Units and are hereby authorized and directed to do all things which they deem to be necessary, convenient, appropriate and advisable in connection therewith, including, but not limited to, the preparation and filing of the Registration Statement with the Securities and Exchange Commission and the securities commissioners (or similar agencies or officers) of such jurisdictions as the General Partners shall determine, and the execution or performance of agreements with selling agents and others concerning the marketing of the Units, all on such basis and upon such terms as the General Partners shall determine.

8.10        Return and Withdrawal of Capital.

(a)           Any proceeds of the Offering of the Units not invested or committed to the acquisition or development of specific real properties within the later of two years from the effective date of the Registration Statement or one year after the termination of the Offering (except for necessary operating expenses and any reserves under Section 11.3(h) of this Agreement) shall be distributed pro rata to the Limited Partners as a return of capital.  In such event, the amount paid to the Limited Partners shall include Front-End Fees but only to the extent such fees exceed the adjusted allowable Front-End Fees based on the obligation of the General Partners pursuant to Section 12.2(b) hereof to commit at least the Minimum Investment Percentage of remaining Capital Contributions to Investment in Properties.  For purposes of the foregoing, funds will be deemed to have been committed and will not be distributed to the extent such funds would be required to acquire, develop or improve property with respect to which contracts, agreements in principle or letters of understanding have been executed; provided that, if it is subsequently determined that the Partnership will not acquire, develop or improve such property, such funds will be distributed pro rata to Limited Partners as a return of capital, except to the extent such funds have been used to make non-refundable contingent payments in connection with the proposed acquisition, development or improvement.  No such return shall be made until this Agreement has been amended to reflect such reduction of capital.  Any distribution pursuant to this Section 8.10(a) shall be deemed to have been consented to by the Limited Partners.

(b)           No Partner, including a withdrawing Partner, shall have any right to withdraw or make a demand for withdrawal of any such Partner’s Capital Contribution (or the capital interest reflected in such Partner’s Capital Account) until the full and complete winding up and liquidation of the business of the Partnership unless such withdrawal is provided for herein.

8.11        Repurchase of Units.  The Partnership shall have the right, in the sole discretion of the General Partners, to use funds to purchase Units upon written request of a Limited Partner who has held such Units for at least one year, subject to the terms and conditions of this Section 8.11.

(a)           Partnership funds applied to repurchases shall not exceed the sum of (i) one percent (1%) of Cash Flow from the previous fiscal year plus (ii) the aggregate proceeds received from the Distribution

Reinvestment Plan, subject to the General Partners’ discretion to increase such amount from time to time and provided that no such purchase shall be made if such purchase would impair the capital or operation of the Partnership.

(b)           A Limited Partner wishing to have his Units repurchased must mail or deliver a written request to the Partnership (executed by the trustee or authorized agent in the case of Retirement Plans) indicating his desire to have such Units repurchased.  Such requests will be considered by the General Partners in the order in which they are received.  A Limited Partner may request that fewer than all of such Limited Partner’s Units be repurchased, provided, however, that the minimum number of Units which a Limited Partner must request for repurchase shall be at least twenty-five percent (25%) of such Limited Partner’s Units.

(c)           In the event that the General Partners decide to honor a request, they will notify the requesting Limited Partner in writing of such fact, of the purchase price for the repurchased Units and of the effective date of the repurchase transaction (which shall be not less than sixty (60) nor more than ninety (90) calendar days following the receipt by the Partnership of the written request) and will forward to such Limited Partner the documents necessary to effect such repurchase transaction.

(d)           Fully executed documents to effect the repurchase transaction must be returned by the requesting Limited Partner to the Partnership at least thirty (30) days prior to the effective date of the repurchase transaction (and failing such, the repurchase transaction shall be deemed rejected by the General Partners).  The requesting Limited Partner  (or, if the Limited Partner is deceased, his or her estate, heir or beneficiary) will be required to certify to the Partnership that the Limited Partner either (i) acquired the Units to be repurchased directly from the Partnership or (ii) acquired such Units from the original subscriber by way of a bona fide gift not for value to, or for the benefit of, a member of the subscriber’s immediate or extended family (including the subscriber’s spouse, parents, siblings, children or grandchildren and including relatives by marriage) or through a transfer to a custodian, trustee or other fiduciary for the account of the subscriber or members of the subscriber’s immediate or extended family in connection with an estate planning transaction, including by bequest or inheritance upon death or operation of law.  An estate, heir or beneficiary that wishes to have Units repurchased following the death of a Limited Partner must mail or deliver to the Partnership a written request on a form provided by the Partnership, including evidence acceptable to the General Partners of the death of the Limited Partner, and executed by the executor or executrix of the estate, the heir or the beneficiary, or their trustee or authorized agent.

(e)           Except as described below for repurchases upon the death of a Limited Partner, the purchase price for repurchased Units will be equal to the lesser of eight dollars fifty cents ($8.50) per Unit or the price originally paid for the Units to be repurchased upon subscription for such Units until the Partnership begins obtaining estimated Unit valuations pursuant to Section 15.2(f) and, thereafter, will be equal to the lesser of ninety percent (90%) of the fair market value of the Units or the price originally paid for the Units to be repurchased upon subscription for such Units.  The fair market value utilized for the purpose of establishing the purchase price will be the estimated unit value determined annually pursuant to Section 15.2(f) hereof.  For the first three full fiscal years following the termination of the Offering, the purchase price for Units repurchased upon the death of a Limited Partner will be the price the Limited Partner actually paid for the Units, and thereafter, the purchase price will be the fair market value of the Units, as determined by estimated Unit valuations.

(f)            Upon receipt of the required documentation, the Partnership will, on the effective date of the repurchase transaction, repurchase the Units of the Limited Partner, provided that if sufficient funds are not then available to repurchase all of such Units, only a portion of such Units will be repurchased; and provided further, that the Partnership may not repurchase any Units of such Limited Partner if, as a result thereof, the Limited Partner would own less than the minimum investment pursuant to the Prospectus.  Units repurchased by the Partnership pursuant to this Section 8.11 shall be promptly canceled.

(g)           In the event that insufficient funds are available to repurchase all of such Units, the Limited Partner will be deemed to have priority for subsequent Partnership repurchases over Limited Partners who subsequently request repurchases; provided, however, that requests for repurchase by the estate, heir or beneficiary of a Limited Partner shall be given a priority over requests by other Limited Partners.

(h)           Repurchases of Units shall be subject to the restrictions set forth in Section 17.3(g) hereof.

(i)            In no event shall Units owned by the General Partners or their Affiliates be repurchased by the Partnership.

(j)            The General Partners shall have the right in their sole discretion at any time and from time to time to (i) waive the one-year holding period in the event of the death or bankruptcy of a Limited Partner or other exigent circumstances, (ii) reject any request for repurchase, (iii) change the purchase price for repurchases, or (iv) terminate, suspend and/or reestablish the repurchase program at any time.  In the event that a Limited Partner desires to have all of such Limited Partner’s Units repurchased, any Units that such Limited Partner acquired pursuant to the Distribution Reinvestment Plan may be excluded from the one-year holding period requirement, in the discretion of the General Partners.

8.12        Interest on Capital Contributions.  No interest shall be paid on any Capital Contributions.

8.13        Ownership by Limited Partner of Interest in Affiliates of General Partners.  No Limited Partner (other than a General Partner, in the event that he or it is also a Limited Partner) shall at any time, either directly or indirectly, own any stock or other interest in any Affiliate of any General Partner if such ownership, by itself or in conjunction with the stock or other interest owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes.  The General Partners shall be entitled to make such reasonable inquiry of the Limited Partners and prospective Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 8.13.

8.14        Deficit Capital Accounts.  The Limited Partners shall not be required to reimburse the Partnership or any other Partner for deficiencies in their Capital Accounts.  In addition, except as may be required under state law, the General Partners shall not be required to reimburse the Partnership or the Limited Partners for deficiencies in their Capital Accounts.

8.15        Distribution Reinvestment Plan.

(a)           A Limited Partner who acquired its Units in the Offering may elect to participate in a program for the reinvestment of his distributions (the “Distribution Reinvestment Plan”) and have its Net Cash Distributions reinvested in Units of the Partnership during the offering period or in units issued by a subsequent limited partnership or in shares issued by a real estate investment trust sponsored by the General Partners or their Affiliates which has substantially identical investment objectives as the Partnership, as all are more particularly described in the Distribution Reinvestment Plan as adopted by the General Partners and subject to the limitations and conditions specified therein.

(b)           Each Limited Partner electing to participate in the Distribution Reinvestment Plan hereby agrees that his investment in this Partnership or any subsequent limited partnership or real estate investment trust sponsored by the General Partners or their Affiliates shall be deemed to constitute his agreement to be a limited partner of the partnership or a shareholder of the real estate investment trust in which such investment is made and to be bound by the terms and conditions of the agreement of limited partnership of such partnership or the articles of incorporation of such real estate investment trust, and if, at any time, such Limited Partner fails to meet the applicable investor suitability standards or cannot make the other investor representations or warranties set forth in the then current prospectus, partnership agreement or subscription agreement relating thereto, such Limited Partner will promptly notify the General Partners in writing.

(c)           The General Partners may, at their option, elect not to provide the Distribution Reinvestment Plan or terminate any such plan at any time without notice to the Limited Partners.

ARTICLE IX

DISTRIBUTIONS

9.1                               Net Cash Distributions.  Except as otherwise provided for in a liquidation in Section 9.3 hereof, Net Cash Distributions for each applicable accounting period shall be distributed to the Partners so far as they will apply as follows:

(a)                                  First, to the Limited Partners on a per Unit basis until each of such Limited Partners has received distributions of Net Cash From Operations with respect to such fiscal year, or applicable portion thereof, equal to ten (10%) per annum of his Net Capital Contribution;

(b)                                  Then to the Limited Partners on a per Unit basis until each Limited Partner has received or has been deemed to have received one hundred percent (100%) of his Net Capital Contribution; and

(c)                                  Thereafter, eighty-five percent (85%) to the Limited Partners on a per Unit basis, and fifteen percent (15%) to the General Partners.

Notwithstanding the foregoing, in no event will the General Partners be allocated or receive distributions in excess of the amounts permitted by the NASAA Guidelines, as defined herein.  It is the intent of the foregoing proviso that the General Partners receive no more of the Net Cash From Operations, Non-Liquidating Net Sale Proceeds or Liquidating Distributions than is allowed pursuant to Article IV, Section E.2. of the NASAA Guidelines, and in the event the allocations pursuant to this Article IX would otherwise result in the General Partners receiving any such excess distributions, such excess distributions otherwise distributable to the General Partners will instead be reallocated in favor of and distributed to the Limited Partners on a per Unit basis, and if sufficient funds are not available for such reallocation to the Limited Partners, the General Partners will refund the amount of the excess distribution to the Partnership for reallocation in favor of and distribution to the Limited Partners on a per Unit basis.

Notwithstanding the foregoing, Limited Partners who purchased Units pursuant to the deferred commission option described in the Prospectus shall for a period of three years following the year of purchase (or longer if required to satisfy the commissions due with respect to such Units) have deducted and withheld from distributions of Net Cash Distributions otherwise payable to such Limited Partners an annual amount equal to twenty cents ($0.20) per Unit purchased pursuant to said deferred commission option, which amounts shall be used by the Partnership to pay commissions due with respect to such Units.  All such amounts withheld from Net Cash Distributions shall be deemed to have been distributed to, and be deemed to have been received by, such Limited Partners as Net Cash Distributions.

In the event that, at any time prior to the satisfaction of any remaining deferred commission obligations, the Partnership begins a liquidation of our properties, the remaining commissions due under the deferred commission option may be accelerated by the Partnership.  In such event, the General Partners will provide notice of such acceleration to Limited Partners who have elected the deferred commission option.  The amount of the remaining commissions due shall be deducted and paid by the Partnership out of cash distributions otherwise payable to such Limited Partners during the time period prior to liquidation of the Partnership’s properties; provided that, in no event may the Partnership withhold in excess of $0.60 per Unit in the aggregate.  To the extent that the distributions during such time period are insufficient to satisfy the remaining commissions due, the obligation of the Partnership and the Limited Partners to make any further payments of deferred commissions under the deferred commission option shall terminate, and participating broker-dealers will not be entitled to receive any further portion of their deferred commissions following a liquidation of the Partnership’s properties.

In addition, if a Limited Partner elects the deferred commission option and subsequently requests that the Partnership transfer such Limited Partner’s units for any reason prior to the time that the remaining deferred selling commissions have been deducted from cash distributions otherwise payable to such Limited Partner during the period that deferred commissions are payable, then the Partnership will accelerate the remaining selling commissions due under the deferred commission option.  In such event, the General Partners shall provide notice of such acceleration to such Limited Partners, and (i) in the case of a repurchase of the Units by the Partnership pursuant to Section 8.11 hereof, the selling Limited Partner will be required to pay to the Partnership the unpaid portion of the remaining deferred commission obligation prior to or concurrently with the Partnership’s repurchase of such Limited Partner’s Units or the Partnership may deduct such unpaid portion of the remaining deferred commission obligation from the amount otherwise due to such Limited Partner for the repurchase of such Units or (ii) if a Limited Partner requests that the Partnership transfer the Units for any other reason, such Limited Partner will not be entitled to effect any such transfer until he first either: (A) pays to the Partnership the unpaid portion of the remaining deferred commission obligation, or (B) provides a written instrument in form and substance satisfactory to the General Partners, and appropriately signed by the transferee, stating that the proposed transferee agrees to have the unpaid portion of the remaining deferred commission obligation deducted from cash distributions otherwise payable to the transferee during the remaining portion of the specified period, which may be up to three (3) years.

9.2          Dissolution.  Upon dissolution, the Partnership shall proceed to liquidate its assets as follows:

(a)           Subject to any applicable limitations of law, upon dissolution of the Partnership, the assets of the Partnership shall be converted to cash.  The Partnership shall be given adequate time to collect any notes received with respect to the sale of such assets and collect any other debts outstanding.  All cash on hand, including all cash received after the happening of an event of dissolution set forth in Section 20.1 hereof, shall be applied and distributed as follows:

(i)

All of the debts and liabilities of the Partnership, except indebtedness to Partners, shall first be paid and satisfied or adequate provision, including the setting up of any reserves which the General Partners in their sole discretion deem reasonably necessary or desirable, shall be made for the payment or satisfaction thereof;

(ii)	All debts of the Partnership to Partners shall next be paid on a pro rata basis without respect to the date on which such debts were incurred;

(iii)	Any fees due to the General Partners shall next be paid; and

(iv)

The balance of the assets of the Partnership shall be distributed to each Partner in accordance with the positive balance in his Capital Account as of the date of distribution, as provided in Section 9.3 below.

(b)           Upon dissolution, each Limited Partner shall look solely to the assets of the Partnership for the return of his investment, and if the Partnership Property remaining after payment or discharge of the debts and liabilities of the Partnership, including debts and liabilities owed to one or more of the Partners, is insufficient to return the aggregate Capital Contributions of each Limited Partner, such Limited Partners shall have no recourse against the General Partners or any other Limited Partner.

9.3          Liquidating Distributions.  After the payment of all Partnership debts and liabilities and the establishment of any reserves which the General Partners in their sole discretion may deem reasonably necessary or desirable, Liquidating Distributions shall be distributed to each Partner in accordance with the positive balance in his Capital Account as of the date of distribution (after allocation of the Net Income as provided in Section 10.2 hereof).

9.4          Distribution Dates.  To the extent that the Partnership has sufficient cash flow to make distributions, in the discretion of the General Partners, distributions under this Article IX will be made at least quarterly, but no more often than monthly (the “Distribution Period”).

9.5          Allocation Among General Partners.  All amounts distributed to the General Partners under this Article IX shall be apportioned among the General Partners in such percentages as they may from time to time agree upon among themselves.

9.6          Allocation Among Limited Partners.  All allocations and distributions made to the Limited Partners pursuant to this Article IX shall be paid to those Persons who were Limited Partners or Assignees as of the last day of the Distribution Period preceding the time of the distribution (the “Allocation Date”) on a pro rata basis according to the number of Units held on the Allocation Date; provided, however, with respect to any Unit issued by the Partnership during such Distribution Period, allocations and distributions made with respect to such Unit for such Distribution Period shall be equal to the pro rata share for such Unit determined in accordance with the first clause of this Section 9.6 multiplied by a fraction, the numerator of which is the number of days contained in the Distribution Period during which the Unit in question was issued, and the denominator of which is the total number of days contained in such Distribution Period.

ARTICLE X

ALLOCATIONS

10.1                        Net Loss.  Net Loss for each applicable accounting period shall be allocated to the Partners as follows:

(a)           To the Partners having positive balances in their Capital Accounts (in proportion to the aggregate positive balances in all Capital Accounts) in an amount not to exceed such positive balance as of the last day of the fiscal year; and

(b)           Then, eighty-five percent (85%) to the Limited Partners and fifteen percent (15%) to the General Partners.

10.2                        Net Income.  Subject to the Minimum Gain Chargeback provisions of Section 10.11 hereof and the Qualified Income Offset provisions of Section 10.3 hereof, Net Income for each applicable accounting period shall be allocated to the Partners as follows:

(a)           To the Partners to the extent of and in proportion to allocations of Net Loss to the Partners pursuant to Section 10.1; and

(b)           Then, so as to cause the Capital Accounts of all Partners to permit liquidating distributions pursuant to Section 9.3 to be made in the same manner and priority as set forth in Section 9.1.

To the extent that the tax allocation provisions of this Article X would fail to produce such final Capital Account balances which would cause liquidating distributions pursuant to Section 9.3 to be made in the same manner and priority as set forth in Section 9.1, (a) such provisions shall be amended by the General Partners if and to the extent necessary to produce such result, and (b) taxable income and taxable losses of the Partnership for the current year (or items of gross income and deduction for the Partnership for such year) shall be reallocated by the General Partners among the Partners to the extent necessary to produce such result and, to the extent it is not possible to achieve such result with allocations of items of income (including gross income) and deduction for the current year, taxable income and taxable losses of the Partnership for prior open years (or items of gross income and deduction of the Partnership for such years) shall be reallocated by the General Partners among the Partners to the extent necessary to produce such result.  The provisions of this paragraph shall control notwithstanding any reallocation or adjustment of taxable income, taxable loss or items thereof by the Internal Revenue Service or any other taxing authority.

10.3                        Qualified Income Offset.  Subject to the Minimum Gain Chargeback provisions of Section 10.11 hereof, but notwithstanding any provision to the contrary contained herein, in the event that any Partner receives an adjustment, allocation or distribution described in Treasury Regulations Section 1.704- 1(b)(2)(ii)(d)(4), (5) or (6) which causes a deficit balance in such Partner’s Capital Account, such Partner will be allocated items of income or gain (consisting of a pro rata portion of each item of Partnership income, including gross income, and gain for such year) in an amount and manner sufficient to eliminate such deficit balance as quickly as possible, all in accordance with Treasury Regulations Section 1.704-1(b)(2)(ii)(d)~~.~~   (~~It~~it is the intent of the Partners that the foregoing provision constitute a “Qualified Income Offset,” as defined in Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and the foregoing provision shall in all events be interpreted so as to constitute a valid “Qualified Income Offset~~.~~”).

10.4                        Allocation Among Limited Partners.  Except as otherwise provided in this Article X, all allocations made to the Limited Partners as a group under this Article X shall be apportioned among the Limited

Partners according to each Limited Partner’s Participating Percentage.  If, however, Limited Partners are admitted to the Partnership pursuant to Article VIII on different dates during any fiscal year, such allocations under this Article X for such fiscal year (and, if necessary, subsequent years) shall be divided among the Persons who own Units from time to time during such year in accordance with Section 706 of the Code, using any conventions permitted by law and selected by the General Partners, in their sole discretion.

10.5        Allocation Among General Partners.  All allocations made under this Article X to the General Partners shall be apportioned among the General Partners in such percentages as they may from time to time agree among themselves.

10.6        Item Prorations.  Any fiscal year of the Partnership in which the Partnership realizes any Gain on Sale shall be divided into multiple accounting periods, the first of which shall begin on the first day of such fiscal year and shall end on the Sale Date, and the second of which shall begin on the day following such Sale Date and shall end on the following Sale Date, if any, and if no further Sale Date occurs, then on the last day of such fiscal year.  Any Net Income realized by the Partnership in any of such accounting periods shall be allocated to the Partners in the manner provided in Section 10.2 hereof as if such accounting period were a complete fiscal year of the Partnership.  Any Net Loss, depreciation, amortization or cost recovery deductions incurred by the Partnership in any of such accounting periods shall be allocated to the Partners in the manner provided in Sections 10.1 and 10.2 hereof as if such accounting period were a complete fiscal year of the Partnership.

10.7        Allocations in Respect to Transferred Units.  If any Units are transferred during any fiscal year, all items attributable to such Units for such year shall be allocated between the transferor and the transferee by taking into account their varying interests during the year in accordance with Section 706(d) of the Code, utilizing any conventions permitted by law and selected by the General Partners, in their sole and absolute discretion.  Solely for purposes of making such allocations, the Partnership shall recognize the transfer of such Units as of the end of the calendar quarter during which it receives written notice of such transfer, provided that if the Partnership does not receive a written notice stating the date such Units were transferred and such other information as may be required by this Agreement or as the General Partners may reasonably require within thirty (30) days after the end of the year during which the transfer occurs, then all such items shall be allocated to the Person who, according to the books and records of the Partnership, on the last day of the year during which the transfer occurs, was the owner of the Units.  The General Partners and the Partnership shall incur no liability for making allocations in accordance with the provisions of this Section 10.7, whether or not the General Partners or the Partnership have knowledge of any transfer of ownership of any Units.

10.8        Allocations in Respect to Repurchased Units.  If any Units are repurchased pursuant to Section 8.11 hereof during any fiscal year, all items attributable to such Units for such year shall be determined by the General Partners (a) pro rata with respect to the number of months such Units were outstanding during such year, (b) on the basis of an interim closing of the Partnership books, or (c) in accordance with any other method established by the General Partners in accordance with applicable provisions of the Code and Treasury Regulations.

10.9        Alternative Allocations.  If the General Partners determine that is advantageous to the business of the Partnership to amend the allocation provisions of this Agreement so as to permit the Partnership to avoid the characterization of Partnership income allocable to various qualified plans, IRAs and other entities which are exempt from federal income taxation (“Tax Exempt Partners”) as constituting Unrelated Business Taxable Income (“UBTI”) within the meaning of the Code, specifically including, but not limited to, amendments to satisfy the so-called “fractions rule” contained in Code Section 514(c)(9), the General Partners are authorized, in their discretion, to amend this Agreement so as to allocate income, gain, loss, deduction or credit (or items thereof) arising in any year differently than as provided for in this Article if, and to the extent, that such amendments will achieve such result or otherwise permit the avoidance of characterization of Partnership income as UBTI to Tax Exempt Partners.  Any allocation made pursuant to this Section 10.9 shall be deemed to be a complete substitute for any allocation otherwise provided for in this Agreement, and no further amendment of this Agreement or approval by any Limited Partner shall be required to effectuate such allocation.  In making any such allocations under this Section 10.9 (“New Allocations”), the General Partners are authorized to act in reliance upon advice of counsel to the Partnership or the Partnership’s regular certified public accountants that, in their opinion, after examining the relevant provisions of the Code and any current or future proposed or final Treasury Regulations thereunder, the New Allocation will achieve the intended result of this Section 10.9.

New Allocations made by the General Partners in reliance upon the advice of counsel or accountants as described above shall be deemed to be made in the best interests of the Partnership and all of the Partners, and any such New Allocations shall not give rise to any claim or cause of action by any Partner against the Partnership or any General Partner.  Nothing herein shall require or obligate the General Partners, by implication or otherwise, to make any such amendments or undertake any such action.

10.10      Disputes.  Except with respect to matters as to which the General Partners are granted discretion hereunder, the opinion of the independent public accountants retained by the Partnership from time to time shall be final and binding with respect to all disputes and uncertainties as to all computations and determinations required to be made under Articles IX and X hereof (including but not limited to any computations and determinations in connection with any distribution or allocation pursuant to a dissolution and liquidation).

10.11      Minimum Gain Chargeback.

Prior to any other allocations being made pursuant to this Article X, the following special allocations shall be made in the following order:

(a)           Except as otherwise provided in Section 1.704-2(f) of the Regulations, in the event there is a net decrease in Partnership Minimum Gain during a Partnership taxable year, each Partner shall be allocated (before any other allocation is made pursuant to this Article X) items of income and gain for such year (and, if necessary, for subsequent years) equal to that Partner’s share of the net decrease in Partnership Minimum Gain.

(i)            The determination of a Partner’s share of the net decrease in Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g).

(ii)           The items to be specially allocated to the Partners in accordance with this Section 10.11(a) shall be determined in accordance with Regulation Section 1.704-2(f)(6).

(iii)          This Section 10.11(a) is intended to comply with the Minimum Gain chargeback requirement set forth in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b)           Except as otherwise provided in Section 1.704-2(i)(4), in the event there is a net decrease in Partner Minimum Gain during a Partnership taxable year, each Partner who has a share of that Partner Minimum Gain as of the beginning of the year, to the extent required by Regulation Section 1.704-2(i)(4) shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) equal to that Partner’s share of the net decrease in Partner Minimum Gain.  Allocations pursuant to this Section 10.11(b) shall be made in accordance with Regulation Section 1.704-2(i)(4).  This Section 10.11(b) is intended to comply with the requirement set forth in Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

ARTICLE XI

MANAGEMENT OF THE PARTNERSHIP

11.1        Management.  The General Partners shall conduct the business of the Partnership, devoting such time thereto as they, in their sole discretion, shall determine to be necessary to manage Partnership business and affairs in an efficient manner.  Any action required to be taken by the General Partners pursuant to this Agreement shall be duly taken only if it is approved, in writing or otherwise, by all the General Partners, unless the General Partners agree among themselves to a different arrangement for said approval.

11.2        Powers of the General Partners.  The General Partners shall have full charge of overall management, conduct and operation of the Partnership, and shall have the authority to act on behalf of the Partnership in all matters respecting the Partnership, its business and its property, and, without limiting in any manner the foregoing, authority:

(a)           To do on behalf of the Partnership all things which, in their sole judgment, are necessary, proper or desirable to carry out the Partnership’s business, including, but not limited to, the right, power and authority: (i) to execute all agreements and other documents necessary to implement the purposes of the Partnership, to take such action as may be necessary to consummate the transactions contemplated hereby and by the Prospectus, and to make all reasonably necessary arrangements to carry out the Partnership’s obligations in connection therewith; (ii) to employ, oversee and dismiss from employment any and all employees, agents, independent contractors, real estate managers, contractors, engineers, architects, developers, designers, brokers, attorneys and accountants; (iii) to sell, exchange or grant an option for the sale of all or substantially all or any portion of the real and personal property of the Partnership, at such price or amount, for cash, securities or other property and upon such other terms as the General Partners, in their sole discretion, deem proper; (iv) to let or lease all or any portion of the Partnership Properties for any purpose and without limit as to the term thereof, whether or not such term (including renewal terms) shall extend beyond the date of the termination of the Partnership and whether or not the portion so leased is to be occupied by the lessee or, in turn, subleased in whole or in part to others; (v) to create, by grant or otherwise, easements and servitudes; (vi) to borrow money and incur indebtedness; provided, however, the Partnership shall not be permitted to incur any indebtedness except as authorized in Section 11.3(e) hereof; (vii) to draw, make, accept, endorse, sign and deliver any notes, drafts or other negotiable instruments or commercial paper; (viii) to execute such agreements and instruments as may be necessary, in their discretion, to operate, manage and promote the Partnership assets and business; (ix) to construct, alter, improve, repair, raze, replace or rebuild all or any portion of the Partnership Properties; (x) to submit to arbitration any claim, liability or dispute involving the Partnership (provided that such claims will be limited to actions against the Partnership not involving securities claims by the Limited Partners and provided further that no claim, liability or dispute of a Limited Partner will be subject to mandatory arbitration); (xi) to compromise any claim or liability due to the Partnership; (xii) to execute, acknowledge or verify and file any notification, application, statement and other filing which the General Partners consider either required or desirable to be filed with any state or federal securities administrator or commission; (xiii) to make any tax elections to be made by the Partnership, including, without limitation, to cause the Partnership to be taxed as a corporation or to qualify as a real estate investment trust (REIT) for federal income tax purposes; (xiv) to place record title to any of its assets in the name of a nominee, agent or a trustee; (xv) to do any or all of the foregoing, discretionary or otherwise, through agents selected by the General Partners, whether compensated or uncompensated by the Partnership; (xvi) to execute and file of record all instruments and documents which are deemed by the General Partners to be necessary to enable the Partnership properly and legally to do business in the State of Texas or any other jurisdiction deemed advisable; (xvii) to monitor the transfer of Partnership interests to determine if such interests are being traded on “an established securities market or a secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code, and take (and cause Affiliates to take) all steps reasonably necessary or appropriate to prevent any such trading of interests, including without limitation, voiding transfers if the General Partners reasonably believe such transfers will cause the Partnership to be treated as a “publicly traded partnership” under the Code or Treasury Regulations thereunder; (xviii) at the appropriate time, to register the Units with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934; and (xix) to do any or all of the foregoing for such consideration and upon such other terms or conditions as the General Partners, in their discretion, determine to be appropriate; provided, however, in no event shall the General Partners or their Affiliates receive compensation from the Partnership unless specifically authorized by Article XII hereof, by Articles IX and X hereof or by the “Compensation of the General Partners and Affiliates” section of the Prospectus.

(b)           Notwithstanding anything contained herein to the contrary, subject to the provisions contained in Section 16.2 hereof, to amend this Agreement without the consent or vote of any of the Limited Partners: (i) to reflect the addition or substitution of Limited Partners or the reduction of Capital Accounts upon the return of capital to Partners; (ii) to add to the representations, duties or obligations of the General Partners or their Affiliates or surrender any right or power granted herein to the General Partners or their Affiliates for the benefit of the Limited Partners; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iv) to delete or add any provision from or to this Agreement requested to be so deleted or added by the staff of the Securities and Exchange Commission or by the staff of any state regulatory agency, the deletion or addition of which provision is deemed by the staff of any such regulatory agency to be for the general benefit or protection of the Limited Partners; (v) to attempt to have the provisions of this Agreement comply with federal income tax law and regulations thereunder; and (vi) to facilitate the operation of the Partnership in order to qualify as a REIT, corporation or other tax status elected for the Partnership by the General Partners.

(c)           To possess and exercise, as may be required, all of the rights and powers of general partners as more particularly provided by the Act, except to the extent that any of such rights may be limited or restricted by the express provisions of this Agreement.

(d)           To execute, acknowledge and deliver any and all instruments and take such other steps as are necessary to effectuate the foregoing.  Any such instruments may be executed on behalf of the Partnership by either of the General Partners, except that any instrument pursuant to which the Partnership acquires or disposes of any interest in real property shall require the signature, personally or by attorney-in-fact, of each of the General Partners.

11.3        Limitations on Powers of the General Partners.  The General Partners shall observe the following policies in connection with Partnership operations:

(a)           Pending initial investment of its funds, or to provide a source from which to meet contingencies, including, without limitation, the working capital reserve, the Partnership may temporarily invest its funds in short-term, highly liquid investments where there is appropriate safety of principal, such as government obligations, bank or savings and loan association certificates of deposit, short-term debt obligations and interest- bearing accounts; provided that, following one year after the commencement of the operations of the Partnership, no more than forty-five percent (45%) of the value (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended) of the Partnership’s total assets (exclusive of government securities and cash items) will consist of, and no more than forty-five percent (45%) of the Partnership’s net income after taxes (for any four consecutive fiscal quarters combined) will be derived from, securities other than (i) government securities; (ii) securities issued by majority owned subsidiaries of the Partnership which are not investment companies; and (iii) securities issued by companies, which are controlled primarily by the Partnership, through which the Partnership engages in a business other than that of investing, reinvesting, owning, holding or trading in securities, and which are not investment companies.

(b)           The Partnership shall not acquire unimproved or non-income producing property, except in amounts and upon terms which can be financed by the Offering proceeds or from Cash Flow and provided investment in such properties shall not exceed twenty-five percent (25%) of gross Offering proceeds.  Properties shall not be considered non-income producing if they are expected to produce income within a reasonable period of time after their acquisition, and for purposes hereof, two years shall be deemed to be presumptively reasonable.

(c)           All real property acquisitions must be supported by an appraisal which shall be prepared by a Competent Independent Expert.  The appraisal shall be maintained in the Partnership’s records for at least five (5) years and shall be available for inspection and duplication by any Limited Partner.

(d)           The General Partners shall not have the authority to incur indebtedness which is secured by the Partnership Properties or assets, except as specifically authorized pursuant to Section 11.3(e) below.

(e)           The General Partners shall have the authority to cause the Partnership to borrow funds; provided, however, that following the termination of the Offering, the aggregate amount of Partnership borrowings shall not exceed the sum of (i) with respect to properties financed by loans insured or guaranteed by the full faith and credit of the United States government, or of a state or local government, or by an agency or instrumentality of any of them, and/or loans received from any of the foregoing entities, (A) 100% of the Purchase Price of all Partnership Properties which have not been refinanced and (B) 100% of the aggregate fair market value of all refinanced Partnership Properties as determined by the lender as of the date of refinancing, and (ii) with respect to all other borrowings, the sum of (A) 85% of the aggregate Purchase Price of all Partnership Properties which have not been refinanced and (B) 85% of the aggregate fair market value of all refinanced Partnership Properties, as determined by the lender as of the date of refinancing.  If the Partnership is subject to the limitations of both subparagraphs (i) and (ii) of the preceding sentence, the maximum percentage of indebtedness for the Partnership shall be calculated as follows:  (1) divide the total value of Partnership Properties as determined under the preceding clause (ii) by the total value of Partnership Properties as determined under the preceding clauses (i) and (ii); (2) multiply the number 15 by the quotient of subsection (1); and (3) add the product from subsection (2) to the number 85.  The Partnership may borrow such funds from the General Partners, their Affiliates or others~~, provided that if any such borrowing is from the General Partners or their Affiliates, (i) such borrowing may not constitute a “financing” as that term is defined under the NASAA Guidelines (i.e., all indebtedness encumbering Partnership Properties or incurred by the Partnership, “the principal amount of which is scheduled to be paid over a period of not less than forty-eight (48) months, and not more than fifty percent (50%) of the principal amount of which is scheduled to be paid during the first twenty-four (24) months”); (ii) interest and other financing charges or fees charged on any such borrowing may not exceed amounts which would be charged by unrelated lending institutions on comparable financing for the same purpose in the same locality as the Partnership Property if the loan is made in connection with a particular Partnership property; and (iii) no prepayment charge or penalty shall be required with respect to any such borrowing secured by either a first or a junior or all-inclusive trust deed, mortgage or encumbrance on a Partnership Property, except to the extent that such pre-payment charge or penalty is attributable to the underlying encumbrance~~.  For purposes of this section 11.3(e) only, “indebtedness” shall include the principal of any loan together with any interest that may be deferred pursuant to the terms of the loan agreement which exceeds 5% per annum of the principal balance of such indebtedness (excluding contingent participations in income and/or appreciation in the value of the Partnership Properties), and shall exclude any indebtedness incurred by the Partnership for necessary working capital.

(f)            The Partnership shall not reinvest Cash Flow (excluding any proceeds from the sale, disposition or refinancing of a Partnership Property) in new properties.  ~~The~~Subject to Section 12.4, the General Partners shall have the authority to reinvest proceeds from the sale, disposition or refinancing of Partnership Properties; provided, that a portion of such proceeds sufficient to cover any increase in Limited Partners’ federal and state income taxes attributable to the sale, disposition or refinancing (assuming a thirty percent (30%) combined federal and state tax bracket) shall be distributed in time to pay such increase.

(g)           The General Partners shall exercise their fiduciary duty for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control, and shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership.  In addition, the Partnership shall not permit the Partners to contract away the fiduciary duty owed to the Partners by the General Partners under common law.

(h)           The Partnership shall maintain reasonable reserves for normal repairs, replacements and contingencies or for specified or unspecified tenant improvements or leasing commissions relating to Partnership Properties, in such amounts as the General Partners in their sole and absolute discretion determine from time to time to be adequate, appropriate or advisable in connection with the operations of the Partnership.  The amount of initial working capital reserves for each Partnership Property shall be established by the General Partners at the time of acquisition, and are anticipated to be approximately 1% of the contract price of the Partnership Property, which is anticipated to equal approximately 0.8% of the gross proceeds of the Offering.  In the event expenditures are made from any such reserves, future operating revenues may be allocated to such reserves to the extent deemed necessary by the General Partners for the maintenance of reasonable reserves.

(i)            The Partnership shall not own or lease property in general partnerships or joint ventures with unrelated entities which own and operate one or more particular properties, unless (i) the management of such partnership or joint ownership is under the control of the Partnership in that the Partnership or an Affiliate of the Partnership possesses the power to direct or to cause the direction of the management and policies of any such partnership or joint venture; (ii) the Partnership, as a result of such joint ownership or partnership ownership of a property, is not charged, directly or indirectly, more than once for the same services; (iii) the joint ownership or partnership does not authorize or require the Partnership to do anything as a partner or joint venturer with respect to the property which the Partnership or the General Partners could not do directly because of this Agreement; and (iv) the General Partners and their Affiliates are prohibited from receiving any compensation, fees or expenses which are not permitted to be paid under this Agreement.  The ownership of the common areas located on property through a condominium association or other similar form of real property ownership shall not be considered a joint ownership of property for purposes of this paragraph.  The Prospectus shall disclose the potential risk of impasse on joint venture decisions since no joint venture participant controls such decisions and the potential risks that while a joint venture participant may have the right to buy the property from the Partnership or joint venture, it may not have the resources to do so.

(j)            The Partnership may not own or lease property in a general partnership or joint venture with an Affiliate of the General Partners unless ~~such property is owned or leased by a joint venture or general partnership with a publicly registered Affiliate, and unless~~ (i) such Affiliate has substantially identical investment objectives as those of the Partnership with respect to such property; (ii) the Partnership, as a result of such joint venture or partnership ownership of a property, is not charged, directly or indirectly, more than once for the same services; (iii) the compensation payable to the General Partners and their Affiliates is substantially identical in each program; (iv) the Partnership will have a right of first refusal to buy the property held by such joint venture in the event that such Affiliate elects to sell its interest in the joint venture; and (v) the investment by the Partnership and such Affiliate are on substantially the same terms and conditions.  The ownership of the common areas located on property through a condominium association or other similar form of real property ownership shall not be considered a joint ownership of property for purposes of this paragraph.

(k)           The Partnership will not invest in limited partnership interests of any other limited partnership of which either of the General Partners also serve as a general partner unless the Partnership will receive no duplicate fees or compensation beyond what is permissible under the NASAA Guidelines.  The Partnership may not invest in general partnership interests of any other limited partnership unless it, alone or with any of its publicly-registered affiliates, acquires a controlling interest in such other limited partnership and receives no duplicate fees or compensation beyond what is permissible under the NASAA Guidelines.  The Partnership may invest in limited partnership interests of other limited partnerships (the “Lower-Tier Partnerships”) only if all of the following conditions, if applicable, are met:

(i)	If the general partner of the Lower-Tier Partnership is a Sponsor, the Partnership may not invest in the Lower-Tier Partnership unless:

(A)

the partnership agreement of the Lower-Tier Partnership contains provisions complying with Section IX.F. of the NASAA Guidelines and provisions acknowledging privity between the Lower-Tier general partner and the Limited Partners; and

(B)	the compensation payable in the aggregate from both levels shall not exceed the amounts permitted under Section IV~~.~~ of the NASAA Guidelines.

(ii)

If the general partner of the Lower-Tier Partnership is not a Sponsor, the Partnership may not invest in the Lower-Tier Partnership unless (A) the partnership agreement of the Lower-Tier Partnership contains provisions complying with Sections II.E. and F., VII.A.-D., H. and J., and IX.C. of the NASAA Guidelines, and (B) the compensation payable at both tiers shall not exceed the amounts permitted in Section IV~~.~~ of the NASAA Guidelines.

(iii)

Each Lower-Tier Partnership shall have as its limited partners only publicly registered upper-tier partnerships; provided, however, that special limited partners not affiliated with the Sponsor shall be permitted if the interests taken result in no diminution in the control exercisable by the other limited partners.

(iv)	The Partnership is not structured with more than two tiers.

(v)	The Partnership, as a result of an investment in the Lower-Tier Partnership, is not charged, directly or indirectly, more than once for the same services.

(vi)

The Limited Partners can, upon the vote of a majority in interest and without the concurrence of the Sponsor, direct the General Partners to take any action permitted to a limited partner in the Lower-Tier Partnership.

(vii)	If the Partnership invests in a Lower-Tier Partnership, then the Prospectus shall fully and prominently disclose the two-tiered arrangement and any risks related thereto.

(viii)

Notwithstanding clauses (ii) through (vii) above, if the general partner of the Lower-Tier Partnership is not a Sponsor, the Partnership may invest in a Lower-Tier Partnership that owns and operates a particular property to be qualified pursuant to Section 42(g) of the Code if limited partners at both tiers are provided all of the rights and obligations required by Section VII~~.~~ of the NASAA Guidelines, and there are no payment of duplicate fees.

(l)            The completion of improvements which are to be constructed or are under construction on Partnership Property shall be guaranteed at the price contracted either by an adequate completion bond or by other satisfactory assurances; provided, however, that such other satisfactory assurances shall include at least one of the following: (i) a written personal guarantee of one or more of the general contractor’s principals accompanied by the financial statements of such guarantor indicating a substantial net worth; (ii) a written fixed price contract with a general contractor that has a substantial net worth; (iii) a retention of a reasonable portion of the purchase consideration as a potential offset to such purchase consideration in the event the seller does not perform in accordance with the purchase and sale agreement; or (iv) a program of disbursements control which provides for direct payments to subcontractors and suppliers.

(m)          The Partnership shall make no construction loans to builders of Partnership Properties and shall make no periodic progress or other advance payments to such builders unless the Partnership has first received an architect’s certification as to the percentage of the project which has been completed and as to the dollar amount of the construction then completed.

(n)           The Partnership shall not acquire property in exchange for Units.

(o)           The Partnership shall not obtain nonrecourse financing from a Limited Partner or any party affiliated with a Limited Partner.

(p)           An “all-inclusive” or “wrap-around” note and deed of trust (referred to herein as the “all-inclusive note”) may be used to finance the purchase of a Partnership Property only if the following conditions are complied with:  (i) the sponsor (as defined pursuant to the NASAA Guidelines) under the all-inclusive note shall not receive interest on the amount of the underlying encumbrance included in the all-inclusive note in excess of that payable to the lender on that underlying encumbrance; (ii) the Partnership shall receive credit on its obligation under the all-inclusive note for payments made directly on the underlying encumbrance; and (iii) a paying agent, ordinarily a bank, escrow company, or savings and loan, shall collect payments (other than any initial payment of prepaid interest or loan points not to be applied to the underlying encumbrance) on the all-inclusive note and make disbursements therefrom to the holder of the underlying encumbrance prior to making any disbursement to the holder of the all-inclusive note, subject to the requirements of subparagraph (i) above, or, in the alternative, all payments on the all-inclusive and underlying note shall be made directly by the Partnership.

(q)           Notwithstanding the limitations provided in this Section 11.3 or elsewhere in this Agreement, nothing in this Agreement shall prohibit the General Partners and/or their Affiliates from purchasing all or any portion of the interest of partners or joint venturers (other than the Partnership) in already existing partnerships or joint ventures in which the Partnership has an interest; provided, however, that at or after such purchase, such partnership or joint venture shall not be amended so as to adversely affect the Partnership or the Limited Partners as a whole.~~[Reserved.]~~

(r)           The General Partners shall not have the authority on behalf of the Partnership to:

(i)

list, recognize or facilitate the trading of Units (or any interest therein) on any “established securities market (or the equivalent thereof)” within the meaning of Section 7704 of the Code, or permit any of their Affiliates to take such actions, if as a result thereof, the Partnership would be treated for federal income tax purposes as an association taxable as a corporation or taxed as a “publicly traded partnership;” or

(ii)

create for the Units (or any interest therein) a “secondary market (or the equivalent thereof)” within the meaning of Section 7704 of the Code or otherwise permit, recognize or facilitate the trading of any such Units (or any interest therein) on any such market or permit any of their Affiliates to take such actions, if as a result thereof, the Partnership would be treated for federal income tax purposes as an association taxable as a corporation or taxed as a “publicly traded partnership.”

(s)           The funds of the Partnership shall not be commingled with the funds of any other Person, except in the case of making capital contributions to a joint venture or partnership permitted pursuant to the provisions of Section 11.3(i) above.  Nothing in this Section 11.3 shall prohibit the Partnership or the Sponsor from establishing a master fiduciary account pursuant to which separate subtrust accounts are established for the benefit of Affiliated limited partnerships, provided that Partnership funds are protected from claims of such other partnerships and their creditors.

(t)            The General Partners shall not be authorized to enter into or effect any Roll-Up unless such Roll-Up complies with the following terms and conditions:

(i)

An appraisal of all assets of the Partnership shall be obtained from a Competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the applicable states as an exhibit to the registration statement for the offering. The assets of the Partnership shall be appraised on a consistent basis. The appraisal shall be based on an evaluation of all relevant information and shall indicate the current value of the Partnership’s assets as of a date immediately prior to the announcement of the proposed Roll-Up. The appraisal shall assume an orderly liquidation of the Partnership’s assets over a twelve (12) month period, shall consider other balance sheet items, and shall be net of the assumed cost of sale. The terms of the engagement of the Competent Independent Expert shall clearly state that the engagement is for the benefit of the Partnership and its Limited Partners. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Limited Partners in connection with the proposed Roll-Up.

(ii)

In connection with the proposed Roll-Up, the Person sponsoring the Roll-Up shall provide each Limited Partner with a document which instructs the Limited Partner on the proper procedure for voting against or dissenting from the Roll-Up and shall offer to Dissenting Limited Partners the choice of: (A) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or (B) one of the following: (I) remaining as Limited Partners in the Partnership and preserving their interests therein on the same terms and conditions as existed previously, or (II) receiving cash in an amount equal to the Limited Partners’ pro rata share of the appraised value of the net assets of the Partnership.

(iii)	The Partnership may not participate in any proposed Roll-Up which would result in the Limited Partners having democracy rights in the Roll-Up Entity which are less than those provided for below. If the Roll-Up Entity is a corporation, the voting rights shall correspond to the voting rights provided for in the NASAA Guidelines to the greatest extent possible.

(A)                              Meetings of the Roll-up Entity may be called by the general partner or the limited partners of the Roll-Up Entity holding more than 10% of the then outstanding limited partnership interests, for any matters for which the limited partners may vote as set forth in the limited partnership agreement for the Roll-Up Entity.  Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting, the sponsor of the Roll-Up Entity shall provide all limited partners within ten (10) days after receipt of said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than fifteen (15) nor more than sixty (60) days after receipt of said request, at a time and place convenient to the limited partners.

(B)                                To the extent permitted by the law of the state of formation, the partnership agreement of the Roll-Up Entity shall provide that a majority of the outstanding limited partner interests may, without necessity for concurrence by the general partner, vote to:  (1) amend the partnership agreement of the Roll-Up Entity, (2) remove the general partner(s), (3) elect a new general partner(s), (4) approve or disapprove the sale of all or substantially all of the assets of the Roll-Up Entity, except pursuant to a plan disclosed in the final prospectus relating to the Roll-Up, and (5) dissolve the Roll-Up Entity.  Without concurrence of a majority of the outstanding limited partner interests, the general partner(s) may not (i) amend the partnership agreement except for amendments which do not adversely affect the rights of the limited partners, (ii) voluntarily withdraw as a general partner unless such withdrawal would not affect the tax status of the Roll-Up Entity and would not materially adversely affect the limited partners, (iii) appoint a new general partner(s), (iv) sell all or substantially all of the Roll-Up Entity’s assets other than in the ordinary course of business, (v) cause the merger or other reorganization of the Roll-Up Entity or (vi) dissolve the Roll-Up Entity. Notwithstanding clause (iii) of the preceding sentence, an additional general partner may be appointed without obtaining the consent of the limited partners if the addition of such person is necessary to preserve the tax status of the Roll-Up Entity, such person has no authority to manage or control the Roll-Up Entity under the partnership agreement, there is no change in the identity of the persons who have authority to manage or control the Roll-Up Entity, and the admission of such person as an additional general partner does not materially adversely affect the limited partners.  Any amendment to the partnership agreement which modifies the compensation or distributions to which a general partner is entitled or which affects the duties of a general partner may be conditioned upon the consent of the general partner.  With respect to any limited ~~partners~~partner interest owned by the sponsor of the Roll-Up Entity, the sponsor may not vote or consent on matters submitted to the limited partners regarding the removal of the sponsor or regarding any transaction between the Roll-Up Entity and the sponsor.  In determining the existence of the requisite percentage in limited ~~partners~~partner interests necessary to approve a matter on which the sponsor may not vote or consent, any limited partner interest owned by the sponsor shall not be included.  If the law of the state of formation provides that the Roll-Up Entity will dissolve upon termination of a general partner(s) unless the remaining general partner(s) continues the existence of the Roll-Up Entity, the partnership agreement shall obligate the remaining general partner(s) to continue the Roll-Up Entity’s existence; and if there will be no remaining general partner(s), the termination of the last general partner shall not be effective for a period of at least 120 days during which time a majority of the outstanding limited partners interest shall have the right to elect a general partner who shall agree to continue the existence of the Roll-Up Entity.  The partnership agreement shall provide for a successor general partner where the only general partner of the Roll-Up Entity is an individual.

(iv)

The Partnership may not participate in any proposed Roll-Up which includes provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity). The Partnership may not participate in any proposed Roll-Up which would limit the ability of a Limited Partner to exercise the voting rights of his securities in the Roll-Up Entity on the basis of the limited partnership interests or other indicia of ownership held by that Limited Partner.

(v)

The Partnership may not participate in any proposed Roll-Up in which the Limited Partners’ rights of access to the records of the Roll-Up Entity will be less than those provided for under Section VII.D. of the NASAA Guidelines, which are generally as provided in Section 15.1 of this Agreement.

(vi)

The Partnership may not participate in any proposed Roll-Up in which any of the costs of the transaction would be borne by the Partnership if the proposed Roll-Up is not approved by a Majority Vote of the Limited Partners.

(u)           The Partnership shall not invest in junior trust deeds and other similar obligations.

11.4        Expenses of the Partnership.

(a)           Subject to Sections 11.4(b) and 11.4(c) below, the Partnership shall reimburse the General Partners and their Affiliates for (i) all Organization and Offering Expenses incurred by them, and (ii) the actual cost to them of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partners.

(b)           Except as provided below and in Sections 11.4(a) and 11.4(c), all of the Partnership’s expenses shall be billed directly to and paid by the Partnership.  The General Partners may be reimbursed for the administrative services necessary to the prudent operation of the Partnership; provided that the reimbursement shall be at the lower of the General Partners’ actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location.  No payment or reimbursement will be made for services for which the General Partners are entitled to compensation by way of a separate fee.  Excluded from allowable reimbursements shall be:  (i) rent or depreciation, utilities, capital equipment, other administrative items; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any controlling Persons of the General Partners or their Affiliates.  A controlling Person, for purposes of this Section 11.4(b), shall be deemed to include, but not be limited to, any Person, whatever his title, who performs functions for the General Partners similar to those of: (A) chairman or member of the Board of Directors; (B) executive management, including the President, Chief Operating Officer, Vice President, Executive Vice President or Senior Vice President, Corporate Secretary and Treasurer; (C) senior management, such as the Vice President of an operating division, who reports directly to executive management; or (D) those holding a five percent (5%) or more equity interest in Behringer Harvard Advisors II LP or a Person having the power to direct or cause the direction of the General Partners, whether through the ownership of voting securities, by contract or otherwise.  It is not intended that every person who carries a title such as vice president, secretary or treasurer be considered a controlling Person.

The annual report to investors shall include a breakdown of the costs reimbursed to the General Partners pursuant to this subsection.  Within the scope of the annual audit of the General Partners’ financial statements, the independent certified public accountant must verify the allocation of such costs to the Partnership.  The method of verification shall at a minimum provide:

(i)            A review of the time records of individual employees, the cost of whose services were reimbursed; and

(ii)           A review of the specific nature of the work performed by each such employee.  The methods of verification shall be in accordance with generally accepted auditing standards and shall, accordingly, include such tests of the accounting records and such other auditing procedures which the General Partners’ independent certified public accountant considers appropriate under the circumstances.  The additional cost of such verification will be itemized by said accountants on a program-by-program basis and may be reimbursed to the General Partners by the Partnership in accordance with this subsection only to the extent that such reimbursement when added to the cost for services rendered does not exceed the allowable rate for such services as determined above.

(c)                                  The General Partners or their Affiliates shall pay, at no additional cost to the Partnership (i) overhead expenses of the General Partners and their Affiliates; (ii) expenses and salaries related to the performance of those services for which the General Partners and their Affiliates are entitled to compensation by way of Acquisition and Advisory Fees, Partnership and property management fees or real estate brokerage commissions related to the resale of Partnership Properties (provided, however, that the foregoing shall in no way limit the payment or reimbursement of legal, travel, employee-related expenses and other out-of-pocket expenses which are directly related to a particular Partnership Property and not prohibited by Section 11.4(b) above); and (iii) all other administrative expenses which are unrelated to the business of the Partnership.  The General Partners or their Affiliates shall pay, at no additional cost to the Partnership, Organization and Offering Expenses (other than commissions paid to broker-dealers and other underwriting compensation) to the extent they exceed two and one-half percent (2.5%) of the gross proceeds of the Offering of Units.

(d)           Subject to the provisions of paragraphs (b) and (c) of this Section 11.4, the Partnership shall pay the following expenses of the Partnership:

(i)

Organization and Offering Expenses (other than commissions paid to broker-dealers and other underwriting compensation) which do not exceed two and one-half percent (2.5%) of the gross proceeds of the Offering of Units;

(ii)

Underwriting compensation, including broker-dealer selling commissions and the dealer manager fee, payable in an amount not to exceed ten percent (10%) of the gross proceeds of the Offering of Units, plus a maximum of one-half percent (0.5%) of the gross proceeds of the Offering of Units for reimbursement of bona fide due diligence expenses to be paid out of Organization and Offering Expenses subject to the limitation of Section 11.4(d)(i) above;

(iii)

All operational expenses of the Partnership, which may include, but are not limited to: (A) all costs of personnel employed by the Partnership or directly involved in the business of the Partnership, including Persons who may also be employees of the General Partners or their Affiliates, including but not limited to, salaries and other employee-related expenses, travel and other out-of-pocket expenses of such personnel which are directly related to a particular Partnership Property; (B) all costs of borrowed money, taxes and assessments on Partnership Properties and other taxes applicable to the Partnership; (C) legal, accounting, audit, brokerage and other fees; (D) fees and expenses paid to independent contractors, brokers and servicers, leasing agents, consultants, on-site managers, real estate brokers, mortgage brokers, insurance brokers and other agents; and (E) expenses in connection with the disposition, replacement, alteration, repair, remodeling, refurbishment, leasing and operation of Partnership Properties (including the costs and expenses of foreclosures, legal and accounting fees, insurance premiums, real estate brokerage and leasing commissions and maintenance connected with such Property); and

(iv)          All accounting, documentation, professional and reporting expenses of the Partnership, which may include, but are not limited to: (A) preparation and documentation of Partnership bookkeeping, accounting and audits; (B) preparation and documentation of budgets, economic surveys, Cash Flow projections and working capital requirements; (C) preparation and documentation of Partnership federal and state tax returns; (D) printing, engraving and other expenses and documents evidencing ownership of an interest in the Partnership or in connection with the business of the Partnership; (E) expenses of insurance as required in connection with the business of the Partnership, including, without limitation, life and disability insurance with respect to any individual General Partner; (F) expenses in connection with distributions made by the Partnership to, and communications, bookkeeping and clerical work necessary in maintaining relations with, Limited Partners, including the costs of printing and mailing to such Persons certificates for the Units and reports of the Partnership, and of preparing proxy statements and soliciting proxies in connection therewith; (G) expenses in connection with preparing and mailing reports required to be furnished to Limited Partners for investing, tax reporting or other purposes, including reports required to be filed with the Securities and Exchange Commission and other federal or state regulatory agencies, or expenses associated with furnishing reports to Limited Partners which the General Partners deem to be in the best interests of the Partnership; (H) expenses of revising, amending, converting, modifying or terminating the Partnership or this Agreement; (I) costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation or other proceedings conducted of the Partnership by any regulatory agency, including legal and accounting fees incurred in connection therewith; (J) costs of any computer equipment or services used for or by the Partnership; (K) costs of any accounting, statistical or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership; (L) costs of preparation and dissemination of information and documentation relating to potential sale, financing or other disposition of Partnership Properties; and (M) supervision and expenses of professionals employed by the Partnership in connection with any of the foregoing, including attorneys, accountants and appraisers.

11.5             Merger, Exchange and Conversion.

(a)                                  The Partnership may (i) adopt a plan of merger and may merge with or into one or more domestic or foreign limited partnerships or other entities, resulting in there being one or more surviving entities, (ii) adopt a plan of exchange by which a domestic or foreign limited partnership or other entity is to acquire all of the outstanding partnership interests of the Partnership in exchange for cash, securities or other property of the acquiring domestic or foreign limited partnership or other entity or (iii) adopt a plan of conversion and convert to a foreign limited partnership or other entity.  Any such plan of merger, plan of exchange or plan of conversion shall in all events comply with the applicable requirements of the Act and this Agreement, including, if such merger, exchange or conversion is a Roll-Up, the provisions of Section 11.3(t) hereof.

(b)                                  Any such merger shall be conditioned upon the merger being permitted by the laws under which each other entity that is a party to the merger is incorporated or organized or by the constituent documents of such other entity that are not inconsistent with such laws.  Any such plan of exchange shall be conditioned upon the issuance of shares or other interests of the acquiring foreign limited partnership or other entity being permitted by the laws under which such foreign limited partnership or other entity is incorporated or organized or is not inconsistent with such laws.  Any such conversion shall be conditioned upon such conversion being permitted by, or not inconsistent with, the laws of the jurisdiction in which the converted entity is to be incorporated, formed or organized, and the incorporation, formation or organization of the converted entity is effected in compliance with such laws.

(c)           The Partnership may adopt a plan of merger, plan of exchange or plan of conversion if the General Partners act upon and the Limited Partners (if required by Section 11.5(d) below) approve the plan of merger, plan of exchange or plan of conversion in the manner prescribed in Section 11.5(d) below.

(d)           Except as provided by Sections 11.5(e) and 11.5(f), after acting on a plan of merger, plan of exchange or plan of conversion in the manner prescribed by in the following sentence, the General Partners shall submit the plan of merger, plan of exchange or plan of conversion for approval by the Limited Partners, and in order for such plan of merger, plan of exchange or plan of conversion to be approved:

(i)

the General Partners shall adopt a resolution recommending that the plan of merger, plan of exchange or plan of conversion, as the case may be, be approved by the Limited Partners, unless the General Partners determine that for any reason they should not make that recommendation, in which case the General Partners shall adopt a resolution directing that the plan of merger, plan of exchange or plan of conversion, as the case may be, be submitted to the Limited Partners for approval without recommendation and, in connection with the submission, communicate the basis for their determination that the plan of merger, plan of exchange or plan of conversion be submitted to the Limited Partners without any recommendation; and

(ii)	the Limited Partners entitled to vote on the plan of merger, plan of exchange or plan of conversion must approve the plan.

The General Partners may condition their submission to the Limited Partners of a plan of merger, plan of exchange or plan of conversion, and the effectiveness of such plan, on any basis, including without limitation that a specified percentage in excess of a Majority Vote be required for the approval of the plan of merger, plan of exchange or plan of conversion.  Unless the General Partners require a greater vote, a Majority Vote shall be required for approval of a plan of merger, plan of exchange or plan of conversion.

The General Partners shall notify each Limited Partner, whether or not entitled to vote, of the meeting of the Limited Partners at which the plan of merger, plan of exchange or plan of conversion is to be submitted for approval in accordance with this Section 11.5(d) and applicable law.  The notice shall be given at least twenty (20) days before the meeting and shall state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, plan of exchange or plan of conversion and shall contain or be accompanied by a copy or summary of the plan of merger, plan of exchange or plan of conversion.  Any such approval may be by written consent of the requisite Limited Partners as would be required to approve the plan of merger, plan of exchange or plan of conversion at any meeting where all the Limited Partners are present.

(e)           Unless applicable law otherwise requires (in which case the approval of the Limited Partners shall continue to be required and the provisions of Section 11.5(d) shall continue to apply), (1) approval by the Limited Partners of a plan of exchange shall not be required, and the provisions of Section 11.5(d) do not apply, if the Partnership is the acquiring entity in the plan of exchange, and (2) approval by the Limited Partners on a plan of merger, plan of exchange or a plan of conversion shall not be required, and the provisions of Section 11.5(d) do not apply, if either:

(i)	(A)	a limited partnership is the sole surviving or resulting entity;

(B)

the partnership agreement of the surviving or resulting limited partnership will not differ from this Agreement before the merger or conversion in any manner other than as to application of applicable law or other insignificant conforming differences;

(C)

Limited Partners who held interests in the Partnership immediately before the effective date of the merger or conversion will hold the same interests in the same proportions, immediately after the effective date of the merger or conversion; and

	(D)	the General Partners adopt a resolution approving the plan of merger or plan of conversion; or

(ii)           the transaction involves the conversion to corporate, trust or association form of only the Partnership and, as a consequence of the transaction, there will be no significant adverse change in any of the following rights or terms, as compared to such rights and terms in effect for the Partnership prior to such transaction:

(A)	voting rights of holders of the class of securities to be held by Limited Partners;

(B)	the term of existence of the surviving or resulting entity;

(C)	compensation to the sponsor (as defined in the NASAA Guidelines) of the surviving or resulting entity; or

(D)	the investment objectives of the surviving or resulting entity.

(f)            After a plan of merger, plan of exchange or plan of conversion is approved, and at any time before the merger, exchange or conversion has become effective, the plan of merger, plan of exchange or plan of conversion may be abandoned (subject to any contractual rights by any of the entities that are a party thereto), without action by the Limited Partners, in accordance with the procedures set forth in the plan of merger, plan of exchange or plan of conversion or, if no such procedures are set forth in such plan, in the manner determined by the General Partners.

11.6        Rights of Dissenting Limited Partners.

(a)           In the absence of fraud in the transaction, the remedy provided by this Section 11.6 to a Dissenting Limited Partner is the exclusive remedy for the recovery from the Partnership of the value of his Units or money damages with respect to such plan of merger, plan of exchange or plan of conversion.  If the existing, surviving, or new corporation or limited partnership (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Section 11.6 and, with respect to a Roll-Up, Section 11.3(t)(ii), any Dissenting Limited Partner who fails to comply with the requirements of this Section 11.6 shall not be entitled to bring suit for the recovery of the value of his Units or money damages with respect to the transaction.  Notwithstanding any of the foregoing, this Section 11.6(a) shall not operate to limit the liability of the General Partners or their Affiliates in contravention of the provisions of NASAA Guidelines Section II.D.1.

(b)           Units of Dissenting Limited Partners for which payment has been made shall not thereafter be considered outstanding for the purposes of any subsequent vote of Limited Partners.

(c)           Within sixty (60) days after a Dissenting Limited Partner votes against any plan of merger, plan of exchange or plan of conversion, or, with respect to a plan of merger, plan of exchange or plan of conversion approved by written consent, within sixty (60) days after notice to the Limited Partners of the receipt by the Partnership of written consents sufficient to approve such merger, exchange or conversion, the Dissenting Limited Partner may demand in writing that payment for his Limited Partnership interests be made in accordance with this Section 11.6, and the General Partners shall (i) make a notation on the records of the Partnership that such demand has been made and (ii) within a reasonable period of time after the later of the receipt of a payment demand or the consummation of the merger, exchange or conversion, cause the Partnership to pay to the Dissenting Limited Partner the fair value of such Dissenting Limited Partner’s Units without interest.  The fair value of a Dissenting Limited Partner’s Units shall be an amount equal to the Dissenting Limited Partner’s pro rata share of the appraised value of the net assets of the Partnership (determined in accordance with the provisions of Section 11.3(t)(i) hereof).

(d)           If a Dissenting Limited Partner shall fail to make a payment demand within the period provided in Section 11.6(c) hereof, such Dissenting Limited Partner and all persons claiming under him shall be conclusively presumed to have approved and ratified the merger, conversion or exchange and shall be bound thereby, the right of such Limited Partner to be paid the alternative compensation for his Limited Partnership Interest in accordance with this Section 11.6 shall cease, and his status as a Limited Partner shall be restored without prejudice to any proceedings which may have been taken during the interim, and such Dissenting Limited Partner shall be entitled to receive any distributions made to Limited Partners in the interim.

11.7        Limitation on Liability of the General Partners; Indemnification of the General Partners.

(a)           Neither the General Partners nor any of their Affiliates (hereinafter, an “Indemnified Party”) shall be liable, responsible or accountable in damages or otherwise to any other Partner, the Partnership, its receiver or trustee (the Partnership, its receiver or trustee are hereinafter referred to as “Indemnitors”) for, and the Indemnitors agree to indemnify, pay, protect and hold harmless each Indemnified Party (on the demand of such Indemnified Party) from and against any and all liabilities, obligations, losses, damages, actions, judgments, suits, proceedings, reasonable costs, reasonable expenses and disbursements (including, without limitation, all reasonable costs and expenses of defense, appeal and settlement of any and all suits, actions or proceedings instituted against such Indemnified Party or the Partnership and all reasonable costs of investigation in connection therewith) (collectively referred to as “Liabilities” for the remainder of this Section) that may be imposed on, incurred by, or asserted against such Indemnified Party or the Partnership in any way relating to or arising out of any action or inaction on the part of the Partnership or on the part of such Indemnified Party where the Liability did not result from the Indemnified Party’s negligence or misconduct and where the Indemnified Party (i) acted in good faith and on behalf of or for the Partnership, and (ii) reasonably believed that the action or inaction was in the Partnership’s best interest.  Notwithstanding the foregoing, each Indemnified Party shall be liable, responsible and accountable, and neither the Partnership nor any Indemnitor shall be liable to an Indemnified Party, for any portion of such Liabilities with respect to a proceeding in which (i) the Indemnified Party is found liable on the basis that the Indemnified Party improperly received personal benefit, whether or not the benefit resulted from an action taken in the Indemnified Party’s official capacity, or (ii) the Indemnified Party is found liable to the Partnership or the Limited Partners.  The Indemnified Party shall not be indemnified for any Liability in relation to a proceeding in which the Indemnified Party’s act or failure to act constituted negligence or misconduct in the performance of the Indemnified Party’s duty to the Partnership or the Limited Partners.  If any action, suit or proceeding shall be pending against the Partnership or any Indemnified Party relating to or arising out of any such action or inaction, such Indemnified Party shall have the right to employ, at the reasonable expense of the Partnership (subject to the provisions of Section 11.7(b) below), separate counsel of such Indemnified Party’s choice in such action, suit or proceeding.  The satisfaction of the obligations of the Partnership under this Section shall be from and limited to the assets of the Partnership and no Limited Partner shall have any personal liability on account thereof.

(b)           Cash advances from Partnership funds to an Indemnified Party for legal expenses and other costs incurred as a result of any legal action initiated against an Indemnified Party by a Limited Partner are prohibited except as provided below.  Cash advances from Partnership funds to an Indemnified Party for reasonable legal expenses and other costs incurred as a result of any legal action or proceeding are permissible if (i) such suit, action or proceeding relates to or arises out of any action or inaction on the part of the Indemnified Party in the performance of its duties or provision of its services on behalf of the Partnership; (ii) such suit, action or proceeding is initiated by a third party who is not a Limited Partner, or the suit, action or proceeding is initiated by a Limited Partner and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party undertakes to repay any funds advanced pursuant to this Section in the cases in which such Indemnified Party would not be entitled to indemnification under Section 11.7(a) above.  If advances are permissible under this Section, the Indemnified Party shall have the right to bill the Partnership for, or otherwise request the Partnership to pay, at any time and from time to time after such Indemnified Party shall become obligated to make payment therefor, any and all amounts for which such Indemnified Party believes in good faith that such Indemnified Party is entitled to indemnification under Section 11.7(a) above.  The Partnership shall pay any and all such bills and honor any and all such requests for payment within sixty (60) days after such bill or request is received.  In the event that a final determination is made that the Partnership is not so obligated for any amount paid by it to a particular Indemnified Party, such Indemnified Party will refund such amount within sixty (60) days of such final determination, and in the event that a final determination is made that the Partnership is so obligated for any amount not paid by the Partnership to a particular

Indemnified Party, the Partnership will pay such amount to such Indemnified Party within sixty (60) days of such final determination.

(c)           Notwithstanding anything to the contrary contained in Section 11.7(a) above, neither the General Partners nor any of their Affiliates nor any Person acting as a broker-dealer with respect to the Units shall be indemnified from any liability, loss or damage incurred by them arising due to an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party, or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnified Party and finds that indemnification of the settlement and related costs should be made.  Prior to seeking a court approval for indemnification, the General Partners shall undertake to cause the party seeking indemnification to apprise the court of the position with respect to indemnification for securities violations of the Securities and Exchange Commission, the California Commissioner of the Department of Corporations, the Massachusetts Securities Division, the Missouri Securities Division, the Nebraska Bureau of Securities, the Oklahoma Department of Securities, the Pennsylvania Securities Commission, the Tennessee Securities Division, the Texas State Securities Board and any other state securities regulatory authority of any state in which the Units were offered or sold which requires such notification.

(d)           The Partnership shall not incur the cost of the portion of any insurance which insures any party against any liability as to which such party is prohibited from being indemnified as set forth above.

(e)           For purposes of this Section 11.7, an Affiliate of the General Partner shall be indemnified by the Partnership only in circumstances where the Affiliate has performed an act on behalf of the Partnership or the General Partners within the scope of the authority of the General Partners and for which the General Partners would have been entitled to indemnification had such act been performed by them.

ARTICLE XII
SERVICES TO PARTNERSHIP BY GENERAL PARTNERS

12.1        Acquisition and Advisory Services.  The General Partners and their Affiliates shall provide a continuing and suitable investment program for the Partnership consistent with the investment objectives of the Partnership and shall perform acquisition and advisory services in connection with the review and evaluation of potential investments for the Partnership, which services shall include, but shall not be limited to:  (a) serving as the Partnership’s investment and financial advisor and providing research and economic and statistical data in connection with real property acquisitions and investment policies; (b) analyzing with respect to each potential Partnership Property investment (i) the geographic market in which any such property is located, including market demand analyses, (ii) the physical condition of any existing structures, appurtenances and service systems, (iii) the availability of contractors and engineers, (iv) zoning and other governmental restrictions applicable to the use or development of the property, (v) income and expense forecasts and (vi) other appropriate review and evaluation of potential investment; and (c) structuring and negotiating the terms and conditions under which investments in Partnership Properties will be made.  In consideration for such services, including services rendered with respect to properties which are considered for acquisition by the Partnership but are not acquired, the General Partners and their Affiliates shall be paid Acquisition and Advisory Fees in an amount of three percent (3%) of the Contract Purchase Price of each Partnership Property, provided that such amount does not exceed the limitations set forth in Section 12.2 hereof.  In addition, in reimbursement for certain Acquisition Expenses relating to property acquisitions by the Partnership, such as legal fees, travel expenses, title insurance premium expenses and other closing costs, the General Partners and their Affiliates shall be paid an amount of up to one-half percent (.5%) of the Contract Purchase Price of each Partnership Property.  Acquisition and Advisory Fees in respect of each investment of the Partnership shall accrue and be payable at the time and in respect of funds expended for (i) the acquisition of a Partnership Property or (ii) to the extent that such funds are capitalized, for the development, construction or improvement of a Partnership Property.  Acquisition Expenses shall be accrued as incurred and submitted for reimbursement  by the General Partners to the Partnership and shall be payable to the extent of one-half percent (.5%) of the Contract Purchase Price of each Partnership Property, whether such expenses relate to investments which are consummated, whether income-producing or raw land to be developed or other investments, or to investments that are not consummated.  In addition to such fees, the Partnership shall bear the expenses of independent appraisers, market analysts or other such Persons not affiliated with the General Partners who may be engaged to evaluate potential real estate acquisitions and developments by or on behalf of the Partnership.

12.2        Limitations on Acquisition Fees.

(a)                                  Acquisition and Advisory Fees paid in connection with the consideration, analysis, purchase and development of Partnership investments and with respect to each particular investment shall be paid only for services actually rendered, and in no event will the total of all Acquisition Fees, including the Acquisition and Advisory Fees paid to the General Partners or their Affiliates, exceed the compensation customarily charged in arm’s-length transactions by others rendering similar services as an ongoing public activity in the same geographic location and for comparable property.  The limitation imposed hereby will be complied with at any given time on an ongoing basis.  Within thirty (30) days after completion of the last acquisition, the General Partners shall forward to the California Commissioner of the Department of Corporations a schedule, verified under penalties of perjury, reflecting:

(i)	each acquisition made;

(ii)	the Purchase Price paid;

(iii)	the aggregate of all Acquisition Fees paid on each transaction; and

(iv)	a computation showing compliance with Rule 260.140.113.3 adopted pursuant to the California Corporate Securities Law of 1968.

For purposes of the foregoing, the “last acquisition” shall mean the last acquisition of Partnership Property in which the investment was made from proceeds of the Offering, as well as any subsequent acquisition of Partnership Property in which the source of funds for such acquisition is proceeds from the sale of any Partnership Property.

(b)                                  The General Partners intend to acquire Partnership Properties and shall commit a percentage of Capital Contributions to Investment in Properties acquired by the Partnership in an amount which is equal to at least the Minimum Investment Percentage.  For such purposes, working capital reserves in an aggregate amount not in excess of five percent (5%) of Capital Contributions shall be deemed to be committed to the purchase, development, construction or improvement of properties acquired by the Partnership.

12.3                        Property Management Services.  The General Partners shall cause the Partnership to employ a property management company (which may be an Affiliate of the General Partners) to perform professional property management and leasing services for the Partnership.  In the event the property management company is an Affiliate of the General Partners, the compensation payable to such Affiliate shall be equal to the lesser of (a) fees which are competitive for similar services in the same geographic area, or (b) four and one-half percent (4.5%) of Gross Revenues of the properties managed.  In the case of industrial and commercial properties which are leased on a long-term (ten or more years) net lease basis, the maximum property management fee from such leases shall be one percent (1%) of Gross Revenues, except for a one time initial leasing fee of three percent (3%) of Gross Revenues on each lease payable over the first five full years of the original term of the lease.  As used herein, the term “net lease” shall mean a lease which requires the tenant to coordinate and pay directly all real estate taxes, sales and use taxes, utilities, insurance and other operating expenses relating to the leased property.  Included within such fees should be bookkeeping services and fees paid to non-related Persons for property management services.  In addition, the Partnership will also pay a separate fee for the leases of new tenants and renewals of leases with existing tenants in an amount not to exceed the fee customarily charged by others rendering similar services in the same geographic area except to the extent such compensation is specifically included in the foregoing property management fees.  The Partnership may also pay to non-affiliated third party leasing agents leasing fees for procuring tenants and negotiating the terms of tenant leases.  In no event may the aggregate of all property management and leasing fees paid to Affiliates of the General Partners exceed six percent (6%) of Gross Revenues.  The foregoing limitation will include all leasing, re-leasing and leasing related services provided, however, that such limitation is not intended to preclude the charging of a separate competitive fee for the one-time initial rent-up or leasing-up of a newly constructed property or total rehabilitation of a property if such service is not included in the Purchase Price of the Partnership Property.

12.4        Asset Management Fee. The General Partners and their Affiliates shall perform asset management services in connection with the operation and holding of the Partnership’s assets, which will include:

(a)           Analysis and management of utilization of Partnership investments and financial performance of investments;

(b)           Analysis of the maximization of return with respect to investments and advice as to the timing of disposition and terms and conditions of disposition of such investments;

(c)           Daily management of Partnership Properties, including entering into leases of real property and service contracts, and, to the extent necessary, performing all other operational functions for the maintenance and administration of such properties;

(d)           Investigate, select and, on behalf of the Partnership, engage and conduct business with such Persons as the General Partners and their Affiliates deem necessary to the proper performance of their obligations hereunder, including but not limited to consultants, accountants, correspondents, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, banks, builders, developers, property owners, mortgagors, property management companies, transfer agents and any and all agents for any of the foregoing, including Affiliates, and Persons acting in any other capacity deemed by the General Partners and their Affiliates necessary or desirable for the performance of any of the foregoing services, including but not limited to entering into contracts in the name of the Partnership with any of the foregoing; and

(e)           Provide the Partnership with all necessary cash management services.

In consideration for such services, the General Partners or their Affiliates shall be paid an annual Asset Management Fee of not more than one-half percent (.5%) of the Aggregate Asset Value, provided, however, that such Asset Management Fee shall be reduced to the extent that the sum of such amount plus the amount of Net Cash Distributions from Cash Available for Distribution pursuant to Section 9.1 hereof for any year exceed the sum of three-quarters percent (.75%) of the Base Amount, as certified by the Partnership’s independent public accountants.  The fee will be payable on the tenth day of each month in an amount equal to one-twelfth of one-half percent (1/12th of .5%) of Aggregate Assets Value as of the last day of the immediately preceding month.  Accrued but unpaid Asset Management Fees for any period shall be deferred without interest and shall be payable in subsequent periods from any funds available to the Partnership after payment of all other costs and expenses of the Partnership, including any reserves then determined by the General Partner to no longer be necessary to be retained by the Partnership or from Non-Liquidating Net Sale Proceeds or Liquidating Distributions.  In addition to such fees, the Partnership shall bear the expenses of any independent appraisers, market analysts or other Persons not affiliated with General Partners who may be engaged by the General Partners to evaluate the assets of the Partnership for purposes of the foregoing.

The Partnership may reinvest the proceeds from the sale and refinancing of its properties during the seven (7) years following the date of SEC effectiveness, and no deductions for Front-End Fees shall be allowed on such reinvestments.  Beginning on a date which is seven (7) years after SEC effectiveness, no reinvestment of the proceeds from the sale and refinancing shall be allowed.  Asset Management Fees may be accrued without interest when funds are not available for their payment.  Any accrued Asset Management Fees may be paid from the next available cash flow or net proceeds from sale or refinancing of properties.  No Asset Management Fees may be paid from the Partnership’s reserves.  If a General Partner is terminated and is entitled to compensation from the Partnership, as provided for herein and as governed by Section II.F. of the NASAA Guidelines, the General Partner shall be paid Asset Management Fees through the date of such termination.

12.5        Insurance Services.  The General Partners or any of their Affiliates may provide insurance brokerage services in connection with obtaining insurance on the Partnership’s Properties so long as the cost of providing such service, including the cost of the insurance, is no greater than the lowest quote obtained from two unaffiliated insurance agencies and the coverage and terms are likewise comparable.  In no event may such services be provided by the General Partners or any of their Affiliates unless they are independently engaged in the business of providing such services to Persons other than Affiliates and at least seventy-five percent (75%) of their insurance brokerage service gross revenue is derived from Persons other than Affiliates.

12.6        Development and Construction Services Prohibited.  Neither the General Partners nor any of their Affiliates (except any Persons affiliated with the General Partners only through their employment by the Partnership) may receive any development or construction fees or any other fees or other compensation from the Partnership in connection with the development or construction of Partnership Properties.

12.7        Real Estate Commissions on Resale of Properties.  The General Partners and their Affiliates may perform real estate brokerage services for the Partnership in connection with the resale of property by the Partnership; provided that the compensation therefor to the General Partners or their Affiliates in connection with the sale of a particular property shall not exceed the lesser of (a) fifty percent (50%) of the reasonable, customary and competitive real estate brokerage commission normally and customarily paid for the sale of a comparable property in light of the size, type and location of the property, or (b) three percent (3%) of the gross sales price of the property; and provided, further, that payments of said compensation shall be deferred and made only after the Partnership has distributed to each Limited Partner or his Assignee from Non-Liquidating Distributions or Liquidating Distributions, as the case may be, an aggregate amount in cash which is equal to one hundred percent (100%) of his Capital Contribution (less all amounts, if any, theretofore distributed as a return of unused capital pursuant to Section 8.10), and has distributed to each Limited Partner or Assignee from all sources an additional amount equal to a ten percent (10%) per annum cumulative (but not compounded) return on his Net Capital Contribution, calculated from the date of his admission into the Partnership; and provided, further, that the General Partners and their Affiliates may receive such real estate commission only if they provide substantial services in connection with the sales effort.  The aggregate real estate commission paid to all parties involved in the sale of a Partnership Property shall not exceed the lesser of: (a) the reasonable, customary and competitive real estate brokerage commission normally and customarily paid for the sale of a comparable property in light of the size, type and location of the property, or (b) six percent (6%) of the gross sales price of such property.  Notwithstanding the foregoing, neither the General Partners nor any of their Affiliates shall be granted an exclusive right to sell or exclusive employment to sell any property on behalf of the Partnership.

12.8        Rebates, Give-ups and Reciprocal Arrangements.

(a)           No rebates or give-ups may be received by any of the General Partners or their Affiliates nor may the General Partners or their Affiliates participate in any reciprocal business arrangements which would circumvent the provisions of this Agreement.

(b)           None of the General Partners nor any of their Affiliates shall, or shall knowingly permit any underwriter, dealer or salesman to, directly or indirectly, pay or award any finder’s fees, commissions or other compensation to any Person engaged by a potential investor for investment advice as an inducement to such advisor to recommend the purchase of interests in the Partnership; provided, however, that this clause shall not prohibit the normal sales commissions payable to a registered broker-dealer or other properly licensed Person (including the General Partners and their Affiliates) for selling Partnership Units.

12.9        Other Services.  Other than as specifically provided in this Agreement or in the Prospectus, neither the General Partners nor their Affiliates shall be compensated for services rendered to the Partnership.  The General Partners and their Affiliates cannot receive any fees or other compensation from the Partnership except as specifically provided for in this Agreement or as described in the Prospectus and except as permitted by the NASAA Guidelines.

ARTICLE XIII

TRANSACTIONS BETWEEN GENERAL PARTNERS AND THE PARTNERSHIP

13.1                        Sales and Leases to the Partnership.  The Partnership shall not purchase or lease investment properties in which any of the General Partners or their Affiliates have an interest or from any entity in which the General Partners or their Affiliates have an interest except (a) as provided in Section 11.3(i) hereof or (b) pursuant to a right of first refusal for such property in accordance with the provisions of Section 11.3(j)(iv) hereof, provided that the purchase price for such property pursuant to the right of first refusal is not greater than the fair market value as determined by the appraisal of a Competent Independent Expert.  The provisions of this Section 13.1 notwithstanding, the General Partners or their Affiliates may temporarily enter into contracts relating to investment properties to be assigned to the Partnership prior to closing or may purchase property in their own names (and assume loans in connection therewith) and temporarily hold title thereto for the purpose of facilitating the acquisition of such property for the Partnership or the borrowing of money or obtaining of financing for the Partnership or completion of construction of the property or any other purpose related to the business of the Partnership, provided that (a) such property is purchased by the Partnership for a price no greater than the cost of such property to the General Partners or their Affiliates (including closing and carrying costs), (b) in no event shall the Partnership purchase property from the General Partners or their Affiliates if such entity has held title to such property for more than twelve (12) months prior to the commencement of the Offering, (c) the General Partners or their Affiliates shall not sell property to the Partnership if the cost of the property exceeds the funds reasonably anticipated to be available to the Partnership to purchase such property, (d) there is no other benefit to the General Partners or any Affiliate of the General Partners apart from compensation otherwise permitted by this Agreement and (e) all income generated and expenses associated with the property so acquired attributable to the temporary holding period shall be treated as belonging to the Partnership.  Notwithstanding the foregoing, the Partnership may not acquire from the General Partners or their Affiliates any property which, on the effective date of the Prospectus, was owned by such General Partner or Affiliate.

13.2                        Sales and Leases to the General Partners and Their Affiliates.  The Partnership shall not ~~sell or~~ lease any Partnership Property to the General Partners or their Affiliates except upon the terms and conditions substantially as set forth in the Form of Lease attached as Appendix A to this Agreement, subject to completion of any outstanding provisions therein, including provisions regarding the lease rate and buyout terms, and subject to changes that are not adverse to the Partnership.  The lease rate shall be determined in accordance with the procedure provided in Exhibit H to such Form of Lease.

The Partnership shall not sell any Partnership Property to the General Partners or their Affiliates except upon the terms and conditions substantially as set forth in the Form of Purchase Agreement attached as Appendix B to this Agreement, subject to completion of any outstanding provisions therein, including provisions regarding the purchase price for such property, and subject to changes that are not adverse to the Partnership.  Such purchase price will be determined in accordance with the procedure provided in Exhibit B to such Form of Purchase Agreement.

13.3                        Loans.  No loans may be made by the Partnership to any of the General Partners or their Affiliates.

13.4                        Dealings with Related Programs.  Except as permitted by Sections 11.3(i), 11.3(j) and 13.1 hereof, the Partnership shall not acquire property from any Program in which any of the General Partners or any of their affiliates have an interest.

13.5                        Commissions on Reinvestment or Distribution.  The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under Article XII hereof) to a General Partner in connection with the reinvestment or distribution of the proceeds of the sale, exchange or financing of Partnership Properties.

ARTICLE XIV

INDEPENDENT ACTIVITIES OF PARTNERS

Any of the Partners may engage in or possess an interest in other business ventures of every nature and description, independently or with others, including, but not limited to, the ownership, financing, leasing, management, syndication, brokerage and development of real property of any kind whatsoever (including properties which may be similar to those owned by the Partnership), and neither the Partnership nor any of the Partners shall have any right by virtue of this Agreement in and to such independent ventures or to the income or profits derived therefrom, provided that the General Partners shall in no way be relieved of their fiduciary duty owed to the Partnership.

ARTICLE XV

BOOKS, REPORTS, FISCAL AND TAX MATTERS

15.1                        Books.  The General Partners shall keep and maintain ~~full and complete books and~~the following records for the Partnership in written form (or in another form capable of conversion into written form within a reasonable time) at its principal office:

(a)                                  a current list that states:

(i)            the name and mailing address of each Partner, separately identifying in alphabetical order the General Partners and the Limited Partners;

(ii)           the last known street address of the business or residence of each Partner;

(iii)          the percentage or other interest in the Partnership owned by each Partner; and

(iv)          the name of the Partners who are members of each class or group of Partners established by the Partnership, if any;

(b)                                  copies of the Partnership’s federal, state and local information or income tax returns for each of the Partnership’s six most recent tax years;

(c)                                  a copy of this Agreement and the Certificate, all amendments or restatements thereto, executed copies of any powers of attorney under which this Agreement, the Certificate and all amendments and restatements thereto have been executed, and copies of any document that creates classes or groups of Partners;

(d)                                  unless contained in this Agreement, a written statement of:

(i)            the amount of cash contributions and a description and statement of the agreed value of any other contribution made by each Partner, and the amount of the cash contributions and a description and statement of the agreed value of any other contribution that the Partner has agreed to make in the future as an additional contribution;

(ii)           the times at which additional contributions are to be made or events requiring additional contributions to be made;

(iii)          events requiring the Partnership to be dissolved and its affairs wound up; and

(iv)          the date on which each Partner became a partner; and

(e)                                  books and records of account of the Partnership.

A Partner, on written request stating the purpose, may examine and copy, in person or by the Partner’s representative, at any reasonable time, for any proper purpose, and at the Partner’s expense, the records described in this Section 15.1 and other information regarding the business, affairs and financial condition of the Partnership as is just and reasonable to examine and copy.  On the written request by any Partner to a General Partner at the Partnership’s principal office, the Partnership shall provide to the requesting Partner without charge true copies of this Agreement and the Certificate, and all amendments or restatements thereto, and the Partnership’s federal, state and local information or income tax returns for each of the Partnership’s six most recent tax years~~, and all Limited~~

~~Partners and their designated representatives shall have the right to inspect, examine and copy at their reasonable cost such books at reasonable times.  The books of account for financial accounting purposes shall be kept in accordance with generally accepted accounting principles.  Limited Partner suitability records shall be maintained for at least six years.  In addition, the General Partners shall maintain an alphabetical list of the names, addresses and business telephone numbers of the Limited Partners of the Partnership along with the number of Units held by each of them (the “Participant List”) as a part of the books and records of the Partnership which shall be available for inspection by any Limited Partner or his designated representative at the principal office of the Partnership upon the request of the Limited Partner.  The Participant List shall be updated at least quarterly to reflect changes in the information contained therein.  A copy of the Participant List shall be mailed to any Limited Partner requesting the Participant List within ten (10) days of the request.  The copy of the Participant List to be mailed to a Limited Partner shall be printed in alphabetical order, on white paper, and in readily readable type size (in no event smaller than 10-point type).  A reasonable charge for copy work may be charged by the Partnership.  The purposes for which a Limited Partner may request a copy of the Participant List include, without limitation, matters relating to the Limited Partners’ voting rights under this Agreement and the exercise of the Limited Partners’ rights under federal proxy laws.  If the General Partners of the Partnership neglect or refuse to exhibit, produce or mail a copy of the Participant List as requested, they shall be liable to the Limited Partner requesting the list for the costs, including attorneys’ fees, incurred by that Limited Partner for compelling the production of the Participant List and for actual damages suffered by the Limited Partner by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for a request for inspection of or a request for a copy of the Participant List is to secure such list of Limited Partners or other information for the purpose of selling such list or copies thereof or for the purpose of using the same for a commercial purpose other than in the interest of the applicant as a Limited Partner relative to the affairs of the Partnership.  The General Partners may require any Limited Partner requesting the Participant List to represent that the list is not requested for a commercial purpose unrelated to such Limited Partner’s interest in the Partnership.  The remedies provided hereunder to Limited Partners requesting copies of the Participant List are in addition to, and shall not in any way limit, other remedies available to Limited Partners under federal law or under the laws of any state~~.

15.2        Reports.  The General Partners shall prepare or cause to be prepared and, as required or requested, shall furnish to the appropriate federal or state regulatory and administrative bodies, the following reports:

(a)           Acquisition Reports.  At least quarterly within sixty (60) days after the end of each quarter during which the Partnership has acquired real property, an “Acquisition Report” of any real property acquisitions within the prior quarter shall be sent to all Limited Partners, including a description of the general character of all materially important real properties acquired or presently intended to be acquired by or leased to the Partnership during the quarter.  Such report shall contain the following information (i) a description of the geographic location and of the market upon which the General Partners are relying in projecting successful operation of the property acquired within such quarter, including all facts which reasonably appear to the General Partners to materially influence the value of the property; (ii) a statement of the date and amount of the appraised value of the property; (iii) a statement of the actual purchase price including terms of the purchase, the identity of the seller and an itemization of all monies paid to officers, directors or affiliates in connection with the purchase; (iv) a statement of the total amount of cash expended by the Partnership to acquire each such property; (v) the present or proposed use of such properties and their suitability and adequacy for such use; (vi) the terms of any material lease affecting the property; (vii) a description of the proposed method of financing, including estimated down payment, leverage ratio, prepaid interest, balloon payment(s), prepayment penalties, due-on-sale or encumbrance clauses and possible adverse effects thereof and similar details of the proposed financing plan; (viii) a statement that title insurance and any required construction, permanent or other financing and performance bonds or other assurances with respect to builders have been or will be obtained on all properties acquired; and (ix) a statement regarding the amount of proceeds of the Offering (in both dollar amount and as a percentage of the net proceeds of the Offering available for investment) which remain unexpended or uncommitted.

(b)           Annual Report.  Within one hundred twenty (120) days after the end of each fiscal year, an annual report shall be sent to all the Limited Partners and Assignees which shall include (i) a balance sheet as of the end of such fiscal year, together with a profit and loss statement, a statement of cash flows and a statement of Partners’ capital for such year, which financial statements shall be prepared in accordance with generally accepted accounting principles and shall be accompanied by an auditor’s report containing an opinion of the independent certified public accountant for the Partnership; (ii) a Cash Flow statement (which need not be audited); (iii) a report of the activities of the Partnership for such year; (iv) a report on the distributions from (A) Cash Flow during such period, (B) Cash Flow from prior periods, (C) proceeds from the disposition of Partnership Property and investments, (D) reserves from the proceeds of the Offering of Units, and (E) lease payments on net leases with builders and sellers; and (v) a report setting forth the compensation paid to the General Partners and their Affiliates during such year and a statement of the services performed in consideration therefor.  In addition, commencing five (5) years after termination of the Offering, such annual report shall include a notification to the Limited Partners of their right pursuant to Section 20.2 hereof to request that the General Partners formally proxy the Limited Partners to determine whether the assets of the Partnership should be liquidated.  Such annual report shall also include the breakdown of the costs reimbursed to the General Partners pursuant to the requirements of Section 11.4(b) hereof and such other information as is deemed reasonably necessary by the General Partners to advise the Limited Partners of the activities of the Partnership during the year covered by the report.

(c)           Quarterly Reports.  If and for as long as the Partnership is required to file quarterly reports on Form 10-Q with the Securities and Exchange Commission, financial information substantially similar to the financial information contained in each such report for a quarter shall be sent to the Limited Partners within sixty (60) days after the end of such quarter.  Whether or not such reports are required to be filed, each Limited Partner will be furnished within sixty (60) days after the end of each of the first three quarters of each Partnership fiscal year an unaudited financial report for that quarter including a profit and loss statement, a balance sheet and a cash flow statement.  Such reports shall also include such other information as is deemed reasonably necessary by the General Partners to advise the Limited Partners of the activities of the Partnership during the quarter covered by the report.

(d)           Report of Fees.  The Partnership’s annual and quarterly reports on Form 10-K and 10-Q for any period during which the General Partners or any of their Affiliates receive fees for services from the Partnership shall set forth (i) a statement of the services rendered, and (ii) the amount of fees received.

(e)           Tax Information.  Within seventy-five (75) days after the end of each fiscal year (in the event that the fiscal year of the Partnership remains on a calendar year basis, and within one hundred twenty (120) days after the end of each fiscal year in the event that the Partnership’s fiscal year is changed to some annual period other than a calendar year pursuant to Section 15.3 hereof), there shall be sent to all the Limited Partners and Assignees all information necessary for the preparation of each Limited Partner’s federal income tax return and state income and other tax returns in regard to jurisdictions where Partnership Properties are located.

(f)            Annual Statement of Estimated Unit Value.  The General Partners shall furnish each Limited Partner an annual statement of estimated Unit value.  Such annual statement shall report the value of each Unit based upon the General Partners’ estimate of the amount a Unit holder would receive if Partnership Properties were sold at their fair market values as of the close of the Partnership’s fiscal year and the proceeds therefrom (without reduction for selling expenses), together with other funds of the Partnership, were distributed in a liquidation of the Partnership (provided that, during the Offering and with respect to the first three full fiscal years following termination of the Offering, the value of a Unit shall be deemed to be ten dollars ($10.00)).  In connection with their annual valuations (other than during Offering and the first three full fiscal years following the termination of the Offering), the General Partners shall obtain the opinion of an independent third party that their estimate of Unit value is reasonable and was prepared in accordance with appropriate methods for valuing real estate.  The estimated Unit value shall be reported to the Limited Partners in the next annual or quarterly report on Form
10-K or 10-Q sent to the Limited Partners following the completion of the valuation process.

(g)           Performance Reporting.  The Partnership’s annual and quarterly reports on Form 10-K and 10-Q shall set forth the year-to-date amount of Net Cash from Operations and shall contain a detailed reconciliation of the Partnership’s net income for financial reporting purposes to the Partnership’s Net Cash from Operations for the periods covered by the report.  In addition, the notes to the Partnership’s financial statements included in its annual reports on Form 10-K shall contain a detailed reconciliation of the

Partnership’s net income for financial reporting purposes to net income for tax purposes for the periods covered by the report.

(h)           Expense Reporting.  The notes to the Partnership’s financial statements included in its annual reports on Form
10-K shall contain a category-by-category breakdown of the general and administrative expenses incurred by the Partnership for the periods covered by the report.  This breakdown shall reflect each type of general and administrative expense incurred by the Partnership (e.g. investor relations, independent accountants, salaries, rent, utilities, insurance, filing fees, legal fees, etc.) and the amount charged to the Partnership for each category of expense incurred.

(i)            Other Reports.  The General Partners shall cause to be prepared and timely filed with appropriate federal and state regulatory and administrative bodies all reports to be filed with such entities under then currently applicable laws, rules and regulations.  Such reports shall be prepared on the accounting or reporting basis required by such regulatory bodies.  Any Limited Partner shall be provided with a copy of any such report upon request without expense to him.

(j)            Cessation of Reports.  In the event the Securities and Exchange Commission promulgates rules that allow a reduction in reporting requirements, the Partnership may cease preparing and filing certain of the above reports if the General Partners determine such action to be in the best interests of the Partnership; provided, however, that the Partnership will continue to file any reports mandated under state law and the Partnership will comply with any additional reporting requirements imposed by rules adopted subsequent to the date hereof applicable to the Partnership by the Securities and Exchange Commission.

15.3        Fiscal Year.  The Partnership shall adopt a fiscal year ending on the last day of December of each year (except that the last fiscal year shall end at the termination of the Partnership); provided, however, that the General Partners in their sole discretion may, subject to approval by the IRS, at any time without the approval of the Limited Partners, change the Partnership’s fiscal year to a period to be determined by the General Partners.

15.4        Tax Elections.

(a)           No election shall be made by the Partnership or any Partner to be excluded from the application of the provisions of Subchapter K of the Code or from any similar provisions of state or local income tax laws.

(b)           Upon the transfer of all or part of a Partner’s or Assignee’s interest in the Partnership or upon the death of an individual Limited Partner or Assignee, or upon the distribution of any property to any Partner or Assignee, the Partnership, at the General Partners’ option and in their sole discretion, may file an election, in accordance with applicable Treasury Regulations, to cause the basis of Partnership Property to be adjusted for federal income tax purposes, as provided by Sections 734, 743 and 754 of the Code; and similar elections under provisions of state and local income tax laws may, at the General Partners’ option, also be made.

15.5        Bank Accounts.  The cash funds of the Partnership shall be deposited in commercial bank account(s) at such banks or other institutions insured by the Federal Deposit Insurance Corporation as the General Partners shall determine.  Disbursements therefrom shall be made by the General Partners in conformity with this Agreement.

15.6        Insurance.  The Partnership shall at all times maintain comprehensive insurance, including fire, liability and extended coverage insurance in amounts determined by the General Partners to be adequate for the protection of the Partnership.  In addition, the Partnership shall carry appropriate worker’s compensation insurance and such other insurance with respect to the real property owned by it as shall be customary for similar property, similarly located, from time to time.

15.7        Taxation as Partnership.  The General Partners, while serving as such, agree to use their best efforts to cause compliance at all times with the conditions to the continued effectiveness of any opinion of counsel obtained by the Partnership to the effect that the Partnership will be classified as a partnership for federal income tax purposes.

15.8        Tax Matters.

(a)           The General Partners may or may not, in their sole and absolute discretion, make any or all elections which they are entitled to make on behalf of the Partnership and the Partners for federal, state and local tax purposes, including, without limitation, any election, if permitted by applicable law: (i) to extend the statute of limitations for assessment of tax deficiencies against Partners with respect to adjustments to the Partnership’s federal, state or local tax returns; and (ii) to represent the Partnership and the Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership and the Partners in their capacity as Partners and to execute any agreements or other documents relating to or settling such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters or otherwise affect the rights of the Partnership or the Partners.

(b)           Behringer Harvard Advisors II LP is designated as the “Tax Matters Partner” in accordance with Section 6231(a)(7) of the Code and, in connection therewith and in addition to all other powers given thereunder, shall have all other powers needed to perform fully hereunder including, without limitation, the power to retain all attorneys and accountants of its choice and the right to manage administrative tax proceedings conducted at the partnership level by the IRS with respect to Partnership matters.  Any Partner has the right to participate in such administrative proceedings relating to the determination of partnership items at the Partnership level.  Expenses of such administrative proceedings undertaken by the Tax Matters Partner will be paid for out of the assets of the Partnership.  Each Limited Partner who elects to participate in such proceedings will be responsible for any expense incurred by such Limited Partner in connection with such participation.  Further, the cost to a Limited Partner of any adjustment and the cost of any resulting audit or adjustment of a Limited Partner’s return will be borne solely by the affected Limited Partner.  The designation made in this Section 15.8(b) is expressly consented to by each Partner as an express condition to becoming a Partner.  The Partnership hereby indemnifies Behringer Harvard Advisors II LP from and against any damage or loss (including attorneys’ fees) arising out of or incurred in connection with any action taken or omitted to be taken by it in carrying out its responsibilities as Tax Matters Partner, provided such action taken or omitted to be taken does not constitute fraud, negligence, breach of fiduciary duty or misconduct.  In the event the Partnership should become required to register with the IRS as a tax shelter, Behringer Harvard Advisors II LP shall be the “designated organizer” of the Partnership and the “designated person” for maintaining lists of investors in the Partnership, and shall take such actions as shall be required to register the Partnership and to maintain lists of investors in the Partnership as may be required pursuant to Sections 6111 and 6112 of the Code.

ARTICLE XVI

RIGHTS AND LIABILITIES OF THE LIMITED PARTNERS

16.1        Powers of the Limited Partners.  The Limited Partners shall take no part in the management of the business or transact any business for the Partnership and shall have no power to sign for or bind the Partnership; provided, however, that the Limited Partners, by a Majority Vote, without the concurrence of the General Partners, shall have the right to:

(a)           Amend this Agreement, but not as to the matters specified in Section 11.2(b) hereof, which matters the General Partners alone may amend without vote of the Limited Partners;

(b)           Dissolve the Partnership;

(c)           Remove a General Partner or any successor General Partner;

(d)           Elect a new General Partner or General Partners upon the removal of a General Partner or any successor General Partner, or upon the occurrence of an Event of Withdrawal or death of a General Partner or any successor General Partner; and

(e)                                  Approve or disapprove a transaction entailing the sale of all or substantially all of the real properties acquired by the Partnership, except in connection with the orderly liquidation and winding up of the business of the Partnership upon its termination and dissolution.

16.2                        Restrictions on Power to Amend.  Notwithstanding Section 16.1 hereof, this Agreement shall in no event be amended to change the limited liability of the Limited Partners without the vote or consent of all of the Limited Partners, nor shall this Agreement be amended to diminish the rights or benefits to which any of the General Partners or Limited Partners are entitled under the provisions of this Agreement, without the consent of a majority of the Units held by the Partners who would be adversely affected thereby, and in the case of the General Partners being singularly affected, then by a majority vote of the General Partners.

16.3                        Limited Liability.  No Limited Partner shall be liable for any debts or obligations of the Partnership in excess of his or its Capital Contribution.

16.4                        Meetings of, or Actions by, the Limited Partners.

(a)                                  Meetings of the Limited Partners to vote upon any matters as to which the Limited Partners are authorized to take action under this Agreement may be called at any time by any of the General Partners and shall be called by the General Partners upon the written request of Limited Partners holding ten percent (10%) or more of the outstanding Units by delivering written notice within ten days after receipt of such written request, either in person or by certified mail, to the Limited Partners entitled to vote at such meeting to the effect that a meeting will be held at a reasonable time and place convenient to the Limited Partners and which is not less than fifteen (15) days nor more than sixty (60) days after the receipt of such request; provided, however, that such maximum periods for the giving of notice and the holding of meetings may be extended for an additional sixty (60) days if such extension is necessary to obtain qualification or clearance under any applicable securities laws of the matters to be acted upon at such meeting or clearance by the appropriate governing agency of the solicitation materials to be forwarded to the Limited Partners in connection with such meeting.  The General Partners agree to use their best efforts to obtain such qualifications and clearances.  Included with the notice of a meeting shall be a detailed statement of the action proposed, including a verbatim statement of the wording on any resolution proposed for adoption by the Limited Partners and of any proposed amendment to this Agreement.  All expenses of the meeting and notification shall be borne by the Partnership.

(b)                                  A Limited Partner shall be entitled to cast one vote for each Unit that he owns.  Attendance by a Limited Partner at any meeting and voting in person shall revoke any written proxy submitted with respect to action proposed to be taken at such meeting.  Any matter as to which the Limited Partners are authorized to take action under this Agreement or under law may be acted upon by the Limited Partners without a meeting and any such action shall be as valid and effective as action taken by the Limited Partners at a meeting assembled, if written consents to such action by the Limited Partners are signed by the Limited Partners entitled to vote upon such action at a meeting who hold the number of Units required to authorize such action and are delivered to a General Partner.  Prompt notice of the taking of any action by less than unanimous written consent of the Limited Partners without a meeting shall be given to the Limited Partners who have not consented in writing to the taking of the action.

(c)                                  The General Partners shall be responsible for enacting all needed rules of order for conducting all meetings and shall keep, or cause to be kept, at the expense of the Partnership, an accurate record of all matters discussed and action taken at all meetings or by written consent.  The records of all said meetings and written consents shall be maintained at the principal place of business of the Partnership and shall be available for inspection by any Partner at reasonable times.

ARTICLE XVII
WITHDRAWAL OR REMOVAL OF GENERAL PARTNERS;
ASSIGNABILITY OF GENERAL PARTNERS’
AND LIMITED PARTNERS’ INTERESTS

17.1                        Withdrawal or Removal of General Partners; Admission of Successor or Additional General Partners.

(a)                                  Except as provided in this Article XVII or Article XX, until the dissolution of the Partnership, neither General Partner shall take any voluntary step to dissolve itself or to withdraw from the Partnership.

(b)                                  With the consent of all the other General Partners and a Majority Vote of the Limited Partners after being given ninety (90) days written notice, any General Partner may at any time designate one or more Persons to be additional General Partners, with such participation in such General Partner’s interest as such General Partner and such successor or additional General Partners may agree upon, provided that the interests of the Limited Partners shall not be affected thereby.

(c)                                  Except in connection with the admission of an additional General Partner pursuant to paragraph (b) of this Section 17.1, no General Partner shall have any right to retire or withdraw voluntarily from the Partnership, to dissolve itself or to sell, transfer or assign the General Partner’s interest without the concurrence of the Limited Partners by a Majority Vote; provided, however, that any General Partner may, without the consent of any other General Partner or the Limited Partners to the extent permitted by law and consistent with Section 17.1(a) hereof (i) substitute in its stead as General Partner any entity which has, by merger, consolidation or otherwise, acquired substantially all of such General Partner’s assets, stock or other evidence of equity interest and continued its business, and (ii) cause to be admitted to the Partnership an additional General Partner or Partners if it deems such admission to be necessary or desirable to enable the General Partner to use its best efforts to maintain its net worth at a level sufficient to assure that the Partnership will be classified as a partnership for federal income tax purposes or as may be required by state securities laws or the rules thereunder; provided, however, that such additional General Partner or Partners shall have no authority to manage or control the Partnership under this Agreement, there is no change in the identity of the persons who have authority to manage or control the Partnership, and the admission of such additional General Partner or Partners does not materially adversely affect the Limited Partners.

(d)                                  A General Partner may be removed from the Partnership upon the Majority Vote of the Limited Partners; provided, however, that if such General Partner is the last remaining General Partner, such removal shall not be effective until ninety (90) days after the notice of removal has been sent to such General Partner.  In the event of the removal of the last remaining General Partner, the Limited Partners may by Majority Vote elect a new General Partner at any time prior to the effective date of the removal of said last remaining General Partner.

(e)                                  Any voluntary withdrawal by any General Partner from the Partnership or any sale, transfer or assignment by such General Partner of his interest in the Partnership shall be effective only upon the admission in accordance with paragraph (b) of this Section 17.1 of an additional General Partner.

(f)                                    A General Partner shall cease to be such upon the occurrence of an Event of Withdrawal of such General Partner; provided, however, the last remaining General Partner shall not cease to be a General Partner until one hundred twenty (120) days after the occurrence of an Event of Withdrawal.

17.2                        Limited Partners’ Interest.  Except as specifically provided in this Article XVII, none of the Limited Partners shall sell, transfer, encumber or otherwise dispose of, by operation of law or otherwise, all or any part of his or its interest in the Partnership.  No assignment shall be valid or effective unless in compliance with the conditions contained in this Agreement, and any unauthorized transfer or assignment shall be void ab initio.

17.3                        Restrictions on Transfers.

(a)                                  No Unit may be transferred, sold, assigned or exchanged if the transfer or sale of such Unit, when added to the total of all other transfers or sales of Units within the period of twelve (12) consecutive months prior to the proposed date of sale or exchange, would, in the opinion of counsel for the Partnership, result in the termination of the Partnership under Section 708 of the Code unless the Partnership and the transferring holder shall have received a ruling from the IRS that the proposed sale or exchange will not cause such termination.

(b)                                  No transfer or assignment may be made if, as a result of such transfer, a Limited Partner (other than one transferring all of his Units) will own fewer than the minimum number of Units required to be purchased under Section 8.5(b) hereof, unless such transfer is made on behalf of a Retirement Plan, or such transfer is made by gift, inheritance, intra-family transfer, family dissolution or to an Affiliate.

(c)                                  No transfer or assignment of any Unit may be made if counsel for the Partnership is of the opinion that such transfer or assignment would be in violation of any state securities or “Blue Sky” laws (including investment suitability standards) applicable to the Partnership.

(d)                                  All Units originally issued pursuant to qualification under the California Corporate Securities Law of 1968 shall be subject to, and all documents of assignment and transfer evidencing such Units shall bear, the following legend condition:

“IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.”

(e)                                  No transfer or assignment of any interest in the Partnership shall be made (i) in the case of Units subject to Section 17.3(d) hereof, unless the transferor shall have obtained, if necessary, the consent of the California Commissioner of the Department of Corporations to such transfer, (ii) unless the transferee shall have paid or, at the election of the General Partners, obligated himself to pay, all reasonable expenses connected with such transfer, substitution and admission, including, but not limited to, the cost of preparing an appropriate amendment to this Agreement to effectuate the transferee’s admission as a substituted Limited Partner pursuant to Section 17.4 hereof, or (iii) where the assignor and Assignee agree in connection therewith that the assignor shall exercise any residual powers remaining in him as a Limited Partner in favor of or in the interest or at the direction of the Assignee.

(f)                                    [Reserved.]~~With the exception of intra-family transfers or transfers made by gift, inheritance or family dissolution, no transfer or assignment of any interest in the Partnership shall be made unless the transferee has (i) either (A) a net worth of at least forty-five thousand dollars ($45,000) and an annual gross income of at least forty-five thousand dollars ($45,000) or (B) a net worth of at least one hundred fifty thousand dollars ($150,000) and (ii) satisfied any higher suitability standards that may apply in the transferee’s state of primary residence.  For purposes of the foregoing standards, net worth is computed exclusive of home, furnishings and automobiles.  Each transferee will be required to represent that he complies with the applicable standards, that he is purchasing in a fiduciary capacity for a Person meeting such standards, or that he is purchasing with funds directly or indirectly supplied by a donor who meets such standards.  No transfer may be made to any Person who does not make such representation.~~

(g)                                 No Limited Partner may transfer or assign any Units or beneficial ownership interests therein (whether by sale, exchange, repurchase, redemption, pledge, hypothecation or liquidation), and any such purported transfer shall be void ab initio and shall not be recognized by the Partnership or be effective for any purpose unless (i) the General Partners determine, in their sole discretion, that the Partnership would be able to satisfy any of the secondary market safe harbors contained in Treasury Regulations Section 1.7704-1 (or any other applicable safe harbor from publicly traded partnership status which may be adopted by the IRS) for the Partnership’s taxable year in which such transfer otherwise would be effective, or (ii) the

Partnership has received an opinion of counsel satisfactory to the General Partners or a favorable IRS ruling that any such transfer will not result in the Partnership’s being classified as a publicly traded partnership for federal income tax purposes.  The Limited Partners agree to provide all information with respect to a proposed transfer that the General Partners deem necessary or desirable in order to make such determination, including but not limited to, information as to whether the transfer occurred on a secondary market (or the substantial equivalent thereof).

(h)                                 Any purported transfer or assignment not satisfying all of the foregoing conditions shall be void ab initio, and no purported transfer or assignment shall be of any effect unless all of the foregoing conditions have been satisfied.

(i)                                    A Limited Partner requesting a transfer of Units shall be required, as a condition to effecting such transfer, to pay a reasonable transfer fee in an amount determined by the General Partners to be sufficient to cover the costs to the Partnership associated with such transfer.  A fee of fifty dollars ($50) shall be deemed reasonable, but shall not preclude a conclusion by the General Partners that a higher fee is reasonable.

17.4                        Substituted Limited Partners.  Except as otherwise provided in this Agreement, an Assignee of the whole or any portion of a Limited Partner’s interest in the Partnership shall not have the right to become a substituted Limited Partner in place of his assignor unless (a) the assignment instrument shall have been in form and substance satisfactory to the General Partners; (b) the assignor and Assignee named therein shall have executed and acknowledged the Assignee’s agreement in writing that he will not, directly or indirectly, create for the Partnership, or facilitate the trading of such interest on, a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code; (c) the assignment shall be accompanied by such assurances of genuineness and effectiveness and by such consents and authorizations of any governmental or other authorities which are necessary to demonstrate such effectiveness to the General Partners; and (d) the Assignee shall have accepted, adopted and approved in writing all of the terms and provisions of this Agreement, as the same may have been amended.  Assignees of Units will be recognized by the Partnership as substituted Limited Partners as of the commencement of the first fiscal quarter of the Partnership following the fiscal quarter which includes the effective date of the assignment and in which the foregoing conditions are satisfied, notwithstanding the time consumed in preparing the documents necessary to effectuate the substitution.

17.5                        Assignment of Limited Partnership Interest Without Substitution.  Subject to the transfer restrictions of Section 17.3, a Limited Partner shall have the right to assign all or part of such Limited Partner’s interest in Units by a written instrument of assignment.  The assigning Limited Partner shall deliver to the General Partners a written instrument of assignment in form and substance satisfactory to the General Partners, duly executed by the assigning Limited Partner or his personal representative or authorized agent, including an executed acceptance by the Assignee of all the terms and provisions of this Agreement and the representations of the assignor and Assignee that the assignment was made in accordance with all applicable laws and regulations (including investment suitability requirements).  Such assignment shall be accompanied by such assurance of genuineness and effectiveness and by such consents or authorizations of any governmental or other authorities as may be reasonably required by the General Partners.  The Partnership shall recognize any such assignment not later than the last day of the calendar month following receipt of notice of the assignment and all required documentation, and an Assignee shall be entitled to receive distributions and allocations from the Partnership attributable to the Partnership interest acquired by reason of any such assignment from and after the first day of the fiscal quarter following the fiscal quarter in which the assignment of such interest takes place.  The Partnership and the General Partners shall be entitled to treat the assignor of such Partnership interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership and recorded on its books.

17.6                        Withdrawal of Limited Partner.  Except as otherwise specifically permitted by this Agreement, no Limited Partner shall be entitled to withdraw or retire from the Partnership.

17.7                        Death, Legal Incompetency or Dissolution of Limited Partner.  Upon the death, legal incompetency or dissolution of a Limited Partner, the estate, personal representative, guardian or other successor in interest of such Limited Partner shall have all of the rights and be liable for all the obligations of the Limited Partner in the Partnership to the extent of such Limited Partner’s interest therein, subject to the terms and conditions of this

Agreement, and, with the prior written consent of the General Partners, which may be withheld at their sole discretion, may be substituted for such Limited Partner.

17.8                        Elimination or Modification of Restrictions.  Notwithstanding any of the foregoing provisions of this Article XVII, the General Partners shall amend this Agreement to eliminate or modify any restriction on substitution or assignment at such time as the restriction is no longer necessary.

ARTICLE XVIII

LOANS TO PARTNERSHIP

18.1                        Authority to Borrow.  The General Partners shall cause the Partnership to incur indebtedness to the extent and for the purposes which they deem, in their sole discretion, to be in the best interests of the Partnership, to the extent such loans are authorized pursuant to Section 11.3(e) hereof.

18.2                        Loans from Partners.  If any Partner shall make any loan or loans to the Partnership or advance money on its behalf ~~pursuant to Section 11.3(e) hereof~~, the amount of any such loan or advance shall not be deemed to be an additional Capital Contribution by the lending Partner or entitle such lending Partner to an increase in his share of the distributions of the Partnership, or subject such Partner to any greater proportion of the losses which the Partnership may sustain.  The amount of any such loan or advance shall be a debt due from the Partnership to such lending Partner repayable upon such terms and conditions and bearing interest at such rates as shall be mutually agreed upon by the lending Partner and the General Partners; provided, however, that a General Partner as a lending Partner may not receive interest and other financing charges or fees in excess of the amount which would be charged by unrelated banks on comparable loans for the same purpose in the same area.  No prepayment charge or penalty shall be required by a General Partner on a loan to the Partnership.  Notwithstanding the foregoing, no Partner shall be under any obligation whatsoever to make any such loan or advance to the Partnership.

ARTICLE XIX

POWER OF ATTORNEY, CERTIFICATES AND OTHER DOCUMENTS

19.1                        Power of Attorney.  Each Limited Partner, by becoming a Limited Partner and adopting this Agreement, constitutes and appoints the General Partners and each of them and any successor to the General Partners as his true and lawful attorney-in-fact, in his name, place and stead, from time to time:

(a)                                  To execute, acknowledge, swear to, file and/or record all agreements amending this Agreement that may be appropriate:

(i)	To reflect a change of the name or the location of the principal place of business of the Partnership;

(ii)

To reflect the disposal by any Limited Partner of his interest in the Partnership, or any Units constituting a part thereof, in any manner permitted by this Agreement, and any return of the Capital Contribution of a Limited Partner (or any part thereof) provided for by this Agreement;

(iii)	To reflect a Person’s becoming a Limited Partner of the Partnership as permitted by this Agreement;

(iv)	To reflect a change in any provision of this Agreement or the exercise by any Person of any right or rights hereunder not requiring the consent of said Limited Partner;

(v)	To reflect the addition or substitution of Limited Partners or the reduction of Capital Accounts upon the return of capital to Partners;

(vi)

To add to the representations, duties or obligations of the General Partners or their Affiliates or surrender any right or power granted to the General Partners or their Affiliates herein for the benefit of the Limited Partners;

(vii)

To cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with law or with any other provision herein, or to make any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with law or with the provisions of this Agreement;

(viii)

To delete, add or modify any provision to this Agreement required to be so deleted, added or modified by the staff of the Securities and Exchange Commission, the ~~National Association of Securities Dealers, Inc.~~ Financial Industry Regulatory Authority or by a State Securities Commissioner or similar such official, which addition, deletion or modification is deemed by such Commission or official to be for the benefit or protection of the Limited Partners;

(ix)

To make all filings as may be necessary or proper to provide that this Agreement shall constitute, for all purposes, an agreement of limited partnership under the laws of the State of Texas as they may be amended from time to time;

(x)

Upon notice to all Limited Partners, to amend the provisions of Article X of this Agreement, or any other related provision of this Agreement (provided, however, the General Partners shall first have received an opinion of counsel to the Partnership that such amendment will not materially adversely diminish the interests of the Limited Partners) to ensure that (A) the allocations and distributions contained in Article X comply with Treasury Regulations relating to Section 704 of the Code or any other statute, regulation or judicial interpretation relating to such allocations, or (B) the periodic allocations set forth in Article X will be respected under Section 706 of the Code or any other statute, regulation or judicial interpretation relating to such periodic allocations, or (C) the provisions of this Agreement will comply with any applicable federal or state legislation enacted after the date of this Agreement; to take such steps as the General Partners determine are advisable or necessary in order to preserve the tax status of the Partnership as an entity which is not taxable as a corporation for federal income tax purposes including, without limitation, to compel a dissolution and termination of the Partnership; to terminate the Offering of Units; to compel a dissolution and termination of the Partnership or to restructure the Partnership’s activities to the extent the General Partners deem necessary (after consulting with counsel) to comply with any exemption in the “plan asset” regulations adopted by the Department of Labor in the event that either (I) the assets of the Partnership would constitute “plan assets” for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (II) the transactions contemplated hereunder would constitute “prohibited transactions” under ERISA or the Code and an exemption for such transactions is not obtainable or not sought by the General Partners from the United States Department of Labor; provided, the General Partners are empowered to amend such provisions only to the minimum extent necessary (in accordance with the advice of accountants and counsel) to comply with any applicable federal or state legislation, rules, regulations or administrative interpretations thereof after the date of this Agreement, and that any such amendment(s) made by the General Partners shall be deemed to be made pursuant to the fiduciary obligations of the General Partners to the Partnership; and

(xi)	To eliminate or modify any restriction on substitution or assignment contained in Article XVII at such time as the restriction is no longer necessary.

(b)                                  To execute, acknowledge, swear to, file or record such certificates, instruments and documents as may be required by, or may be appropriate under, the laws of any state or other jurisdiction, or as may be appropriate for the Limited Partners to execute, acknowledge, swear to, file or record to reflect:

(i)	Any changes or amendments of this Agreement, or pertaining to the Partnership, of any kind referred to in paragraph (a) of this Section 19.1; or

(ii)	Any other changes in, or amendments of, this Agreement, but only if and when the consent of a Majority Vote or other required percentage of the Limited Partners has been obtained.

Each of such agreements, certificates, instruments and documents shall be in such form as the General Partners and legal counsel for the Partnership shall deem appropriate.  Each Limited Partner hereby authorizes the General Partners to take any further action which the General Partners shall consider necessary or convenient in connection with any of the foregoing, hereby giving said attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or convenient to be done in and about the foregoing as fully as said Limited Partner might or could do if personally present and hereby ratifies and confirms all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  The power hereby conferred shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of the General Partners to act as contemplated by this Agreement in any filing and other action by them on behalf of the Partnership, and shall survive the bankruptcy, death, adjudication of incompetence or insanity, or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the Units of such Person; provided, however, that in the event of the transfer by a Limited Partner of all of his Units, the foregoing power of attorney of a transferor Limited Partner shall survive such transfer only until such time as the transferee shall have been admitted to the Partnership as a substituted Limited Partner and all required documents and instruments shall have been duly executed, sworn to, filed and recorded to effect such substitution.

19.2                        Required Signatures.  Any writing to amend this Agreement to reflect the addition of a Limited Partner need be signed only by a General Partner, by the Limited Partner who is disposing of his interest in the Partnership, if any, and by the Person to be substituted or added as a Limited Partner.  The General Partners, or either of them, may sign for either or both of said Limited Partners as their attorney-in-fact pursuant to paragraph (a) of Section 19.1 hereof.  Any writing to amend this Agreement to reflect the removal or withdrawal of a General Partner in the event the business of the Partnership is continued pursuant to the terms of this Agreement need be signed only by a remaining or a new General Partner.

19.3                        Additional Documents.  Each Partner, upon the request of the others, agrees to perform any further acts and execute and deliver any further documents which may be reasonably necessary to carry out the provisions of this Agreement.

ARTICLE XX
DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

20.1                        Dissolution.  Except as otherwise provided in this Section 20.1, no Partner shall have the right to cause dissolution of the Partnership before the expiration of the term for which it is formed.  The Partnership shall be dissolved and terminated upon the happening of any of the following events:

(a)                                  The expiration of the term of the Partnership as specified in Article VI hereof;

(b)                                  The decision by Majority Vote of the Limited Partners to dissolve and terminate the Partnership;

(c)                                  The entry of a decree of judicial dissolution by a court of competent jurisdiction, provided that the foregoing shall not apply if the Partnership files a voluntary petition seeking reorganization under the bankruptcy laws;

(d)                                  The retirement or withdrawal of a General Partner unless (i) the remaining General Partner, if any, elects to continue the business of the Partnership within ninety (90) days from the date of such event, or (ii) if there is no remaining General Partner, the Limited Partners, within one hundred twenty (120) days from the date of such event, elect by Majority Vote to continue the business of the Partnership and elect a new General Partner pursuant to Section 20.3 below;

(e)                                  The effective date of the removal of a General Partner unless (i) the remaining General Partner, if any, elects to continue the business of the Partnership within ninety (90) days from the date of such event, or (ii) if there is no remaining General Partner, Limited Partners, prior to the effective date of such removal, elect by Majority Vote to continue the business of the Partnership and elect a new General Partner pursuant to Section 20.3 below;

(f)                                    The effective date of an Event of Withdrawal of a General Partner unless (i) the remaining General Partner, if any, elects to continue the business of the Partnership within ninety (90) days from the date of such Event of Withdrawal, or (ii) if there is no remaining General Partner, the Limited Partners, within one hundred twenty (120) days from the date of such Event of Withdrawal, elect by Majority Vote to continue the business of the Partnership and elect a new General Partner pursuant to Section 20.3 below;

(g)                                 The sale or other disposition of all of the interests in real estate (including, without limitation, purchase money security interests and interests in joint ventures or other entities owning interests in real estate) of the Partnership (unless the General Partners have determined to reinvest the proceeds consistent with the provisions of this Agreement);

(h)                                 The election by the General Partners to terminate the Partnership, without the consent of any Limited Partner, in the event that either (i) the Partnership’s assets constitute “plan assets,” as such term is defined for purposes of ERISA, or (ii) any of the transactions contemplated by this Agreement constitute a “prohibited transaction” under ERISA or the Code and no exemption for such transaction is obtainable from the United States Department of Labor or the General Partners determine in their discretion not to seek such an exemption; or

(i)                                    At any time following the date which is one (1) year after the termination of the Offering, the election by the General Partners to dissolve and terminate the Partnership.

In the Event of Withdrawal of a General Partner resulting in only one General Partner remaining, such remaining General Partner shall be obligated to elect to continue the business of the Partnership within ninety (90) days from the date of such Event of Withdrawal.

The Partnership shall not be dissolved or terminated by the admission of any new Limited Partner or by the withdrawal, expulsion, death, insolvency, bankruptcy or disability of a Limited Partner.

20.2                        Proxy to Liquidate.  At any time after five (5) years following the termination of the Offering, upon receipt by the General Partners of written requests from Limited Partners holding ten percent (10%) or more of the outstanding Units (the “Proxy Request”) directing that the General Partners formally proxy the Limited Partners to determine whether the assets of the Partnership should be liquidated (the “Proxy to Liquidate”), the General Partners shall send a Proxy to Liquidate to each Limited Partner within sixty (60) days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of Partnership Properties which the Partnership shall obtain as part of this proxy process, and the filing and review of such Proxy to Liquidate by the Securities and Exchange Commission.  The General Partners shall not be required to send Proxies to Liquidate to Limited Partners more frequently than once during every two (2) year period.  To insure that Limited Partners are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Limited Partner shall include financial information setting forth per Unit pro forma tax and financial projections which assume that all Partnership Properties will be sold immediately at prices consistent with their appraised values, or such other information as the General Partners deem appropriate and informative, provided in all such cases that the furnishing of such information to Limited Partners shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies.  The Proxy to Liquidate shall contain a forty-five (45) day voting deadline, and the actual voting results shall be tabulated by the Partnership’s independent accountants who will receive the votes directly from the Limited Partners.  The General Partners shall disclose the complete voting results for the Proxy to Liquidate in the Partnership’s next annual or quarterly report on Form 10-K or 10-Q sent to the Limited Partners for the period following the date on which voting was completed.  If a Majority Vote of the Limited Partners is cast in favor of a liquidation of the Partnership, the assets of the Partnership shall be fully liquidated within thirty (30) months from the close of the voting deadline applicable to the Proxy to Liquidate.  Under no circumstances, however, shall the General Partners direct the Partnership to make distributions “in kind” of any Partnership Properties to the Limited Partners.

20.3                        Limited Partners’ Right to Continue the Business of the Partnership.  Upon the occurrence of an event specified in paragraphs (d), (e) or (f) of Section 20.1 above with respect to the last remaining General Partner, the Limited Partners shall have a right prior to the effective date of the occurrence of any such event to elect to continue the business of the Partnership pursuant to the provisions of this Section 20.3.  The effective date of the events specified in paragraphs (d), (e) and (f) of Section 20.1 above with respect to the last remaining General Partner shall be one hundred twenty (120) days after the date of any such event.  In the case of the occurrence of an event specified in paragraphs (d), (e) or (f) of Section 20.1 above, the Limited Partners may elect, by Majority Vote within one hundred twenty (120) days from the date of such event, to continue the business of the Partnership and elect one or more new General Partners.  The new General Partner or General Partners so elected shall execute, deliver, acknowledge and record an amendment to the Certificate and such other documents and instruments as may be necessary or appropriate to effect such change.

20.4                        Payment to Withdrawn or Removed General Partner.  Upon the retirement, removal or Event of Withdrawal of a General Partner, the Partnership shall be required to pay such General Partner any amounts then accrued and owing to such General Partner under this Agreement.  The method of payment to any such General Partner must be fair and must protect the solvency and liquidity of the Partnership.  In addition, the Partnership shall have the right, but not the obligation, to terminate any such General Partner’s interest in Partnership income, losses, distributions and capital upon payment to him of an amount equal to the value of his interest in Partnership income, losses, distributions and capital on the date of such retirement, removal or Event of Withdrawal.  Such interest shall be computed taking into account the General Partner’s economic interest in the Partnership under Articles IX and X hereof.  In the event such General Partner (or his representative) and the Partnership cannot mutually agree upon such value within ninety (90) days following such removal or withdrawal, such value shall be determined by arbitration before a panel of three appraisers, one of whom shall be selected by such General Partner (or his representative) and one by the Partnership, and the third of whom shall be selected by the two appraisers so selected by the parties.  Such arbitration shall take place in Dallas, Texas and shall be in accordance with the rules and regulations of the American Arbitration Association then in force and effect.  The expense of arbitration shall be borne equally by such General Partner and the Partnership.  Payment to such General Partner of the value of his interest in Partnership income, losses, distributions and capital shall be made by the delivery of a promissory note (i) if the termination was voluntary, being unsecured, bearing no interest and having principal payable, if at all, from distributions which the General Partner would have otherwise received under this Agreement had the General Partner not terminated; or (ii) if the termination was involuntary, coming due in not less than five years and bearing interest at the rate of the greater of nine percent (9%) per annum or the rate of interest most recently announced by Wells Fargo Bank, N.A. as its “prime rate” as of the date of the termination plus one percent (1%) per annum, with principal and interest payable annually in equal installments.  In addition, within one hundred twenty (120) days after the determination of the fair market value of the former General Partner’s interest, upon the vote of a majority of the Limited Partners, the Partnership may sell such interest to one or more Persons who may be Affiliates of the remaining General Partner or General Partners and admit such Person or Persons to the Partnership as substitute General Partner or Partners; provided, however, that the purchase price to be paid to the Partnership for the Partnership interest of the former General Partner shall not be less than its fair market value as determined by the procedure described above.  Such substitute General Partner or Partners may pay said purchase price in installments in the manner set forth above.  In the event that such General Partner’s interest is not terminated by the Partnership pursuant to the provisions set forth above, such interest shall convert automatically to a special limited partnership interest having the same interest in the Partnership’s income, losses, distributions and capital as was attributable to such interest as a General Partner.  In either event, any such General Partner who has retired, has been removed or with respect to which an Event of Withdrawal has occurred shall have no further right to participate in the management of the Partnership.

20.5                        Termination of Executory Contracts.  Upon the removal or occurrence of an Event of Withdrawal of a General Partner, all executory contracts between the Partnership and such General Partner or any Affiliate thereof (unless such Affiliate is also an Affiliate of any remaining or new General Partner) may be terminated and canceled by the Partnership without prior notice or penalty.  Such General Partner or any Affiliate thereof (unless such Affiliate is also an Affiliate of a remaining or new General Partner or General Partners) may also terminate and cancel any such executory contract effective upon sixty (60) days prior written notice of such termination and cancellation to the remaining or new General Partner or General Partners, if any, or to the Partnership.

ARTICLE XXI
DISTRIBUTION ON TERMINATION OF PARTNERSHIP

21.1                        Liquidation Distribution.  Upon a dissolution and final termination of the Partnership, the General Partners (or in the event of a General Partner’s removal or termination and, if there is no remaining General Partner, any other Person selected by the Limited Partners) shall take account of the Partnership assets and liabilities, and the assets shall be liquidated as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom, to the extent sufficient therefor, shall be applied and distributed in accordance with Section 9.3 hereof.

21.2                        Time of Liquidation.  A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partners to minimize the losses upon a liquidation.

21.3                        Liquidation Statement.  Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partners, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation.  Upon compliance with the foregoing distribution plan, the Limited Partners shall cease to be such, and the General Partners, as the sole remaining Partners of the Partnership, shall execute, acknowledge and cause to be filed a Certificate of Cancellation of the Partnership.

21.4                        No Liability for Return of Capital.  The General Partners shall not be personally liable for the return of all or any part of the Capital Contributions of the Limited Partners.  Any such return shall be made solely from Partnership assets.

21.5                        No Right of Partition.  The Partners and Assignees shall have no right to receive Partnership Property in kind, nor shall such Partners or Assignees have the right to partition the Partnership Property, whether or not upon the dissolution and termination of the Partnership.

21.6                        Priority; Return of Capital.  Except as provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner either as to the return of Capital Contributions or as to allocations of income and losses or payments of distributions.  Other than upon the dissolution and termination of the Partnership as provided by this Agreement, there has been no time agreed upon when the Capital Contribution of each Limited Partner is to be returned.

21.7                        Escheat of Distributions.  If, upon termination and dissolution of the Partnership, there remains outstanding on the books of the Partnership (after a reasonable period of time determined in the sole discretion of the General Partners) a material amount of distribution checks which have not been negotiated for payment by the Limited Partners, the General Partners may, if deemed to be in the best interest of the Partnership, cause such amounts to be redistributed pro rata to Limited Partners of record on such final distribution date who have previously cashed all of their distribution checks; provided, however, that neither the General Partners nor the Partnership shall be liable for any subsequent claims for payment of such redistributed distributions.  The General Partners are not required to make such a redistribution, in which case such amounts may eventually escheat to the appropriate state.

ARTICLE XXII

GENERAL PROVISIONS

22.1                        Notices.  Except as otherwise provided herein, any notice, payment, distribution or other communication which shall be required to be given to any Partner in connection with the business of the Partnership shall be in writing and any such notice shall become effective and deemed delivered (a) upon personal delivery thereof, including by overnight mail and courier service, or (b) three days after it shall have been mailed by United States mail, first class with postage prepaid; in each case, if to a Limited Partner, addressed to the last address furnished for such purpose by the Limited Partner to whom it is authorized to be given as of the time sent for delivery or as of the time of such mailing; and if to a General Partner or the Partnership, at the principal office of the Partnership, or at such other address as such General Partner may hereafter specify in a notice duly given as provided herein.

22.2                        Survival of Rights.  This Agreement shall be binding upon and inure to benefit of the Partners and their respective heirs, legatees, legal representatives, successors and assigns.

22.3                        Amendment.  Except as specifically provided herein, following the admission of Additional Limited Partners to the Partnership, this Agreement may be amended, modified and changed only after obtaining a Majority Vote of the Limited Partners.  When voting on whether to approve or reject proposed changes to this Agreement, Limited Partners shall be permitted to vote separately on each significant proposed change.

22.4                        Headings.  The captions of the articles and sections of this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

22.5                        Agreement in Counterparts.  This Agreement, or any amendment hereto, may be executed in counterparts each of which shall be deemed an original ~~Agreement~~agreement, and all of which shall constitute one agreement, by each of the Partners hereto on the dates respectively indicated in the acknowledgements of said Partners, notwithstanding that all of the Partners are not signatories to the original or the same counterpart, to be effective as of the day and year first above written.

22.6                        Governing Law.  This Agreement shall be governed and construed according to the laws of the State of Texas governing partnerships; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 22.6.

22.7        ~~Pronouns.~~Number and Gender.  ~~All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.~~Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate.

22.8                        Separability of Provisions.  Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation, or affect those portions, of this Agreement which are valid.

22.9                        No Mandatory Arbitration of Disputes.  Except as may be permitted or required pursuant to Section 20.4 hereof, nothing in this Agreement or the Subscription Agreement to be executed by each Limited Partner shall be deemed to require the mandatory arbitration of disputes between a Limited Partner and the Partnership or any Sponsor.  Nothing contained in this Section 22.9 is intended to apply to preexisting contracts between broker-dealers and Limited Partners.

22.10                 Ownership of Proprietary Property.  Behringer Harvard Advisors II LP retains ownership of and reserves all Intellectual Property Rights in the Proprietary Property.  To the extent that the Partnership has or obtains any claim to any right, title or interest in the Proprietary Property, including without limitation in any suggestions, enhancements or contributions that the Partnership may provide regarding the Proprietary Property, the Partnership hereby assigns and transfers exclusively to Behringer Harvard Advisors II LP all right, title and interest, including without limitation all Intellectual Property Rights, free and clear of any liens, encumbrances or licenses in favor of the Partnership or any other party, in and to the Proprietary Property.  In addition, at Behringer Harvard Advisors II LP’s expense, the Partnership will perform any acts that may be deemed desirable by Behringer Harvard Advisors II LP to evidence more fully the transfer of ownership of right, title and interest in the Proprietary Property to Behringer Harvard Advisors II LP, including but not limited to the execution of any instruments or documents now or hereafter requested by Behringer Harvard Advisors II LP to perfect, defend or confirm the assignment described herein, in a form determined by Behringer Harvard Advisors II LP.

IN WITNESS WHEREOF, the undersigned hereby execute this Second Amended and Restated Agreement of Limited Partnership of Behringer Harvard Short-Term Opportunity Fund I LP under seal as of the date and year first above written.

GENERAL PARTNERS:

ATTEST:	BEHRINGER HARVARD ADVISORS II LP
A Texas limited partnership

	By:	Harvard Property Trust, LLC
By:		Its General Partner
Name:
Title:
By:
Robert M. Behringer
~~President~~Chief Executive Officer of Harvard Property Trust, LLC

ROBERT M. BEHRINGER

LIMITED PARTNERS:

By:
Robert M. Behringer, as attorney-in-fact of Behringer Harvard Short-Term Opportunity Fund I LP pursuant to Section 19.1 (~~a~~b)(~~iv) and (vii~~ii) of the ~~Partnership~~ Agreement

APPENDIX A

FORM OF LEASE

See Attached.

NOTE: THIS FORM OF LEASE IS A PROPOSED ADDITION TO THE LIMITED PARTNERSHIP AGREEMENT, ALTHOUGH, FOR EASIER LEGIBILITY, IT IS NOT MARKED AS A PROPOSED CHANGE.

A

(“LANDLORD”)

OFFICE LEASE

SUITE #ZZZ

[BUILDING]

[BUILDING’S ADDRESS]

LIST OF EXHIBITS

INDEX OF DEFINED TERMS

ADA	12
Additional Rent	5
Additional Services	9
Affiliate	15
Alterations	11
Amortization Rate	6
Architect	F-1
Base Building	3
Base Rent	1
Base Year	1
Billing Addresses	2
Building	1
Building Standard	4
Building Structure	3
Business Hours	2
Claims	14
Commencement Date	4
Common Area	3
Comparison Year	5
Construction Allowance	2, F-1
Construction Costs	F-1
Cost-Saving Expenses	5
Default Rate	18
Design Problem	12
Electrical Costs	7
Encumbrance	16
Estimated Additional Rent	7
Execution Date	1
Executive Order	9
Expenses	5
Expiration Date	4
Final Plans	F-1
Force Majeure	18
Government Mandated Expenses	5
Guaranteed Obligations	G-3
Guarantor	1, G-3
Guaranty	G-3
Hazardous Materials	8
Holdover	4
Holidays	2
HVAC	9
Interruption Estimate	13
Land	2
Landlord	1
Landlord Default	18
Landlord’s Costs	19
Late Charge	7
Lease	1
Leasehold Improvements	3
Liability Limit	2
Mechanical Systems	3
Month	4
NBRLT	4
Notice Addresses	2
OFAC	8
Parking Exhibit	D-1
Parking Facilities	D-1
Preliminary Plans	F-1
Preliminary Plans Delivery Deadline	F-1
Premises	1
Project	2
Proposed Termination Date	19
PSF Parking Ratio	D-1
Rent	7
Repair Estimate	13
RSF	1
Scheduled Commencement Date	1
Scheduled Term	1
Security Deposit	2
Spaces	D-1
Standard Services	9
Successor Landlord	16
Taking	15
Taxes	5
Telecommunication Services	10
Tenant	1
Tenant Default	17
Tenant Improvements	F-1
Tenant’s Parking Spaces	2, D-1
Tenant’s Personal Property	4
Tenant’s Share	1
Tenant’s Wiring	10
Term	4
Termination Notice	19

Termination Option	19
Use	1
Well-Being Expenses	5

OFFICE LEASE

Landlord and Tenant enter into this Office Lease (“Lease”) as of the Execution Date on the following terms, covenants, conditions and provisions:

1.                                      BASIC LEASE PROVISIONS

1.1	Basic Lease Definitions. In this Lease, the following defined terms have the meanings indicated.

(a)	Execution Date:	[Factual information to be inserted].

(b)	Landlord:	, a . [Factual information to be inserted]

(c)	Tenant:	{ENTITY}, a {state} {entity type}. [Factual information to be inserted]

(d)	Building:	[BUILDING] [BUILDING’S ADDRESS] deemed to contain: rentable square feet (“RSF”).. [Factual information to be inserted]

(e)	Premises:	Suite (outlined on EXHIBIT A) of the Building located on the floor of the Building and deemed to contain: RSF. [Factual information to be inserted]
(f)	Use:	General office use.

(g)	Scheduled Term:	months. [To be completed by Tenant]

(h)	Scheduled Commencement Date:	, 200 . [Factual information to be inserted]

(i)	Base Rent:	The following amounts payable in accordance with Article 4:

	Annual Base Rent Rate per RSF	Annual Base Rent	Monthly Base Rent
[Annual Base Rent to be determined by valuation procedure set forth on Exhibit H]

(j)	Guarantor

[Factual information to be inserted], it being agreed that concurrently with Tenant’s execution of this Lease, Tenant shall cause Guarantor to execute and deliver to Landlord a Guaranty in the form of Exhibit G attached hereto. [Note: if Tenant is a subsidiary of Behringer Harvard Holdings, LLC (“BHH”), then BHH shall be the guarantor. If Tenant is a subsidiary of an investment program sponsored by BHH, the guarantor shall be the investment program.]

(k)	Tenant’s Share:	The ratio of the number of RSF in the Premises to the number of RSF in the Building.

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(l)	Base Year:	The calendar year in which this Lease is executed.

(m)	Security Deposit:	An amount equal to Base Rent for the first month that Base Rent is due and not discounted, excused or free.

(n)	Notice Address: [Factual information to be inserted]	For each party, the following address(es):

To Landlord	To Tenant
Before the Commencement Date:
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attn: Asset Manager
Facsimile: (214) 655-1610
Attn:
with a copy to:
After the Commencement Date:
Property Manager
[insert name, address and fax no.]

with a copy of notices of Default to:
Attn:
Behringer Harvard Funds
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attn: Chief Legal Officer

(o)	Billing Address: [Factual information to be inserted]	For each party, the following address:

For Landlord	For Tenant
Behringer Harvard	{insert address}
Attn:

(p)	Tenant’s Parking Spaces:	See EXHIBIT D.

(q)	Liability Limit:	$1,000,000 for any one accident or occurrence. See §9.1.

(r)	Construction Allowance:	$ . See EXHIBIT F. [To be completed by Tenant]

(s)	Business Hours:

From 7:00 a.m. to 7: 00 p.m. on Monday through Friday and from 7:00 a.m. to 12:00 noon on Saturday, excepting: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and other legal holidays commonly observed in similar class office buildings in the locale of the Building (“Holidays”).

2.                                      PROJECT

2.1          Project. The Land and all improvements thereon, including the Building and Premises (as defined in §1 and below), and the Common Areas (as defined below) are collectively referred to as the “Project.”

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2.2          Land. “Land” means the real property described on EXHIBIT B attached hereto, whether Landlord’s interest in the Land is in fee or is a leasehold. The Land is subject to expansion or reduction after the Execution Date.

2.3          Base Building. “Base Building” means Building Structure and Mechanical Systems, collectively, defined as follows:

(a)           Building Structure. “Building Structure” means the foundations, floor/ceiling slabs, roofs, exterior walls, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, stairwells, elevators, Building mechanical, electrical and telephone closets, Common Areas, public areas, and any other structural components in the Building. The Building Structure excludes the Leasehold Improvements (and similar improvements to other premises) and the Mechanical Systems.

(b)                                 Mechanical Systems. “Mechanical Systems” means, without limitation, the mechanical, electronic, physical or informational systems generally serving the Building or Common Areas, including the sprinkler, plumbing, heating, ventilating, air conditioning, lighting, communications, security, drainage, sewage, waste disposal, vertical transportation, and fire/life safety systems.

2.4          Common Areas. Tenant will have a non-exclusive right to use the Common Areas subject to the terms of this Lease. “Common Areas” means those interior and exterior common and public areas on the Land and in the Building (and appurtenant easements) from time-to-time designated by Landlord for the non-exclusive use by Tenant in common with Landlord, other tenants and occupants, and their employees, agents and invitees, including any parking facilities on the Land or otherwise serving the Building that are owned or leased by Landlord.

2.5          Premises. Landlord leases to Tenant the Premises subject to the terms of this Lease. Except as provided elsewhere in this Lease, by taking possession of the Premises Tenant accepts the Premises in its “as is” condition and with all faults, and the Premises is deemed to be in good order, condition, and repair. Landlord does not make and Tenant does not rely upon any representation or warranty of any kind, express or implied, with respect to the condition of the Premises (including habitability or fitness for any particular purpose of the Premises). TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY AND FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE. The Premises includes the Leasehold Improvements and excludes certain areas, facilities and systems, as follows:

(a)                                  Leasehold Improvements. “Leasehold Improvements” means all non-structural improvements in the Premises or exclusively serving the Premises, and any structural improvements to the Building made to accommodate Tenant’s particular use of the Premises. The Leasehold Improvements may exist in the Premises as of the Execution Date, or be installed by Landlord or Tenant under this Lease at the cost of either party. The Leasehold Improvements include: (1) interior walls and partitions (including those surrounding structural columns entirely or partly within the Premises); (2) the interior one-half of walls that separate the Premises from adjacent areas designated for leasing; (3) the interior drywall on exterior structural walls, and walls that separate the Premises from the Common Areas; (4) stairways and stairwells connecting parts of the Premises on different floors, except those required for emergency exiting; (5) the frames, casements, doors, windows and openings installed in or on the improvements described in (1-4), or that provide entry/exit to/from the Premises; (6) all hardware, fixtures, cabinetry, railings, paneling, woodwork and finishes in the Premises or that are installed in or on the improvements described in (1-5); (7) if any part of the Premises is on the ground floor, the ground floor exterior windows (including mullions, frames and glass); (8) integrated ceiling systems (including grid, panels and lighting); (9) carpeting and other floor finishes; (10) kitchen, rest room, lavatory or other similar facilities that exclusively serve the Premises (including plumbing fixtures, toilets, sinks and built-in appliances); (11) if any part of the Premises encompasses an entire floor of the Building, the elevator lobby, corridors and restrooms located on such floor; and (12) the sprinkler, plumbing, heating, ventilating, air conditioning, lighting, communications, security, drainage, sewage, waste disposal, vertical transportation, fire/life safety, and other mechanical, electronic, physical or informational systems that exclusively serve the Premises.

(b)                                 Exclusions from the Premises. The Premises does not include: (1) the roof of the Building and any areas above the finished ceiling or integrated ceiling systems, or below the finished floor coverings that are not part of the Leasehold Improvements, (2) janitor’s closets, (3) stairways and stairwells to be used for emergency exiting or as Common Areas, (4) rooms for Mechanical Systems or connection

3

of telecommunications equipment, (5) vertical transportation shafts, (6) vertical or horizontal shafts, risers, chases, flues or ducts, (7) elevator banks, and (8) any easements or rights to natural light, air or view.

2.6          Building Standard. “Building Standard” means the minimum or exclusive type, brand, quality or quantity of materials Landlord designates for use in the Building from time to time.

2.7          Tenant’s Personal Property. “Tenant’s Personal Property” means those trade fixtures, furnishings, equipment, work product, inventory, stock-in-trade and other personal property of Tenant that are not permanently affixed to the Project in a way that they become a part of the Project and will not, if removed, impair the value of the Leasehold Improvements that Tenant is required to deliver to Landlord at the end of the Term under §3.3.

3.                                      TERM

3.1          Term. “Term” means the period that begins on the Commencement Date and ends on the Expiration Date, subject to renewal, extension or earlier termination as may be further provided in this Lease or otherwise agreed to by Landlord and Tenant in writing. “Month” means a full calendar month of the Term.

(a)                                  Commencement Date. “Commencement Date” means the date that is the earlier of:

(1)                                  The day that Tenant first conducts business in any part of the Premises; or

(2)                                  The Scheduled Commencement Date.

(b)                                 Expiration Date. “Expiration Date” means the date that is the last day of the Scheduled Term (plus that many additional days required for the Expiration Date to be the last day of a Month) after the Scheduled Commencement Date.

(c)                                  Early Occupancy. Tenant may not enter the Premises for any purpose until Landlord tenders the Premises to Tenant. Without permitting such occupancy, and in addition to all other rights, and remedies hereunder, or at law or in equity, if Tenant conducts business in any part of the Premises before the Scheduled Commencement Date, Base Rent and Additional Rent for that period will be paid by Tenant at the rate for the first Month that Base Rent and Additional Rent are due and not discounted, excused or free and Tenant shall otherwise comply with all terms and conditions of this Lease. During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with and be subject to all terms and provisions of this Lease, except those provisions requiring the payment of Base Rent.

(d)                                 Confirmation of Term. Landlord shall notify Tenant of the Commencement Date (as well as the amount of Base Rent) using a Notice of Base Rent and Lease Term (“NBRLT”) in the form attached to this Lease as EXHIBIT E. Tenant shall execute and deliver to Landlord the NBRLT within ten (10) business days after its receipt, but Tenant’s failure to do so will not reduce Tenant’s obligations or Landlord’s rights under this Lease.

3.2          Holdover. If Tenant keeps possession of the Premises after the end of the Term (a “Holdover”) without Landlord’s prior written consent (which may be withheld in its sole and absolute discretion), then in addition to the remedies available elsewhere under this Lease or by applicable law, Tenant will be a tenant at sufferance and must comply with all of Tenant’s obligations under this Lease, except that during the Holdover Tenant will pay one hundred fifty percent (150%) of the monthly Base Rent and Additional Rent last payable under this Lease, without prorating for any partial month of Holdover. Tenant shall indemnify and defend Landlord from and against all claims and damages, both consequential and direct, that Landlord suffers due to Tenant’s failure to return possession of the Premises to Landlord at the end of the Term. Except as provided herein, Landlord’s deposit of Tenant’s Holdover payment will not constitute Landlord’s consent to a Holdover, or create or renew any tenancy.

3.3          Condition on Expiration. By the end of the Term, Tenant will return possession of the Premises to Landlord vacant, free of Tenant’s Personal Property, in broom-clean condition, and with all Leasehold Improvements in good working order and repair (excepting ordinary wear and tear), except that Tenant will remove Tenant’s Wiring and those Leasehold Improvements and Alterations (as such terms are defined herein) that, when approved by Landlord, were required to be removed at the end of the Term. If Tenant fails to return possession of the Premises to Landlord in this condition, Tenant shall reimburse Landlord for the costs, including Landlord’s standard administration fee, incurred

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to put the Premises in the condition required under this §3.3. Tenant’s Personal Property left behind in the Premises after the end of the Term will be considered abandoned and Landlord may move, store, retain or dispose of these items at Tenant’s cost, including Landlord’s standard administration fee.

4.                                      RENT

4.1          Base Rent. Tenant shall prepay one (1) Month’s installment of Base Rent by the Execution Date, to be applied against Base Rent first due under this Lease. During the Term, Tenant shall pay all other Base Rent in advance, in monthly installments, on the first (1st) day of each Month. Base Rent for any partial Month will be prorated.

4.2          Additional Rent. Tenant’s obligation to pay Taxes and Expenses under this §4.2 is referred to in this Lease as “Additional Rent”.

(a)                                  Taxes. For each calendar year after the Base Year (each, a “Comparison Year”), Tenant shall pay, in the manner described below, Tenant’s Share of the amount that Taxes for the Comparison Year exceed Taxes for the Base Year. “Taxes” means the total costs incurred by Landlord for: (1) real and personal property taxes and assessments (including ad valorem and general or special assessments) levied on the Project and Landlord’s personal property used in connection with the Project; (2) margin taxes and taxes on rents or other income derived from the Project; (3) capital and place-of-business taxes; (4) taxes, assessments or fees in lieu of the taxes described in (1-3); and (5) the reasonable costs incurred to reduce the taxes described in (1-4). Taxes excludes federal income taxes and taxes paid under §4.3.

(b)                                 Expenses. For each Comparison Year, Tenant shall pay in the manner described below the Tenant’s Share of the amount that Expenses for the Comparison Year exceed Expenses for the Base Year. “Expenses” means the total costs incurred by Landlord to operate, manage, administer, equip, secure, protect, repair, replace, refurbish, clean, maintain, decorate and inspect the Project, including a market fee to manage the Project of not less than three percent (3%) of the gross revenue of the Project. Expenses that vary with occupancy will be calculated as if the Building is one hundred percent (100%) occupied and operating and all such services are provided to all tenants.

(1)                                  Expenses include, without limitation:

(A)                              Standard Services provided under §6.1, except for Electrical Costs (as defined in §4.2(f) below);

(B)                                Repairs and maintenance performed under §7.2;

(C)                                Insurance maintained under §9.2 (including deductibles paid);

(D)                               Wages, salaries and benefits of personnel at or below the level of the Building’s manager, to the extent they render services to the Project;

(E)                                 Costs of operating the Project management office (including reasonable rent); and

(F)                                 Amortization installments of costs required to be capitalized and incurred to:

(i)            Comply with laws, but only to the extent such compliance relates to laws which are amended, become effective, or are interpreted or enforced differently after the date of this Lease (“Government Mandated Expenses”);

(ii)           Reduce other Expenses or the rate of increase in other Expenses (“Cost-Saving Expenses”); or

(iii)          Improve or maintain the safety, health or access of Project occupants, and otherwise maintain the quality, appearance, or integrity of the Project (“Well-Being Expenses”).

(2)                                  Expenses exclude:

(A)                              Taxes;

(B)                                Mortgage payments (principal and interest), ground lease rent, and costs of

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financing or refinancing the Building;

(C)           Commissions, advertising costs, attorney’s fees and costs of improvements in connection with leasing space in the Building;

(D)          Costs reimbursed by insurance proceeds, warranties or guarantees, or by tenants of the Building (other than as Additional Rent) or any other third party;

(E)           Depreciation;

(F)           Except for the costs identified in §4.2(b)(1)(F), costs required to be capitalized according to sound real estate accounting and management principles, consistently applied;

(G)           Collection costs and legal fees paid in disputes with tenants;

(H)          Costs to maintain and operate the entity that is Landlord (as opposed to operation and maintenance of the Project);

(I)            In the Base Year only, installments of costs amortized under subsection (c) of this §4.2;

(J)            Costs of operating the parking facilities;

(K)          Costs of performing additional services to or for tenants to any extent that such services exceed those provided by Landlord to Tenant without charge hereunder;

(L)           Electrical Costs (see §4.2(f) below).

(M)         Amounts payable by Landlord for damages or which constitute a fine, interest, or penalty, including interest or penalties for any late payments of operating costs;

(N)          Costs representing an amount paid for services or materials to an affiliate of Landlord to any extent such amount exceeds the amount that would be paid for such services or materials at the then existing market rates to a person or entity that is not an affiliate of Landlord;

(O)          Bad debt loss, rent loss, or reserves for bad debts or rent loss; and

(P)           Governmental charges, impositions, penalties or any other costs incurred by Landlord in order to clean-up, remediate, remove or abate any Hazardous Materials if such Hazardous Materials were installed or deposited in or on the Property in violation of then applicable law by Landlord, any tenant of the Building, any party expressly permitted by Landlord or any such tenant to install or deposit such Hazardous Materials in the Building.

(c)                                  Amortization and Accounting Principles.

(1)           Each item of Government Mandated Expenses and Well-Being Expenses will be fully amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over the number of years, not to exceed ten (10), that Landlord projects the item of Expenses will be productive for its intended use, without replacement, but properly repaired and maintained.

(2)           Each item of Cost-Saving Expenses will be fully amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over the number of years that Landlord reasonably estimates for the present value of the projected savings in Expenses (discounted at the Amortization Rate) to equal the cost.

(3)           Any item of Expenses of significant cost that is not required to be capitalized but is unexpected or does not typically recur may, in Landlord’s discretion, be amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over a number of years determined by Landlord.

(4)           “Amortization Rate” means the prime rate of Citibank, N.A. (or a comparable financial

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institution selected by Landlord), plus three percent (3%).

(5)           Landlord will otherwise use sound real estate accounting and management principles, consistently applied, to determine Additional Rent.

(d)           Estimates and Payments. Each calendar year, Landlord will reasonably estimate and advise Tenant in writing of Additional Rent that may be payable with respect to such calendar year. Tenant will pay the estimated Additional Rent in advance, in monthly installments, on the first day of each month, until the estimate is revised by Landlord. Landlord may reasonably revise its estimate during a calendar year and the monthly installments after the revision will be paid based on the revised estimate. The aggregate estimates of Additional Rent paid by Tenant in a calendar year is the “Estimated Additional Rent.” Without limiting Landlord’s other rights hereunder and at law, Additional Rent not paid when due shall be subject to the Late Charge set forth in §4.5 below.

(e)           Settlement. As soon as practical after the end of each calendar year that Additional Rent is payable, Landlord will give Tenant a statement of the actual Additional Rent for the calendar year. The statement of the actual Additional Rent is conclusive, binds Tenant, and Tenant waives all rights to contest the statement, except for items of Additional Rent to which Tenant objects by notice to Landlord given within ninety (90) days after receipt of Landlord’s statement; however, Tenant’s objection will not relieve Tenant from its obligation to pay Additional Rent pending resolution of any objection. If the actual Additional Rent exceeds the Estimated Additional Rent for the calendar year, then Tenant shall pay the underpayment to Landlord in a lump sum as Rent within thirty (30) days after receipt of Landlord’s statement of Additional Rent. If the Estimated Additional Rent exceeds the actual Additional Rent for the calendar year, then Landlord shall credit the overpayment against Rent next due. However, if the Term ends during a calendar year, then Landlord may, in Landlord’s sole and absolute discretion, elect either of the following: (1) to forego the settlement of Additional Rent for the final calendar year that is otherwise required and accept the Estimated Additional Rent payable in the final calendar year in satisfaction of Tenant’s obligations to pay Additional Rent for the final calendar year, or (2) to have Landlord’s and Tenant’s obligations under this §4.2(e) survive the end of the Term.

(f)            Electrical Costs. In addition to Expenses, and as a separate obligation, Tenant shall pay to Landlord, as Additional Rent, Tenant’s Share of the following electrical costs (the “Electrical Costs”) incurred by Landlord which are directly attributable or reasonably allocable to the Project: (1) actual grossed up costs of electrical services used in the operation, maintenance and use of the Project; (2) sales, use, excise and other taxes assessed by governmental authorities on electrical services supplied to the Project; and (3) other costs of providing electrical services to the Project. Tenant shall, with each monthly payment of Base Rent, pay Landlord’s estimate of Tenant’s Share of Electrical Costs. Payment of Electrical Costs by Tenant shall be subject to the provisions of Sections §4.2(d) and (e), above.

4.3          Other Taxes. Upon demand, Tenant will reimburse Landlord for taxes paid by Landlord on (a) Tenant’s Personal Property, (b) Rent, (c) Tenant’s occupancy of the Premises, or (d) this Lease. If Tenant cannot lawfully reimburse Landlord for these taxes, then to the extent not prohibited by applicable law, the Base Rent will be increased to yield to Landlord the same amount after these taxes were imposed as Landlord would have received before these taxes were imposed.

4.4          Terms of Payment. “Rent” means all amounts payable by Tenant under this Lease and the Exhibits, including without limitation Base Rent, Additional Rent, and charges for any Additional Services (as defined in §6.2). If a time for payment of an item of Rent is not specified in this Lease, then Tenant will pay such item of Rent within thirty (30) days after receipt of Landlord’s statement or invoice. Unless otherwise provided in this Lease, Tenant shall pay Rent without notice, demand, deduction, abatement or setoff, in lawful U.S. currency, at Landlord’s Billing Address. Neither Landlord’s failure to send an invoice nor Tenant’s failure to receive an invoice for Base Rent (and installments of Estimated Additional Rent) will relieve Tenant of its obligation to timely pay Base Rent (and installments of Estimated Additional Rent). Each partial payment by Tenant shall be deemed a payment on account; and, no endorsement or statement on any check or any accompanying letter shall constitute an accord and satisfaction, or affect Landlord’s right to collect the full amount due. No payment by Tenant to Landlord will be deemed to extend the Term or render any notice, pending suit or judgment ineffective. By notice to the other, each party may change its Billing Address.

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4.5          Late Payment. If Landlord does not receive any item of Rent when due, including without limitation Base Rent, Additional Rent, and charges for any Additional Services, then Tenant shall pay Landlord a “Late Charge” of five percent (5%) of the overdue amount. Tenant agrees that the Late Charge is not a penalty, and will compensate Landlord for costs not contemplated under this Lease that are impracticable or extremely difficult to fix. Landlord’s acceptance of a Late Charge does not waive any Tenant default arising from such late payment.

4.6          Waiver of Tenant Rights and Benefits Under Section 93.012, Texas Property Code. The provisions of this Section 4.6 shall be applicable if the Building is located in the State of Texas. Landlord and Tenant are knowledgeable and experienced in commercial leasing transactions and agree that the provisions of this Lease for determining all charges, amounts, and Additional Rent payable by Tenant (including, without limitation, payments under this §4.6), are commercially reasonable and valid even though such methods may not state a precise mathematical formula for determining such charges. Accordingly, Tenant voluntarily and knowingly waives all rights and benefits of a tenant under Section 93.012, Texas Property Code, as such section now exists or as may be hereafter amended or succeeded. Nothing contained in this waiver however is intended to limit or impair, except as otherwise expressly set forth in this Lease to the contrary, any other remedy available to Tenant under the Lease or law or in equity (other than Section 93.012, Texas Property Code). In addition, nothing in this §4.6 shall constitute a waiver of Tenant’s right to dispute and/or initiate a claim disputing Landlord’s methods of calculating or determining Expenses and/or Landlord’s calculation or determination of Additional Rent.

5.             USE & OCCUPANCY

5.1          Use. Tenant shall use and occupy the Premises only for the Use. Landlord does not represent or warrant that the Project is suitable for the conduct of Tenant’s particular business.

5.2          Compliance with Laws and Directives.

(a)           Tenant’s Compliance. Subject to the remaining terms of this Lease, Tenant shall comply at Tenant’s expense with all directives of Landlord’s insurers or laws concerning:

(1)           The Leasehold Improvements and Alterations,

(2)           Tenant’s use or occupancy of the Premises,

(3)           Tenant’s employer/employee obligations,

(4)           A condition created by Tenant,

(5)           Tenant’s or its invitees’ failure to comply with this Lease,

(6)           The negligence of Tenant, its agents, contractors, employees, servants, invitees, vendors, licensees or Tenant’s Affiliates, or

(7)           Any chemical wastes, contaminants, pollutants or substances that are hazardous, toxic, infectious, flammable or dangerous, or regulated by any local, state or federal statute, rule, regulation or ordinance for the protection of health or the environment (“Hazardous Materials”) that are introduced to the Project, handled or disposed by Tenant or its Affiliates, or any of their contractors.

(b)           Landlord’s Compliance. Subject to the remaining terms of this Lease, Landlord shall comply at Landlord’s cost with all directives of Landlord’s insurers or laws concerning the Project other than those that are Tenant’s obligation under §5.2(a). The costs of compliance under this subsection (b) will be included in Expenses to the extent allowed under §4.2.

5.3          Occupancy. Tenant shall not interfere with Building services or other tenants’ rights to quietly enjoy their respective premises or the Common Areas. Tenant shall not make or continue any nuisance, including any objectionable odor, noise, fire hazard, vibration, or wireless or electromagnetic transmission. Tenant will not maintain any Leasehold Improvements or use the Premises in a way that increases the cost of insurance required under §9.2, or requires insurance in addition to the coverage required under §9.2.

5.4          Prohibited Persons and Transactions. Tenant represents and warrants to Landlord that (a) Tenant is currently in compliance with and shall at all times during the Scheduled Term (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control (the “OFAC”) of the Department of the

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Treasury (including those named on the OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order No. 13224 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (the “Executive Order”)), or other governmental action relating thereto; and (b) Tenant is not, and will not be, a person with whom Landlord is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act), H.R. 3152, Public Law 107-56 and the Executive Order and regulations promulgated thereunder and including persons and entities named on the OFAC Specially Designated Nations and Blocked Persons List.

6.             SERVICES & UTILITIES

6.1          Standard Services.

(a)           Standard Services Defined. “Standard Services” means:

(1)           Heating, ventilation and air-conditioning (“HVAC”) during Business Hours as reasonably required to comfortably use and occupy the Premises and interior Common Areas;

(2)           Tempered water from the public utility for use in Common Areas rest rooms;

(3)           Janitorial services to the Premises and interior Common Areas five (5) days a week, except Holidays, to the extent reasonably determined by Landlord;

(4)           Access to the Premises (by at least one (1) passenger elevator if not on the ground floor), subject to Building rules and regulations, Landlord’s security procedures, and events of emergency, fire or other casualties;

(5)           Provision of Building standard bulbs to Tenant (specialty bulbs will be billed to Tenant as set forth in §6.2 below);

(6)           Labor to replace fluorescent tubes and ballasts in Building Standard light fixtures in the Premises; and

(7)           Electricity from Landlord’s selected provider(s) for lighting in the Common Areas and as follows from convenience outlets in the Premises: Building Standard lighting (one 3 amp fixture per each 80 RSF of the Premises), Building Standard HVAC and the operation of customary quantities and types of office equipment (excluding data processing), so long as (A) the connected load does not exceed three (3) watts per RSF of the Premises and .08 kilowatt hour per month per RSF of the Premises, and (B) any item of electrical equipment does not (singly) consume more than 500 watts per hour at rated capacity or require a voltage other than one hundred twenty (120) volts single phase.

(b)           Standard Services Provided. During the Term, Landlord shall provide the Standard Services to Tenant. The cost of the Standard Services shall be included in Expenses. Landlord is not responsible for any inability to provide Standard Services due to either: the concentration of personnel or equipment in the Premises or Tenant’s use of equipment in the Premises that is not customary office equipment, has special cooling requirements, or generates heat.

6.2          Additional Services. “Additional Services” means utilities or services in excess of the Standard Services set forth in §6.1. Tenant shall not use any Additional Services without Landlord’s prior written consent. If Landlord so consents, any such Additional Services shall be subject to the terms and conditions of this §6.2. Tenant agrees to pay for any Additional Services upon receipt of an invoice or statement from Landlord. If Tenant fails to timely pay for any Additional Services, in addition to Landlord’s other remedies under the Lease including application of the Late Charge set forth in §4.5, Landlord may discontinue the Additional Services.

(a)           HVAC. If Tenant requests HVAC service to the Premises during non-Business Hours, Tenant will give Landlord at least 24 hours notice of same, and Tenant will pay as Rent Landlord’s scheduled rate for this service.

(b)           Lighting. Landlord will furnish non-Building Standard lamps, bulbs, ballasts and starters that are part of the Leasehold Improvements for purchase by Tenant at Landlord’s cost, plus Landlord’s standard administration fee. Landlord will install non-Building Standard lighting items at Landlord’s scheduled

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rate for this service.

(c)           Other Utilities and Services. Tenant will pay as Rent the actual cost of utilities or services (other than HVAC and lighting addressed in §6.2(a) and (b)) either used by Tenant or provided at Tenant’s request in excess of that provided as part of the Standard Services, plus Landlord’s standard administration fee. Tenant’s excess consumption may be estimated by Landlord unless either Landlord requires or Tenant elects to install Building Standard meters to measure Tenant’s consumption.

(d)           Additional Systems and Metering. Landlord may require Tenant, at Tenant’s expense, to upgrade or modify existing Mechanical Systems serving the Premises or the Leasehold Improvements to the extent necessary to meet Tenant’s excess requirements (including installation of Building Standard meters to measure the same).

(e)           Scheduled Rates. Landlord reserves the right, in its sole and absolute discretion and with or without notice, to periodically increase or otherwise adjust the rates charged for Additional Services.

6.3          Alternate Electrical Billing. Landlord may elect at any time during the Term after the Base Year, and continuing for the remainder of the Term, to separately meter Tenant’s total consumption of electricity in the Premises, including lighting and convenience outlets. If Landlord so elects, then Landlord shall notify Tenant of such election and in lieu of calculating Tenant’s Share of Electrical Costs as set forth in Section 4.2(f), Tenant’s Share of Electrical Costs shall be equal to the actual cost of the electricity consumed within the Premises (including applicable sales, use, excise and other taxes) plus Tenant’s Share of other costs of providing electrical service to the Project.

6.4          Telecommunications Services. Tenant will contract directly with third party providers and will be solely responsible for paying for all telephone, data transmission, video and other telecommunication services (“Telecommunication Services”) subject to the following:

(a)           Providers. Each Telecommunications Services provider that does not already provide service to the Building shall be subject to Landlord’s reasonable approval. Without liability to Tenant, the license of any Telecommunications Services provider servicing the Building may be terminated by Landlord under the terms of the license, or not renewed upon the expiration of the license.

(b)           Tenant’s Wiring. Landlord may, in its reasonable discretion, designate the location of all wires, cables, fibers, equipment, and connections (“Tenant’s Wiring”) for Tenant’s Telecommunications Services, and restrict and control access to telephone cabinets and rooms. Tenant may not use or access the Base Building, Common Areas or roof for Tenant’s Wiring without Landlord’s prior written consent, which shall not be unreasonably withheld, or for which Landlord may charge a fee determined by Landlord.

(c)           Tenant Sole Beneficiary. This §6.4 is solely for Tenant’s benefit, and no one else shall be considered a third party beneficiary of these provisions.

(d)           Removal of Equipment. Any and all telecommunications equipment and other facilities for telecommunications transmission (including, without limitation, Tenant’s Wiring) installed in the Premises or elsewhere in the Project by or on behalf of Tenant shall be removed prior to the expiration or earlier termination of the Term by Tenant at its sole cost or, at Landlord’s election, by Landlord at Tenant’s sole cost, with the cost thereof to be paid as Additional Rent. Landlord shall have the right, however, upon written notice to Tenant given no later than thirty (30) days prior to the expiration or earlier termination of the Term, to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against Rent, any or all of Tenant’s Wiring and related infrastructure, or select components thereof, whether located in the Premises or elsewhere in the Project.

6.5          Interruption of Services.

(a)           Without breaching this Lease, Landlord may:

(1)           Comply with laws or voluntary government or industry guidelines concerning the services to be provided by Landlord or obtained by Tenant under this Article 6;

(2)           Interrupt, limit or discontinue the services to be provided by Landlord or obtained by Tenant under this Article 6 as may be reasonably required during an emergency or Force Majeure event; or

(3)           If Landlord gives Tenant reasonable prior notice and uses commercially reasonable efforts

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not to disturb Tenant’s use of the Premises for the Use, interrupt, limit or discontinue the services to be provided by Landlord or obtained by Tenant under this Article 6 to repair and maintain the Project under §7.2, or make any improvements or changes to the Project.

(b)           Abatement for Interruption of Standard Services. If all or a part of the Premises is untenantable because of an interruption in a utility service that prevents Landlord from providing any of the Standard Services for more than two (2) consecutive days, then from the third (3rd) consecutive day of interruption until the Standard Services are restored, Landlord shall abate Tenant’s Base Rent and Additional Rent, subject to the following:

(1)           Landlord will only abate Base Rent and Additional Rent to the extent the Premises are untenantable and not actually used by Tenant to conduct business;

(2)           Landlord will only abate Base Rent and Additional Rent if the interruption of Standard Services is within Landlord’s reasonable control to remedy; and

(3)           Landlord will only abate Base Rent and Additional Rent to the extent the interruption in Base Rent and Additional Rent is covered by insurance Landlord must maintain under §9.2.

(c)           No Other Liability. Except as provided under §6.5(b), Landlord will not be liable in any manner for any interruption in services to be provided by Landlord or obtained by Tenant under this Article 6 (including damage to Tenant’s Personal Property, consequential damages, actual or constructive eviction, or abatement of any other item of Rent).

6.6          Recycling. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of the jurisdiction in which the Building is located and of the federal, municipal, and local governments, departments, commissions, agencies and boards having jurisdiction over the Building to the extent that they or this Lease impose on Tenant duties and responsibilities regarding the collection, sorting, separation, and recycling of trash. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this §6.6, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, using counsel reasonably satisfactory to Landlord.

7.             REPAIRS

7.1          Tenant’s Repairs. Except as provided in Articles 10 and 12 hereof, during the Term Tenant shall, at Tenant’s cost, repair and maintain (and replace, as necessary) the Leasehold Improvements and keep the Premises in good order and condition. Tenant shall be responsible for the costs to repair (and replace, as necessary) any portion of the Project damaged by Tenant or Tenant’s agents, contractors, or invitees. Tenant’s work under this §7.1(a) is subject to the prior approval and supervision of Landlord, including, without limitation, Landlord’s approval of all contractors and subcontractors performing the work, (b) must be performed in compliance with laws and Building rules and regulations, and (c) must be performed in a first-class, lien free and workmanlike manner, using materials not less than Building Standard.

7.2          Landlord’s Repairs. Except as provided in Articles 10 and 12 hereof, during the Term Landlord shall, at Landlord’s cost (but included as Expenses to the extent provided in §4.2) repair and maintain (and replace, as necessary) all parts of the Project that are not Tenant’s responsibility to repair and maintain under §7.1 (or any other tenant’s responsibility under their respective lease) and keep the Project in good order and condition according to the standards prevailing for comparable office buildings in the area in which the Building is located. Tenant may not repair or maintain the Project on Landlord’s behalf or offset any Rent for any repair or maintenance of the Project that is undertaken by Tenant.

8.             ALTERATIONS

8.1          Alterations by Tenant. “Alterations” mean any modifications, additions or improvements to the Premises or Leasehold Improvements made by Tenant during the Term, including modifications to the Base Building or Common Areas required by law as a condition of performing the work. Alterations do not include tenant improvements made under any Work Letter attached to this Lease. Alterations are made at Tenant’s sole cost and expense, subject to the following:

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(a)           Consent Required. All Alterations require Landlord’s prior written consent. If a Design Problem (as such term is defined below) exists, Landlord may withhold its consent in Landlord’s sole and absolute discretion; otherwise, Landlord will not unreasonably withhold its consent. In either case, Landlord may condition its consent to any item of Alterations on the requirement that Tenant remove this item of Alterations upon termination of this Lease. “Design Problem” means a condition that results, or will result, from Alterations that are proposed, being performed or have been completed that either:

(1)           Do not comply with laws;

(2)           Do not meet or exceed the Building Standard;

(3)           Exceed the capacity, adversely affects, is incompatible with, or impairs Landlord’s ability to, or increases the cost to Landlord to, maintain, operate, alter, modify or improve the Base Building;

(4)           Affect the exterior appearance of the Building or Common Areas;

(5)           Violate any agreement affecting the Project;

(6)           Cost more to demolish than Building Standard improvements;

(7)           Violate any insurance regulations or standards for a fire-resistive office building; or

(8)           Locate any equipment, Tenant’s Wiring or Tenant’s Personal Property on the roof of the Building, in Common Areas or in telecommunications or electrical closets.

(b)           No Consent Required. Notwithstanding the foregoing, Tenant may make Alterations without obtaining Landlord’s prior written consent and without payment of an Alterations Fee, provided that Tenant gives Landlord reasonable prior written notice of same and further provided that such Alterations (1) are purely cosmetic in nature (including painting, carpeting and the installation of floor covering or wall covering), (2) will not constitute or give rise to a Design Problem, (3) cost less than Fifty Thousand Dollars ($50,000) in any one instance, and (4) do not require a governmental permit of any kind.

(c)           Performance of Alterations. Alterations shall be performed by Tenant in a good and workman-like manner according to plans and specifications approved by Landlord. Approval by Landlord of any such plans and specifications shall not be a representation or warranty of Landlord that such plans and specifications are adequate for any use, purpose, or condition, or that such plans and specifications comply with any applicable law or code. All Alterations shall comply with law and insurance requirements, including, without limitation, the Americans with Disabilities Act of 1990, and any regulations issued thereunder, as the same may be amended from time to time (“ADA”). Landlord’s designated contractors must perform Alterations affecting the Base Building or Mechanical Systems; and, all other work will be performed by qualified contractors that meet Landlord’s insurance requirements and are otherwise approved by Landlord. Promptly after completing any Alterations, Tenant will deliver to Landlord “as-built” CADD plans, proof of payment, a copy of the recorded notice of completion, and all unconditional lien releases.

(d)           Bonding. If requested by Landlord, before commencing Alterations Tenant shall, at Tenant’s cost, obtain bonds, or deposit with Landlord other security acceptable to Landlord for the payment and completion of the Alterations. These bonds or other security shall be in form and amount reasonably acceptable to Landlord.

(e)           Alterations Fee. Tenant shall pay Landlord as Rent five percent (5%) of the total construction costs of the Alterations to cover review of Tenant’s plans and construction coordination by its own employees. In addition, Tenant shall reimburse Landlord for the actual cost that Landlord reasonably incurs to have engineers, architects or other professional consultants review Tenant’s plans and work in progress, or inspect the completed Alterations.

8.2          Alterations by Landlord. Landlord may make any modifications, additions, renovations or improvements to the Project that Landlord deems appropriate, provided Landlord uses commercially reasonable efforts to avoid disrupting Tenant’s business.

8.3          Liens and Disputes. Tenant will keep title to the Land and Building free of any liens concerning the

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Leasehold Improvements, Alterations, or Tenant’s Personal Property, and will take whatever action is required to have any of such liens released and removed of record within fifteen (15) days after the filing thereof (including, as necessary, posting a bond or other deposit). To the extent legally permitted, each contract and subcontract for Alterations will provide that no lien attaches to or may be claimed against the Project other than Tenant’s leasehold interest in the Premises.

9.             INSURANCE

9.1          Tenant’s Insurance.

(a)           Tenant’s Coverage. During the Term, Tenant will provide and keep in force the following coverage:

(1)           Commercial general liability insurance insuring Tenant’s use and occupancy of the Premises and Common Areas, and covering personal and bodily injury, death, and damage to others’ property of not less than the Liability Limit. Each of these policies shall include cross liability and severability of interests clauses, and be written on an occurrence, and not claims-made, basis. Each of these policies shall name Landlord and any other party reasonably designated by Landlord as an additional insured.

(2)           Insurance required by law, including workers’ compensation insurance.

(b)           Insurers and Terms. Each policy required under Section 9.1(a) shall be written with insurance companies licensed to do business in the state in which the Building is located, and be on terms that are acceptable to Landlord.

(c)           Proof of Insurance. Tenant shall provide Landlord with certificates of insurance or other reasonable proof that the coverage required under Section 9.1(a) is in effect. Tenant will provide reasonable proof at least thirty (30) days before any policy expires that the expiring policy will be replaced.

9.2          Landlord’s Insurance.

(a)           Landlord’s Coverage. During the Term, Landlord will keep in force the following coverage:

(1)           Commercial general liability insurance.

(2)           Causes of loss – special form commercial property insurance (including standard extended coverage endorsement perils, leakage from fire protective devices and other water damage) covering the full replacement cost of the Project improvements (excepting the Leasehold Improvements to be insured by Tenant). Each of these policies shall include a provision or endorsement in which the insurer waives its right of subrogation against Tenant.

(3)           Boiler and machinery or equipment breakdown insurance.

(4)           Other insurance that Landlord elects to maintain.

(b)           Terms. Each of the policies required under §9.2(a) will have those limits, deductibles, retentions and other terms that Landlord prudently determines.

10.          DAMAGE OR DESTRUCTION

10.1        Damage and Repair. If the Leasehold Improvements, Premises or Building is damaged by fire or other casualty, then the parties will proceed as follows:

(a)           Landlord’s Estimates. As soon as reasonably practicable under the circumstances including the scope of the casualty, Landlord will assess any damage to the Premises and Building (but not the Leasehold Improvements) and notify Tenant of Landlord’s reasonable estimate of the time required to substantially complete repairs and restoration of the Premises and Building (“Repair Estimate”). Landlord will also estimate the time that the Premises will be untenantable (“Interruption Estimate”). Within thirty (30) days after the later of the issuance of the Repair Estimate, issuance of the Interruption Estimate, or receipt of any denial of coverage or reservation of rights from Landlord’s insurer, each party may terminate the Lease by written notice to the other on the following conditions:

(1)           Landlord may elect to terminate this Lease if either:

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(A)          The damage occurs during the last year of the Term, or

(B)           The Repair Estimate exceeds one hundred eighty (180) days, or

(C)           The repair and restoration is not fully covered by insurance maintained or required to be maintained by Landlord (subject only to those deductibles or retentions Landlord elected to maintain) or Landlord’s insurer denies coverage or reserves its rights on coverage or any mortgagee of the Building requires that insurance proceeds be applied to the indebtedness secured by its mortgage.

(2)           Tenant may elect to terminate this Lease if the Interruption Estimate exceeds one hundred eighty (180) days and Tenant did not cause the damage.

(b)           Repair and Restoration.      If neither party terminates the Lease under §10.1(a), then the Lease shall remain in full force and effect and the parties will proceed as follows:

(1)           Landlord will repair and restore the Premises and/or the Building, as applicable (but not the Leasehold Improvements) to substantially the same condition existing prior to such damage, except for modifications required by law. Landlord will perform such work reasonably promptly, subject to delay for loss adjustment, Tenant Delay and Force Majeure.

(2)           Tenant will repair and restore the Leasehold Improvements reasonably promptly to the condition existing prior to such damage, but not less than then current Building Standard, except for modifications required by law.

(3)           Tenant may not terminate this Lease if the actual time to perform the repairs and restoration exceeds the Repair Estimate, or the actual interruption exceeds the Interruption Estimate.

10.2        Rent Abatement. If Tenant did not cause the damage or destruction under §10.1, and as a result of the damage or destruction the Premises are rendered untenantable for more than five (5) consecutive days, then from the sixth (6th) consecutive day Tenant’s Base Rent and Additional Rent shall be abated to the extent that the Premises are untenantable. Such abatement shall terminate upon Tenant’s occupancy of the restored Premises, but in any event not later than the fifteenth (15th) day after completion of Landlord’s required repairs and restoration of the Premises and that portion of the Building necessary for Tenant’s occupancy of the Premises. Tenant’s sole remedy will be the abatement of Base Rent and Additional Rent provided under this §10.2, and Landlord will not be liable to Tenant for any other amount or remedy, including damages to Tenant’s Personal Property, consequential damages, actual or constructive eviction, termination of this Lease, or abatement of any other item of Rent.

11.          INDEMNITY

11.1        Claims. “Claims” mean any and all liabilities, losses, claims, demands, damages or expenses that are suffered or incurred by a party, including attorneys’ fees reasonably incurred by that party in the defense or enforcement of the rights of that party.

11.2        Tenant’s Indemnity.

(a)           Landlord’s Waivers. LANDLORD WAIVES ANY CLAIMS AGAINST TENANT AND ITS AFFILIATES FOR PERILS INSURED OR REQUIRED TO BE INSURED BY LANDLORD UNDER SUBSECTIONS (2) AND (3) OF §9.2(A), WHICH WAIVER WILL APPLY EVEN IF A CLAIM IS CAUSED IN WHOLE OR IN PART BY THE SOLE NEGLIGENCE, ORDINARY NEGLIGENCE OR STRICT LIABILITY OF TENANT OR ITS AFFILIATES (IT BEING THE EXPRESS INTENT OF LANDLORD AND TENANT TO SHIFT THE RISK OF LIABILITY FOR SUCH CLAIMS TO THE INSURER), EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR ITS AFFILIATES.

(b)           Claims Against Landlord. Unless waived by Landlord under §11.2(a) above, Tenant will indemnify and defend (with counsel reasonably approved by Landlord) Landlord and its Affiliates and hold each of them harmless from and against Claims arising from:

(1)           Any accident or occurrence on or about the Premises, except to the extent caused by the negligence or willful misconduct of Landlord or its Affiliates;

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(2)           Tenant’s or any of its Affiliates’ negligence or willful misconduct or that of their agents, contractors, employees or invitees;

(3)           Tenant’s failure to comply with this Lease; or

(4)           Any claim for commission or other compensation made by a broker claiming to act through or on behalf of Tenant.

11.3        Landlord’s Indemnity.

(a)           Tenant’s Waivers. TENANT WAIVES ANY CLAIMS AGAINST LANDLORD AND ITS AFFILIATES FOR:

(1)           PERIL INSURED OR REQUIRED TO BE INSURED BY TENANT UNDER SUBSECTIONS (2), (3) AND (8) OF §9.1(A), WHICH WAIVER WILL APPLY EVEN IF A CLAIM IS CAUSED IN WHOLE OR IN PART BY THE SOLE NEGLIGENCE, ORDINARY NEGLIGENCE OR STRICT LIABILITY OF LANDLORD OR ITS AFFILIATES (IT BEING THE EXPRESS INTENT OF LANDLORD AND TENANT TO SHIFT THE RISK OF LIABILITY FOR SUCH CLAIMS TO THE INSURER), EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS AFFILIATES, AND

(2)           DAMAGE CAUSED BY ANY PUBLIC UTILITY, PUBLIC WORK, OTHER TENANTS OR OCCUPANTS OF THE PROJECT, OR PERSONS OTHER THAN LANDLORD.

(b)           Claims against Tenant. Unless waived by Tenant under §11.3(a) above, Landlord will indemnify and defend Tenant (with counsel reasonably approved by Tenant) and its Affiliates and hold each of them harmless from and against Claims arising from:

(1)           Landlord’s or any of its Affiliates’ negligence or willful misconduct;

(2)           Landlord’s default of this Lease; or

(3)           Any claim for commission or other compensation made by a broker claiming to act through or on behalf of Landlord.

11.4        Affiliates Defined. “Affiliates” mean, with respect to a party, (a) that party’s partners, members, shareholders and joint venturers, (b) each corporation or other entity that is a parent or subsidiary of that party, (c) each corporation or other entity that is controlled by or under common control of a parent of such party, and (d) the directors, officers, managers, employees and agents of that party and each person or entity described in this §11.4(a) through (c).

11.5        Survival of Waivers and Indemnities. Landlord’s and Tenant’s waivers and indemnities under §11.2 and §11.3 will survive the expiration or early termination of this Lease.

12.          CONDEMNATION

12.1        Taking. “Taking” means the acquiring of all or part of the Project for any public or quasi-public use by exercise of a right of eminent domain or under any other law, or any sale in lieu thereof. If a Taking occurs:

(a)           The Lease will terminate as of the date of a Taking if substantially all of the Premises becomes untenantable for substantially all of the remaining Term because of the Taking.

(b)           If the Lease is not terminated under §12.1(a), Landlord shall restore or alter the Premises after the Taking to be tenantable, unless Landlord reasonably determines that it will be uneconomical to do so, in which case Landlord may terminate the Lease upon sixty (60) days prior written notice to Tenant.

(c)           If the Lease is not terminated under §12.1(a), more than twenty percent (20%) of the Premises is untenantable because of the Taking, Tenant cannot operate Tenant’s business for the Use in the Premises after such Taking, and Landlord is unable to provide Tenant with comparable premises in the Project, then Tenant may terminate the Lease upon sixty (60) days prior written notice to Landlord.

(d)           If the Lease is not terminated under §12.1(a), (b) or (c), the Rent payable by Tenant will be reduced

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for the term of the Taking based upon the rentable area of the Premises made untenantable by the Taking.

12.2        Awards. Landlord is entitled to the entire award for any claim for a Taking of any interest in this Lease or the Project, without deduction or offset for Tenant’s estate or interest; however, Tenant may make a claim for relocation expenses and damages to Tenant’s Personal Property and business to the extent that Tenant’s claim does not reduce Landlord’s award.

13.          TENANT TRANSFERS

13.1        Consent Not Required. Tenant shall have the right to transfer its interest in this Lease or the Premises without Landlord’s prior consent, but with notice to Landlord.

13.2        Effect of Transfers. No transfer releases Tenant from any Lease obligation. If Tenant is in Default of this Lease, Landlord may proceed against Tenant without exhausting any remedies against any transferee and may require (by written notice to any transferee) any transferee to pay transfer rent owed Tenant directly to Landlord (which Landlord will apply against Tenant’s Lease obligations). Termination of this Lease for any reason will not result in a merger. Each sublease will be deemed terminated upon termination of this Lease unless Landlord notifies the subtenant in writing of Landlord’s election to assume any sublease, in which case the subtenant shall attorn to Landlord under the executory terms of the sublease.

14.          LANDLORD TRANSFERS

14.1        Landlord’s Transfer. Landlord’s right to transfer any interest in the Project or this Lease is not limited by this Lease. Upon any such transfer, Tenant will attorn to Landlord’s transferee and Landlord will be released from liability under this Lease, except for any Lease obligations accruing before the transfer that are not assumed by the transferee.

14.2        Subordination. This Lease is, and will at all times be, subject and subordinate to each ground lease, mortgage, deed to secure debt or deed of trust now or later encumbering the Project or any portion thereof, including each renewal, modification, supplement, amendment, consolidation or replacement thereof (each, an “Encumbrance”). Within ten (10) business days of Landlord’s request, Tenant will, without charge, execute, acknowledge and deliver to Landlord (or, at Landlord’s request, the Encumbrance holder) any instrument reasonably necessary to evidence this subordination. If Tenant fails to execute and deliver such instrument within said ten (10) business day period, Tenant hereby authorizes Landlord to execute the same as Tenant’s attorney in fact. Notwithstanding the foregoing, each Encumbrance holder may unilaterally elect to subordinate its Encumbrance to this Lease.

14.3        Attornment. Upon written request of a Successor Landlord (as such term is defined below), Tenant will attorn to any transferee of Landlord’s interest in the Project that succeeds Landlord by reason of a termination, foreclosure or enforcement proceeding of an Encumbrance, or by delivery of a deed in lieu of any foreclosure or proceeding (a “Successor Landlord”). In this event, the Lease will continue in full force and effect as a direct lease between the Successor Landlord and Tenant on all of the terms of this Lease, except that the Successor Landlord shall not be:

(a)           Liable for any obligation of Landlord under this Lease, or be subject to any counterclaim, defense or offset accruing before Successor Landlord succeeds to Landlord’s interest;

(b)           Bound by any modification or amendment of this Lease made without Successor Landlord’s written consent, except for any amendment or modification of this Lease pursuant to Tenant’s strict exercise of an express right or option granted to Tenant under this Lease;

(c)           Bound by any prepayment of more than one month’s Rent;

(d)           Obligated to return any Security Deposit not paid over to Successor Landlord; or

(e)           Obligated to make any improvements to the Premises (or provide an allowance therefor). Upon Successor Landlord’s request, Tenant will, without charge, promptly execute, acknowledge and deliver to Successor Landlord any instrument reasonably necessary required to evidence such attornment.

14.4        Estoppel Certificate. Within ten (10) days after receipt of Landlord’s written request, Tenant (and

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each guarantor of the Lease) will execute, acknowledge and deliver to Landlord a certificate upon which Landlord and each existing or prospective Encumbrance holder may rely confirming the following to the best of Tenant’s knowledge (or any exceptions to the following):

(a)           The Commencement Date and Expiration Date;

(b)           The documents that constitute the Lease, and that the Lease is unmodified and in full force and effect;

(c)           The date through which Base Rent, Additional Rent, and other Rent has been paid;

(d)           That neither Landlord nor Tenant is in Default;

(e)           That Landlord has satisfied all Lease obligations to improve the Premises (or provide Tenant an allowance therefor) and Tenant has accepted the Premises;

(f)            That Tenant solely occupies the Premises; and

(g)           Such other matters concerning this Lease or Tenant’s occupancy that Landlord may reasonably require.

15.          DEFAULT AND REMEDIES

15.1        Default by Tenant.

(a)           Tenant will be in “Default” of this Lease if Tenant either:

(1)           Fails to pay Rent when due, and the failure continues for three (3) days after Landlord notifies Tenant of this failure under §17.2 (Tenant waiving any other notice that may be required by law);

(2)           Fails to perform a non-monetary Lease obligation of Tenant and the failure continues for thirty (30) days after Landlord notifies Tenant of this failure, but:

(A)          In an emergency Landlord may require Tenant to perform this obligation in a reasonable time of less than ten (10) days, or

(B)           If it will reasonably take more than thirty (30) days to perform this obligation, then Tenant will have a reasonable time not exceeding ninety (90) days to perform this obligation, but only if Tenant commences performing this obligation within thirty (30) days after Landlord notifies Tenant of this failure;

(3)           Fails, within thirty (30) days after it occurs, to discharge any attachment or levy on Tenant’s interest in this Lease; or

(4)           Fails, within sixty (60) days after it occurs, to have vacated or dismissed any appointment of a receiver or trustee of Tenant’s assets (or any Lease guarantor’s assets), or any voluntary or involuntary bankruptcy or assignment for the benefit of Tenant’s creditors (or any Lease guarantor’s creditors).

 (b)          If Tenant is in Default, Landlord may, without prejudice to the exercise of any other remedy, exercise any remedy available under law, including those described below:

(1)           Landlord may enter the Premises as reasonably required and cure Tenant’s Default on Tenant’s behalf without releasing Tenant from any Lease obligation, and Tenant shall reimburse Landlord on demand for all costs of such cure, plus Landlord’s standard administration fee.

(2)           Landlord may terminate this Lease upon notice to Tenant (on a date specified in the notice) and recover possession of the Premises from Tenant. At Landlord’s election, either:

(A)          Landlord may recover any Rent unpaid as of the termination date, and Tenant will remain liable for the payment when due of Rent for the remaining Term, less the proceeds that Landlord receives in reletting the Premises, but only after Landlord is reimbursed from these proceeds for the expenses Landlord incurs to recover possession of the Premises and relet the Premises; or

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(B)           Landlord may recover any Rent unpaid as of the termination date, and further recover the present value as of the termination date (calculated using the then current discount rate of the Federal Reserve Bank of New York) of the Rent to be paid for the Term remaining after the termination date (assuming 8% annual increases in Additional Rent) exceeds the proceeds that Landlord receives in reletting the Premises, but only after Landlord is reimbursed from these proceeds for the expenses Landlord incurs to recover possession of the Premises and relet the Premises.

(3)           Landlord may use reasonably necessary force to enter and take possession of all or any part of the Premises, expel Tenant or any other occupant, and remove their personal property, and the entry will not constitute a trespass or terminate the Lease. After regaining possession of the Premises, Landlord may relet the Premises for Tenant’s account, but Landlord will not be responsible or liable if Landlord fails to do so or is unable to collect rent due from any reletting. Tenant will continue to pay Rent due, less a credit for the proceeds that Landlord receives in reletting the Premises, but only after Landlord is reimbursed from these proceeds for the expenses Landlord incurs to recover possession of the Premises and relet the Premises.

(4)           For any amounts owed under (1), (2) or (3), Landlord may recover interest at the greater of the interest rate permitted under law or 10% (“Default Rate”) from the date each amount is due until paid by Tenant.

15.2        Landlord’s Default and Remedies.

(a)           Landlord will be in “Default” of this Lease if Landlord fails to perform any Lease obligation of Landlord and this failure continues for twenty (20) days after Tenant notifies Landlord of such failure, or such longer period of time as is reasonable if more than twenty (20) days is reasonably required to perform this obligation if performance commences within this twenty (20)-day period and is diligently prosecuted to completion.

(b)           If Landlord is in Default, then Tenant may exercise any remedy available under law that is not waived or limited under this Lease, subject to the following:

(1)           Tenant may not terminate this Lease due to any Landlord Default until Tenant notifies each Encumbrance holder and each Encumbrance holder is provided a reasonable opportunity to gain legal possession of the Project and, after gaining possession, cure the Default.

(2)           Landlord’s liability under this Lease is limited to Landlord’s interest in the Building, and if Landlord is comprised of more than one entity, the liability of each entity comprising Landlord shall be several only (not joint) based upon such entity’s proportionate share of ownership in the Building.

(3)           No liability under this Lease is assumed by Landlord’s Affiliates.

(4)           Any liability of Landlord to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under this Lease or any matter relating to the occupancy or use of the Premises and/or the Building shall be limited to Tenant’s actual direct, but not consequential, damages therefore.

15.3        Enforcement Costs. If Landlord or Tenant brings any action against the other to enforce or interpret any provision of this Lease (including any claim in a bankruptcy or an assignment for the benefit of creditors), the prevailing party shall recover from the other reasonable costs and attorneys’ fees incurred in such action.

15.4        WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING ANY MATTER RELATED TO THIS LEASE.

15.5        Force Majeure. If either party shall be delayed in, or prevented from, the performance of any act or service required under this Lease, by reason of strikes, inability to procure materials, failure of power, restrictive governmental laws or regulations, riot, insurrection war, terrorism, or any act of God, or other reasons of a similar or dissimilar nature which are beyond the reasonable control of the party (“Force Majeure”), then the performance of any

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such act or service shall be excused for the period of the resulting delay. Notwithstanding the foregoing, this paragraph shall not be applied so as to excuse or delay (a) payment of any monies from one party to the other, including Rent, or (b) performance of obligations which can be cured by the payment of monies.

15.6        Right of Termination. At any time during the Term, Tenant shall have the option (“Termination Option”) to terminate the entire Lease if Tenant complies with the following requirements:

(a)           No less than two hundred seventy (270) days prior to the date Tenant wishes the termination of the Lease to be effective (“Proposed Termination Date”), Tenant must provide written notice (the “Termination Notice”) to Landlord of Tenant’s exercise of this Termination Option, time being of the essence;

(b)           Upon the date of the Termination Notice and upon the Proposed Termination Date, Tenant must not then be in Default under the Lease;

(c)           Tenant must comply with all provisions of the Lease with respect to the termination of the Lease and surrender of the Premises, including without limitation, the provisions of Section 3.3 of the Lease;

(d)           Tenant shall pay to Landlord in cash, fifty percent (50%) due with the Termination Notice and fifty percent (50%) due fifteen (15) days prior to the Proposed Termination Date, an amount of money equal to the unamortized portion as of the Proposed Termination Date of Landlord’s Costs. “Landlord’s Costs” shall mean the sum of the following amounts: (i) all of Landlord’s costs of Tenant Improvements in conjunction with the Lease, and (ii) all leasing and brokerage commissions paid by Landlord in connection with the Lease. Such unamortized portion of Landlord’s Costs shall be determined using an annual interest rate of eight percent (8%) over the Scheduled Term of the Lease. Landlord will notify Tenant of the amount of the cost recovery payment within ten (10) business days following the delivery of the Termination Notice; and

(e)           Tenant must pay to Landlord in cash, fifty percent (50%) due with the Termination Notice and fifty percent (50%) due fifteen (15) days prior to the Proposed Termination Date, an amount equal to the sum of six (6) months of Base Rent and Additional Rent at the amounts in effect during the month immediately prior to the Proposed Termination Date.

16.          SECURITY DEPOSIT

16.1        Deposit. Tenant will deposit the Security Deposit in cash with Landlord on execution of this Lease. Landlord is not required to either segregate the Security Deposit from any other funds or pay any interest on the Security Deposit. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord’s damages upon a Default. The Security Deposit secures Tenant’s performance of all Lease obligations. Without prejudice to any other remedies, Landlord may apply the Security Deposit against any cost Landlord incurs or damage Landlord suffers because Tenant fails to perform any Lease obligation, including payment of Rent. Upon Landlord’s demand, Tenant shall replenish any Security Deposit applied by Landlord.

16.2        Refund. If Tenant fully and faithfully performs all of its Lease obligations, then Landlord will refund the Security Deposit (or any balance remaining) to Tenant within sixty (60) days after the expiration or early termination of the Term and Tenant’s vacation and surrender of the Premises to Landlord in the condition required by §3.3. If Tenant has assigned this Lease, Landlord may return the Security Deposit to either Tenant or the then current assignee. Landlord’s transfer of the Security Deposit to any transferee of Landlord’s interest in the Building relieves Landlord of its obligations under this section, and Tenant will look solely to Landlord’s transferee for return of the Security Deposit.

17.          MISCELLANEOUS

17.1        Rules and Regulations. Tenant will comply with the Rules and Regulations attached as EXHIBIT C. Landlord may reasonably modify or add to the Rules and Regulations upon notice to Tenant. If the Rules and Regulations conflict with this Lease, the Lease shall govern.

17.2        Notice. Notice to Landlord must be given to Landlord’s Notice Addresses. Notice to Tenant must be given to Tenant’s Notice Addresses. By notice to the other, either party may change its Notice Address. Each notice must be in writing and must be: (a) mailed by first class, United States Mail, postage prepaid, certified, with return receipt

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requested, or (b) hand delivered by local courier or national overnight delivery service (e.g., Federal Express). Notice sent by certified mail, postage prepaid, shall be effective two (2) business days after being deposited in the United States Mail; notices sent by hand delivery or overnight courier shall be effective one (1) business day after being deposited with the courier service.

17.3        Building Name. Tenant shall not use the Building’s name or image for any purpose, other than Tenant’s address. Landlord may change the name of the Building without any obligation or liability to Tenant.

17.4        Entire Agreement. This Lease is deemed integrated and contains all of each party’s representations, waivers and obligations. The parties may only modify or amend this Lease in a writing that is fully executed and delivered by both parties.

17.5        Counterparts. This Lease may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.

17.6        Successors. Unless provided to the contrary elsewhere in this Lease, this Lease binds and inures to the benefit of each party’s heirs, successors and permissible assignees.

17.7        No Waiver. A party’s waiver of a breach of this Lease will not be considered a waiver of any other breach. No custom or practice that develops between the parties will prevent either party from requiring strict performance of the terms of this Lease. No Lease provision or act of a party creates any relationship between the parties other than that of landlord and tenant.

17.8        Independent Covenants. The covenants of this Lease are independent. A court’s declaration that any part of this Lease is invalid, void or illegal will not impair or invalidate the remaining parts of this Lease, which will remain in full force and effect.

17.9        Captions. The use of captions, headings, boldface, italics or underlining is for convenience only, and will not affect the interpretation of this Lease.

17.10      Authority. Individuals signing this Lease on behalf of either party represent and warrant that they are authorized to bind that party.

17.11      Applicable Law/Venue. THIS LEASE IS GOVERNED BY THE LAWS OF STATE OF TEXAS, REGARDLESS OF ITS CONFLICTS PROVISION OR CHOICE OF LAW RULES. IN ANY ACTION BROUGHT UNDER THIS LEASE, TENANT SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS. TO THE EXTENT PERMITTED BY LAW, LANDLORD AND TENANT AGREE THAT VENUE FOR ANY ACTION BROUGHT BY EITHER AGAINST THE OTHER IN CONNECTION WITH THIS LEASE SHALL LIE EXCLUSIVELY IN THE STATE OR FEDERAL COURTS SITTING IN THE COUNTY AND STATE IN WHICH THE BUILDING IS LOCATED.

17.12      Confidentiality. Tenant will not record this Lease or a memorandum of this Lease without Landlord’s prior written consent. Tenant will keep the terms of this Lease confidential and, unless required by law, may not disclose the terms of this Lease to anyone other than Tenant’s Affiliates to the extent necessary to Tenant’s business.

17.13      Reasonableness. Tenant’s sole remedy for any claim against Landlord that Landlord has unreasonably withheld or unreasonably delayed any consent or approval shall be an action for injunctive or declaratory relief.

17.14      Time. Time is of the essence as to all provisions in this Lease in which time is a factor.

17.15      Quiet Enjoyment. So long as Tenant is not in Default, Tenant shall have the right to peacefully and quietly enjoy the Premises for the Term under the terms of this Lease.

17.16      Right to Enter Premises. Landlord may enter the Premises at any reasonable time to inspect the Premises, show the Premises to prospective lenders, purchasers or tenants, or perform Landlord’s duties under this Lease.

17.17      Lender Approval. If a mortgagee of the Building has the right to consent to this Lease and fails to give such consent, Landlord shall have the right, in its sole and absolute discretion, to terminate and cancel this Lease within thirty (30) days following the Execution Date. Such option shall be exercisable by Landlord by written notice to Tenant of such termination, whereupon this Lease shall be deemed cancelled and terminated, and both Landlord and Tenant shall be relieved of any and all liabilities and obligations hereunder.

17.18      Exhibits. The exhibits attached to this Lease are incorporated herein. If any exhibit is inconsistent with

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the terms of this Lease, the provisions of this Lease will govern.

17.19      No Light, Air or View Easement. This lease does not create, nor shall Tenant have, any easement, express or implied, or any other right for light, air or view to or from the Premises. Any reduction or blockage of light, air or view by any structure which may be erected after the Execution Date shall in no way affect this Lease, the obligations of Tenant hereunder or impose any additional liability on Landlord.

17.20      DTPA Waiver. TENANT HEREBY WAIVES ALL ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT’S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER.

17.21      Waiver of Tax Protest. IF THE BUILDING IS LOCATED IN THE STATE OF TEXAS, TENANT HEREBY WAIVES ALL RIGHTS TO PROTEST THE APPRAISED VALUE OF THE PROPERTY OR APPEAL THE SAME AND ALL RIGHTS TO RECEIVE NOTICES OF REAPPRAISALS SET FORTH IN SECTIONS 41.413 AND 42.015 OF THE TEXAS TAX CODE.

[SIGNATURES TO IMMEDIATELY FOLLOW]

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HAVING READ AND INTENDING TO BE BOUND BY THE TERMS AND PROVISIONS THEREOF,
LANDLORD AND TENANT HAVE EXECUTED THIS LEASE AS OF THE DATE.

TENANT:	LANDLORD:

{TENANT ENTITY},	BEHRINGER HARVARD
A	,
A

By:	By:

Print:	Print:

Title:	Title:

Signature Page

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EXHIBIT A – LOCATION OF PREMISES

{BUILDING’S ADDRESS}

Suite #zzz

A-1

EXHIBIT B – THE LAND

B-1

EXHIBIT C – RULES AND REGULATIONS

1.             Landlord’s Entry. Landlord may enter the Premises at all reasonable hours to perform its obligations under this Lease. During the last twelve (12) months of the Term, Landlord may enter the Premises with reasonable prior notice to Tenant to show the Premises to prospective tenants.

2.             Right to Exclude. Landlord may require that Tenant, its Affiliates and guests comply with each reasonable security measure that Landlord may establish as a condition entry to the Premises, Building or Project. These measures may include submitting to a search by persons or devices employed by Landlord, presenting an identification card or pass issued by the government, Landlord, or both, being announced to Tenant and accepted as a visitor by Tenant, and signing a register on entry and exit. Any person who cannot comply with these requirements may be excluded from the Project. If Landlord requires a Building pass issued by Landlord as a condition of entry to the Premises, Building or Project, Landlord will furnish a Building pass to all persons reasonably designated by Tenant in writing. Landlord may exclude or expel from the Project any person who, in Landlord’s reasonable opinion, is intoxicated or under the influence of alcohol or drugs.

3.             Obstructions. Tenant will not cause the Common Areas, or sidewalks or driveways outside the Building to be obstructed. Landlord may, at Tenant’s expense, remove any such obstruction without prior notice to Tenant.

4.             Trash. Tenant will place trash in proper receptacles in the Premises provided by Tenant at Tenant’s cost, or in Building receptacles designated by Landlord. Tenant may not litter in the Common Areas, or sidewalks or driveways outside the Building.

5.             Public Safety. Tenant will not throw anything out of doors, windows or skylights, down passageways or over walls. Tenant will not use any fire exits or stairways in the Building except in case of emergency.

6.             Keys and Locks. Landlord may from time to time install and change locks on entrances to the Project, Building, Common Areas or Premises, and will provide Tenant a number of keys to meet Tenant’s reasonable requirements. Additional keys will be furnished by Landlord at Tenant’s cost. At the end of the Term, Tenant will promptly return to Landlord all keys for the Building and Premises issued by Landlord to Tenant. Unless Tenant obtains Landlord’s prior written consent, Tenant will not add any locks or change existing locks on any door to the Premises, or in or about the Premises. If with Landlord’s consent, Tenant installs any lock incompatible with the Building master locking system, Tenant will: relieve Landlord of each Lease obligation that requires access to each affected area; indemnify Landlord against any Claim resulting from forced entry to each affected area in an emergency; and, at the end of the Term, remove each incompatible lock and replace it with a Building Standard lock at Tenant’s expense.

7.             Aesthetics. Unless Tenant obtains Landlord’s prior written consent (which may be withheld in Landlord’s sole and absolute discretion), Tenant may not:

(a)                                  Attach any awnings, signs, displays or projections to either the outside walls or windows of the Building, or to any part of the Premises visible from outside the Premises;

(b)                                 Hang any non-Building Standard curtains, blinds, shades or screens in any window or door of the Premises;

(c)                                  Coat or sunscreen the interior or exterior of any windows; or

(d)                                 Place any objects on windowsills.

8.             Directories and Signs. Subject to any space limitations, Tenant will be entitled to listing in the Building’s directory in the main lobby, and one (1) Building Standard tenant identification sign (consisting of Tenant’s name and suite number) at the entrance to the Premises. The initial lobby directory listing and Premises sign will be at Landlord’s cost and expense, and any changes to the listing or sign will be made at Tenant’s cost and expense.

9.             HVAC Operation. Tenant will not obstruct the HVAC convectors or diffusers, or adjust or interfere with the HVAC system. Tenant will assist the HVAC system in maintaining comfort in the Premises by drawing shades, blinds and other window coverings in the Premises as may be reasonable required. Tenant may not use any method of

C-1

heating or cooling the Premises other than that supplied by Landlord.

10.          Plumbing. Tenant will use plumbing fixtures only for the purpose for which they are constructed. Tenant will reimburse Landlord for any damage caused by Tenant’s misuse of plumbing fixtures.

11.          Equipment Location. Landlord may specify the location of any of Tenant’s Business machines, mechanical equipment or other property that are unusually heavy, may damage the Building, or may cause vibration, noise or annoyance to other tenants. Tenant will reimburse Landlord for any professional engineering certification or assistance reasonably required to determine the location of these items.

12.          Bicycles. Tenant may not bring bicycles or other vehicles into the Building or Premises. Bicycles and other vehicles may only be parked in areas designated by Landlord.

13.          Animals. Tenant may not bring any birds or animals, excepting seeing-eye/assistance dogs, into the Building or Premises.

14.          Carpet Protection. To protect carpeting in the Premises, Tenant will, at its own expense, install and maintain pads to protect the carpet under all furniture having castors other than carpet castors.

15.          Elevators. Any use of the elevators for purposes other than normal passenger use (such as moving to or from the Building or delivering freight), whether during or after Business Hours, must be scheduled through the office of the Property Manager. Tenant will reimburse Landlord for any extra costs incurred by Landlord in connection with any such non-passenger use of the elevators.

16.          Moving and Deliveries. Moving of Tenant’s Personal Property and deliveries of materials and supplies to the Premises must be made during the times and through the entrances, elevators and corridors reasonably designated by Landlord. Moving and deliveries may not be made through any of the main entrances to the Building without Landlord’s prior permission. Any hand truck or other conveyance used in the Common Areas must be equipped with rubber tires and rubber side guards to prevent damage to the Building and its property. Tenant will promptly reimburse Landlord for the cost of repairing any damage to the Building or its property caused by any person making deliveries to the Premises.

17.          Solicitation. Canvassing, soliciting and peddling in the Building are prohibited and Tenant will cooperate in preventing the same.

18.          Food. Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute food in or around the Project. Except as may be specified in the Lease or on construction drawings for the Premises approved by Landlord, and except for microwave cooking, Tenant will not use the Premises for preparing or dispensing food, or soliciting of orders for sale, serving or distribution of food.

19.          Work Orders. Only authorized representatives of Tenant may request services or work on behalf of Tenant. Tenant may not request that Building employees perform any work outside of their duties assigned by Landlord.

20.          Smoking. Neither Tenant nor its Affiliates shall smoke or permit smoking in any part of the Project in which Landlord, in Landlord’s sole and absolute discretion, prohibits smoking. Landlord may designate the entire Project a no-smoking area, excepting areas in which Landlord, in Landlord’s sole and absolute discretion, permits smoking.

21.          Rules Applied. These Rules and Regulations apply equally to Tenant’s Affiliates and others permitted by Tenant to access, use or occupy the Premises.

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EXHIBIT D – PARKING

This Exhibit D (“Parking Exhibit”) describes and specifies Tenant’s right to use certain parking spaces (“Spaces”) on or in the surface parking areas and any parking garage associated with the Building (“Parking Facilities”). Tenant’s use of the Spaces shall be upon the terms and conditions set forth below.

1.             Definitions. Capitalized terms used in this Parking Exhibit and not defined herein shall have the meanings ascribed to them in the Lease. For purposes of this Exhibit, the term “PSF Parking Ratio” shall mean the ratio of the total number of parking spaces in the Parking Facilities to the total number of rentable square feet in the Building, as same may vary from time to time.

2.             Grant and Rental Fee. Tenant shall be allocated the number of Spaces in the Parking Facilities (“Tenant’s Parking Spaces”) equal to the product obtained by multiplying the number of rentable square feet in the Premises by the PSF Parking Ratio (rounded up to the nearest whole number in the case of a fractional product). It is agreed that if the PSF Parking Ratio changes during the Term, the number of Tenant’s Parking Spaces shall be adjusted accordingly. At Tenant’s election, up to one-half of Tenant’s Parking Spaces shall be reserved spaces for Tenant’s exclusive use, with the remainder of Tenant’s Parking Spaces to be unreserved spaces available on a non-exclusive, first-come first-served basis. Landlord and Tenant shall endeavor in good faith to agree upon the exact location of Tenant’s Parking Spaces consistent with the manner in which Landlord determines the location of Spaces of other tenants in the Building. Provided that Tenant is not in Default under the Lease, during the Term of the Lease Tenant shall be issued permits allowing access to any reserved and unreserved Tenant’s Parking Spaces in the Parking Facilities, to park insured, registered passenger motor vehicles only. Tenant shall pay Landlord’s standard parking fee in effect from time to time for Tenant’s Parking Spaces. Such parking charges shall be due on the first day of each month during the Term and shall constitute Additional Rent due under the Lease.

3.             Tenant’s Failure to Use Spaces. If Tenant fails to utilize all or any of Tenant’s Parking Spaces, Tenant may by written notice to Landlord reduce the number of Tenant’s Parking Spaces, and in such event the amount charged to Tenant for Tenant’s Parking Space shall be reduced accordingly. Landlord shall have no obligation thereafter to increase the number of Tenant’s Parking Spaces.

4.             Risk. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant and its employees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury that might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant’s use of the Spaces pursuant to this Parking Exhibit.

5.             No Bailment. It is further agreed that this Parking Exhibit shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

6.             Rules and Regulations. Tenant’s use of the Parking Facilities and the Spaces shall be subject to any applicable laws and the terms, conditions and regulations promulgated from time to time by Landlord or the manager of the Parking Facilities, as the same may be amended from time to time. Without limiting Landlord’s other rights under the terms of the Lease, at law or in equity, upon the occurrence of any Default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant’s right to utilize Tenant’s Parking Spaces shall thereupon automatically cease. The parking rights granted herein may not be assigned or transferred by Tenant without Landlord’s prior written consent, which consent shall not be unreasonable withheld. Notwithstanding the preceding sentence, however, Tenant may assign its parking rights (in whole or in part) to the following without the consent of Landlord: (a) any employee, agent, consultant or contractor of Tenant; (b) any Affiliate of Tenant (including the employees, agents, consultants or contractors of such Affiliate); and (c) any sublessee of the Premises or assignee of the Lease (including the employees, agents, consultants or contractors of such parties).

7.             Access. Landlord shall be entitled to utilize whatever access device Landlord deems necessary

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(including, but not limited to, the issuance of parking stickers or access cards). In the event Tenant, its agents or employees wrongfully park in any Spaces in the Parking Facilities, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant’s sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts due under this §7 upon five (5) days prior written notice from Landlord, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.

8.             Repairs, Improvements, Damage or Condemnation. If Tenant is unable to use any of Tenant’s Parking Spaces because of repairs or improvements, damage or condemnation to the Parking Facilities or Project, Landlord will not be in default of this Lease, but Tenant’s obligation to pay monthly parking fees for the applicable Tenant’s Parking Spaces will be abated for so long as such Spaces cannot reasonably be used by Tenant. Abatement of applicable monthly parking fees is Tenant’s sole and exclusive remedy if Landlord fails to provide Tenant with use of the any of Tenant’s Parking Spaces.

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EXHIBIT E – NOTICE OF BASE RENT AND LEASE TERM

This NOTICE OF BASE RENT AND LEASE TERM (“NBRLT”) is given by                                                (“Tenant”) to BEHRINGER HARVARD                                       , a                                        (“Landlord”), with respect to that certain Lease dated                                         , (“Lease”), under which Tenant has leased from Landlord certain premises known as Suite        (“Premises”), in the building located at                                                            (“Building”).

In consideration of the mutual covenants and agreements stated in the Lease, and intending that this Agreement may be relied upon by Landlord and any prospective purchaser or present or prospective Encumbrance holder, Tenant certifies and confirms the following:

(a)                                  The amount of Base Rent is $           per RSF in the Premises.

(b)                                 The Commencement Date is                               , 200    .

(c)                                  The Expiration Date is                               , 20        .

Except for those terms expressly defined in this NBRLT, all initially capitalized terms will have the meanings stated for such terms in the Lease.

EXECUTED THIS          DAY OF                                200    .

TENANT

By:

Print:

Title:

LANDLORD

BEHRINGER HARVARD ,
A

By:	HPT Management Services LP,
a Texas limited partnership,
its property manager

By:

Print:

Title:

E-1

EXHIBIT F – WORK LETTER

1.             Definitions. All capitalized terms not defined herein shall have the meanings set forth for such terms in the Lease to which this Exhibit is attached. In addition to other terms defined herein, the following terms shall have the meanings set forth below:

(a)           “Architect” shall mean an architect selected by Tenant and approved by Landlord (such approval not to be unreasonably withheld or delayed).

(b)           “Construction Allowance” shall have the meaning ascribed to such term in the Lease.

(c)           “Construction Costs” shall mean the costs incurred by Tenant in connection with construction of the Tenant Improvements in accordance with the Final Plans, including, without limitation, the costs of labor and materials, construction drawings, permits, demolition, data cabling, related taxes and insurance costs, and Landlord’s construction oversight fee set forth in Section 8, below.

(d)           “Final Plans” shall mean complete sets of plans and specifications, prepared at Tenant’s cost, for the Tenant Improvements, which have been reviewed and signed by Landlord and Tenant and accepted by both as constituting the complete and final Plans for the Tenant Improvements. The Final Plans shall include working drawings identifying the interior layout of the Premises (including complete sets of architectural, structural, mechanical, electrical and plumbing working drawings for any and all improvements to be constructed in the Premises) and shall show the full detailed scope of all work to be performed in the Premises.

(e)           “Tenant Improvements” shall mean the improvements to be constructed within the Premises, as described in the Final Plans.

(f)            “Preliminary Plans” shall mean the space plans for the Tenant Improvements prepared by the Architect.

2.             Preliminary Plans.

(a)           Preparation and Delivery. Within thirty (30) days following the Execution Date (such date is referred to herein as the “Preliminary Plans Delivery Deadline”), Tenant shall deliver to Landlord the Preliminary Plans depicting improvements to be installed in the Premises.

(b)           Approval Process. Landlord shall notify Tenant whether it approves of the submitted Preliminary Plans within a reasonable time following Tenant’s submission thereof. If Landlord disapproves of such Preliminary Plans, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such Preliminary Plans in accordance with Landlord’s objections and submit to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted Preliminary Plans. This process shall be repeated until the Preliminary Plans have been finally approved by Landlord and Tenant.

3.             Final Plans. No later than thirty (30) days following the approval of the Preliminary Plans, Tenant shall submit to Landlord a proposed set of Final Plans for approval by Landlord. Landlord’s approval of such proposed Final plans shall not be unreasonably withheld, conditioned or delayed, provided that (a) the Tenant Improvements, as set forth on such plans, comply with all applicable governmental laws, codes, rules, and regulations, and (b) such plans are sufficiently detailed to allow construction of the Tenant Improvements in a good and workmanlike manner. Landlord shall advise Tenant of Landlord’s approval or disapproval of the proposed Final Plans. If Landlord disapproves any aspect of the proposed Final Plans, Landlord shall so notify Tenant and specify how any such disapproved item may be made acceptable to Landlord. The proposed Final Plans shall then be revised and re-submitted to Landlord and Landlord and Tenant shall agree upon and sign the Final Plans as soon as reasonably practicable. The proposed Final Plans will be deemed to be complete and become the Final Plans upon execution thereof by Landlord and Tenant, and thereupon such

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Final Plans shall be deemed to be a part of this Lease and incorporated into this Lease by reference. Approval by Landlord of the Final Plans shall not be a representation or warranty of Landlord that such plans are adequate for any use, purpose, or condition, or that such plans comply with any applicable law or code, but shall merely be the consent of Landlord to the Final Plans. All changes in the Final Plans must receive the prior written approval of Landlord, and in the event of any such approved change, Tenant shall, upon completion of the Tenant Improvements, furnish Landlord with an accurate, reproducible “as-built” plan of the Tenant Improvements as constructed.

4.             Construction of Tenant Improvements. Upon approval of the Final Plans and selection of a general contractor reasonably acceptable to Landlord, Tenant shall promptly execute a contract with the general contractor which identifies the Final Plans and itemizes the Construction Costs to be paid thereunder. Thereafter, Tenant shall cause the Tenant Improvements to be constructed in a good and workmanlike manner and in compliance with the Final Plans and all applicable governmental laws, rules, regulations and requirements. Landlord shall fully cooperate with Tenant in obtaining all necessary permits, licenses and certificates necessary for the installation of the Tenant Improvements.

5.             Contractors. Construction of the Tenant Improvements shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. All such contractors and subcontractors shall be required to comply with all reasonable rules and regulations established by Landlord. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably request. Certified copies of the policies evidencing such insurance, with paid receipts therefore, must be received by Landlord before the work is commenced. Landlord shall have the right to designate the subcontractor which will be engaged to perform work on the HVAC system serving the Building and any fire control or safety systems in the Building.

6.             Payments by Landlord. Landlord will reimburse Tenant for Construction Costs actually paid by Tenant, up to the amount of the Construction Allowance. Tenant shall have sole responsibility for paying all Construction Costs in excess of the Construction Allowance. As a condition precedent to each disbursement made by Landlord to Tenant (which will be made no more frequently than monthly), each of the following requirements must be satisfied:

(a)           Tenant shall deliver to Landlord receipted bills evidencing that the Construction Costs for which Tenant is requesting reimbursement have been paid by Tenant.

(b)           Tenant shall procure and deliver to Landlord executed releases and waivers of mechanic’s liens from all parties providing labor and materials in connection with the construction of improvements in the Premises.

(c)           Tenant shall deliver to Landlord, if requested by Landlord, a current title search indicating that no mechanic’s or materialmen’s liens have been filed as a result of the construction of improvements in the Premises.

(d)           Tenant shall not be in default under this Lease (including this exhibit), nor shall any event or circumstance exist which with the giving of notice or the passage of time, or both, would constitute a default under this Lease.

(e)           Landlord shall have received from Tenant such other instruments, evidence and certificates as Landlord may reasonably require.

7.             Disbursement Date. The Construction Allowance must be fully disbursed within sixty (60) days following completion of the Tenant Improvements. If there remains any unused portion of the Construction Allowance after payment of all Construction Costs pursuant to this Exhibit, then Tenant may instruct Landlord to apply said unused portion of the Construction Allowance as a credit against Base Rent.

8.             Construction Oversight. Landlord or its Affiliate or agent shall oversee the Tenant Improvements, make disbursements required to be made to Tenant, and coordinate the relationship between the Tenant Improvements, the Building and the Mechanical Systems. In consideration for Landlord’s construction oversight services, Tenant shall pay to Landlord or its designee a construction oversight fee equal to four percent (4%) of the cost of the Tenant Improvements, which fee will be charged against the Construction Allowance.

F-2

EXHIBIT G – FORM OF GUARANTY

This GUARANTY (“Guaranty”) is given by                      (“Guarantor”) to BEHRINGER HARVARD                                 , a                                (“Landlord”), with respect to that certain Lease dated                                           , 200     (“Lease”) by and between Landlord and                                                            (“Tenant”), under which Tenant has leased from Landlord certain premises known as Suite            in the building located at                                             , Texas

To induce Landlord to execute the Lease and for other good and valuable consideration, the receipt and sufficiency of which Guarantor acknowledges, Guarantor promises and agrees as follows:

1.             Guarantor absolutely, unconditionally, and irrevocably guarantees the payment and performance of, and will pay and perform as a primary obligor, all of Tenant’s covenants, obligations, liabilities and duties under the Lease (“Guaranteed Obligations”), as if Guarantor had executed the Lease as Tenant. The Guaranteed Obligations include, without limitation, payment of rent and all other amounts required to be paid by Tenant under the Lease.

2.             The Guaranteed Obligations are independent of Tenant’s obligations under the Lease. Landlord will not be required to enforce any of the Guaranteed Obligations against Tenant or any other person before seeking enforcing the Guaranteed Obligations against Guarantor. Landlord may bring an action against Guarantor (or, if Guarantor is more than one party, against any or all of the parties who constitute Guarantor) to enforce any Guaranteed Obligations without joining Tenant, any other Guarantor, or any other person in this action. Landlord may join Guarantor in any action commenced by Landlord against Tenant to enforce any of the Guaranteed Obligations and Guarantor waives any demand by Landlord or any prior action by Landlord against Tenant.

3.             Landlord is not obligated to apply any Security Deposit, or other deposit or credit against any default or damages under the Lease before bringing any action or pursuing any remedy available to Landlord against Guarantor. Guarantor’s liability under this Guaranty is not affected in any manner by any Security Deposit, or other deposit or credit, or Landlord’s application of any of these amounts against any obligation of Tenant under the Lease.

4.             Guarantor waives notice of any of the following, and the Guaranteed Obligations will remain in full force and effect and will not be affected in any way by either:

(a)           Any forbearance, indulgence, compromise, settlement or variation of terms which may be extended to Tenant by Landlord;

(b)           Any modification, amendment or alteration of the Lease, whether prior or subsequent to Lease execution, including any renewal or extension of the Lease, expansion or contraction of the Premises leased;

(c)           Any subletting of the premises demised under the Lease or any assignment of Tenant’s interest in the Lease;

(d)           Any termination of the Lease to the extent that Tenant remains liable under the Lease after such termination;

(e)           The release by Landlord of any party (other than Guarantor) obligated for the Guaranteed Obligations or Landlord’s acquisition, release, return or misapplication of any other collateral (including limitation, any other guaranties) given now or later as additional security for the Guaranteed Obligations;

(f)            The release or discharge of Tenant in any creditors, receivership, bankruptcy or other proceedings;

(g)           The impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease, resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other statute, or from any court decision;

(h)           The rejection or disaffirmance of the Lease in any proceeding described in (g); or

G-1

(i)                                     Tenant’s death or any disability, or any other defense of Tenant.

5.             Guarantor waives notice of acceptance of this Guaranty and all other notices in connection with this Guaranty or the Guaranteed Obligations, including notices of default by Tenant under the Lease, and waives diligence, presentment and suit by Landlord in the enforcement of any Guaranteed Obligations.

6.             Until all Guaranteed Obligations are fully performed and observed, Guarantor has no right of subrogation and waives any right to enforce any remedy against Tenant for any payments or acts performed by Guarantor under this Guaranty, and Guarantor subordinates any liability or indebtedness of Tenant now or later held by Guarantor to the obligations of Tenant to Landlord under the Lease.

7.             Guarantor will pay Landlord’s reasonable costs and attorneys’ fees incurred in successfully enforcing Guarantor’s obligations under this Guaranty in any action or proceeding to which Landlord is a party. In any action brought under this Guaranty, Guarantor submits to the jurisdiction of the courts of the State of Texas, and to venue in any state or federal court having jurisdiction in Dallas County, Texas.

8.             Guarantor waives trial by jury in any action, proceeding or counterclaim brought by either party against the other concerning any matter related to this Guaranty.

9.             This Guaranty binds Guarantor and each of its heirs, executives, legal representatives, successors and assigns and will inure to the benefit of Landlord and its successors and assigns.

10.           If Guarantor is more than one party, then the obligations of each party as Guarantor under this Guaranty are joint and several.

11.           If the Guarantor is a corporation, the undersigned hereby represents and warrants that this Guaranty has been duly authorized, executed and delivered and that the party executing this Guaranty has all requisite corporate authority to execute this Guaranty.

12.           If any provision of this Guaranty is found by a court to be invalid for any reason, the remainder of this Guaranty shall continue in full force and effect.

EXECUTED THIS          DAY OF                                200    .

GUARANTOR

By:

Print:

Title:

By:

Print:

Title:

G-2

EXHIBIT H – DETERMINATION OF BASE RENT

1.             General Purpose. The purpose of the valuation procedure set forth below is to determine the amount of Base Rent to be inserted into Section 1.1(i). Prior to commencing the valuation procedure, all factual information called for in the Lease shall be inserted into the appropriate blanks and all economic terms (including, without limitation, the Scheduled Term in Section 1.1(g) and the Construction Allowance in Section 1.1(r)) shall likewise be inserted into the appropriate blanks, except for the amount of Base Rent.

2.             Market Rental Rate. The amount of Base Rent shall be based upon the Market Rental Rate as hereinafter set forth. As used herein, the term “Market Rental Rate” means the base rental rate being paid by tenants in connection with new lease transactions involving buildings of comparable quality, condition and age located in the same market area as the Building (and including the Building) and covering office space of comparable size and quality to the Premises, taking into consideration the amenities available, the length of the Scheduled Term, the amount of the Construction Allowance, the Termination Option granted to Tenant, the quality and condition of the existing improvements in the Premises, the creditworthiness of the tenant and the guarantor, the rent structure of the Lease, and other generally applicable conditions of tenancy for such transactions.

3.             Procedure for Valuation. In connection with determining the amount of Base Rent, a senior officer from each of three (3) nationally or regionally recognized real estate brokerage firms will designate a consultant (“Consultant”) within such officer’s company to act as a consultant hereunder. Without limiting the companies that may qualify as “nationally or regionally recognized real estate brokerage firms,” it is specifically agreed that the following firms (or their respective successors) qualify as such:  (a) CAPSTAR Commercial Real Estate Services; (b) CB Richard Ellis, Inc.; (c) Cushman and Wakefield, Inc.; (d) Grubb and Ellis Company; (e) Jones Lang LaSalle; (f) The Staubach Company; and (g) Stream Realty Partners, L.P. Each Consultant must be a duly licensed real estate broker with at least ten (10) years of experience in handling leases of office space in the same market area as the Building. Within fifteen (15) days after the panel of three (3) Consultants is appointed, each Consultant shall independently prepare a written opinion of the Market Rental Rate for the Premises. The amount of Base Rent to be incorporated into the Lease shall be equal to the average of the closest two (2) of the three (3) such determinations of the Market Rental Rate; provided, however, that if the middle determination of the Market Rental Rate is equally different in value from the highest and lowest determinations of the Market Rental Rate, then the Base Rent shall be equal to such middle determination of the Market Rental Rate.

4.             Confirmation of Base Rent Amount. After the amount of Base Rent has been determined as set forth above, such amount shall be included in the NBRLT to be executed by Landlord and Tenant pursuant to Section 3.1(d) of the Lease.

H-1

APPENDIX B

FORM OF PURCHASE AGREEMENT

See Attached.

NOTE: THIS FORM OF PURCHASE AGREEMENT IS A PROPOSED ADDITION TO THE LIMITED PARTNERSHIP AGREEMENT, ALTHOUGH, FOR EASIER LEGIBILITY, IT IS NOT MARKED AS A PROPOSED CHANGE.

PURCHASE AGREEMENT

BETWEEN

                                                                    ,

a

AS SELLER

AND

                                                                    ,

a

AS PURCHASER

covering and describing

                                               BUILDING

in

               County,

[Factual information to be inserted]

PURCHASE AGREEMENT

THIS AGREEMENT is entered into as of the Effective Date (as hereinafter defined) between                                                                                 , a                                    (“Seller”), and                                         , a                                          (“Purchaser”). [Factual information to be inserted]

ARTICLE I

PURCHASE AND SALE

1.1                                 Agreement of Purchase and Sale. In consideration of the covenants set forth in this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for the Purchase Price (as hereinafter defined) and on the terms and conditions set forth herein, the following:

(a)                                  that certain tract or parcel of land situated in              County,                   , more particularly described by metes and bounds on Exhibit A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the “Land”); [Factual information to be inserted]

(b)                                 the buildings and other improvements on the Land, including specifically, without limitation, that certain office building and related facilities located thereon (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the “Improvements”);

(c)                                  the personal property owned by Seller upon the Land or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property used in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the “Personal Property”);

(d)                                 all of Seller’s right, title and interest in all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the “Leases”); and

(e)                                  all of Seller’s right, title and interest in and to (i) all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof) (collectively, the “Operating Agreements”); (ii) all warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property; (iii) all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Land, Improvements, or Personal Property; (iv) all other intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, the use of any and all trade names or logos used by Seller in the operation of the Land, Improvements or Personal Property; and (v) all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the “Intangibles”).

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1.2                                 Property Defined. The Land, Improvements, Personal Property, Leases and Intangibles are sometimes collectively referred to herein as the “Property.”

1.3                                 Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4                                 Purchase Price. The purchase price for the Property shall be the amount determined pursuant to the provisions of Exhibit B attached hereto and made a part hereof (“Purchase Price”).

1.5                                 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

1.6                                 Earnest Money. Within three (3) days after the execution and delivery of this Agreement, Purchaser shall deposit with Partners Title Company (the “Title Company”), having its office at 712 Main Street, Suite 2000E, Houston, Texas 77002-3215, Attention: Reno Hartfiel, an amount in good funds (either by certified bank or cashier’s check or by federal wire transfer) equal to three percent (3%) of the Purchase Price (the “Earnest Money”). The Title Company shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of this Agreement. All interest accruing on such sums shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. The Earnest Money shall be applied to the Purchase Price at Closing unless otherwise set forth herein.

1.7                                 Independent Contract Consideration. Upon the Effective Date, Purchaser shall deliver to Seller a check in the amount of Fifty Dollars ($50.00) (the “Independent Contract Consideration”), which amount Seller and Purchaser hereby acknowledge and agree has been bargained for and agreed to as consideration for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, and is nonrefundable in all events.

ARTICLE II

TITLE AND SURVEY

2.1                                 Commitment for Title Insurance. Within five (5) days after the Effective Date, Seller shall deliver to Purchaser and the surveyor described in Section 2.2 below (a) a current title commitment (the “Title Commitment”) covering the Property, showing all matters affecting title to the Property and binding the Title Company to issue at Closing an Owner’s Policy of Title Insurance, on the form customarily used in the area in which the Property is located, in the full amount of the Purchase Price pursuant to Section 2.5 hereof, and (b) legible copies of all instruments (the “Exception Instruments”) referenced in the Title Commitment.

2.2                                 Survey. Within ten (10) days after the Effective Date, Seller shall, at Seller’s expense, furnish to Purchaser a current Survey (the “Survey”) of the Property prepared by a reputable and duly licensed surveyor or surveying firm. The Survey shall (a) locate all easements (whether of record or apparent from an inspection of the Property) and rights of way on or adjacent to the Property (identified by recording data, if applicable), (b) show the Improvements situated on the Land and the dimensions of all buildings thereon, (c) show the location and size of all streets (existing or proposed) on or adjacent to the Property, (d) show any encroachments or protrusions, railroads, rivers, creeks, or other water courses,

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fences, utilities (including size and location), and other matters located on or affecting the Property (and any recording information relating thereto), (e) set forth the number of square feet comprising the Property, together with a legal description of the boundaries of the Property by metes and bounds; (f) certify that the Property does not lie within the 100-year flood plain as established by the U.S. Army Corps of Engineers, (g) contain a certification by the surveyor in substantially the form of Exhibit C attached hereto, and (h) in general, comply with the standards for an American Land Title Association survey. Unless otherwise agreed by Seller and Purchaser, the metes and bounds description contained in the Survey shall be the legal description employed in the documents of conveyance of the Property.

2.3                                 Title Review Period. After receipt of the last of the Title Commitment, legible copies of the Exception Instruments, and the Survey, Purchaser shall have a period of twenty (20) days to review the state of Seller’s title to the Property (the “Title Review Period”). If the Survey, the Title Commitment or the Exception Instruments reflect or disclose any defect, exception or other matter affecting the Property (“Title Defects”) that is unacceptable to Purchaser for any reason whatsoever, then prior to the expiration of the Title Review Period, Purchaser may provide Seller with written notice of its objections, and Seller shall have ten (10) days (the “Cure Period”) from the date of the notice to remove or cure any Title Defects to the satisfaction of Purchaser. Seller shall use its reasonable, good faith efforts to remove or cure the Title Defects to Purchaser’s satisfaction, but shall not be required to incur any costs in doing so (other than as provided in Section 2.4 below) or to institute litigation. If Seller does not cure any or all of the Title Defects within the Cure Period, Seller shall notify Purchaser in writing, prior to the expiration of the Cure Period, of its failure to cure such Title Defects, and Purchaser may, prior to the later of (a) ten (10) days after receipt of Seller’s notice of its failure to cure or (b) the expiration of the Inspection Period (hereinafter defined) either (i) terminate this Agreement by written notice delivered to Seller, or (ii) elect to waive any uncured Title Defect. If Purchaser fails to terminate the Agreement by written notice delivered to Seller prior to the expiration of the time period referenced in the immediately preceding sentence, then any Title Defects that Seller has not cured shall be deemed waived by Purchaser. If Purchaser shall fail to notify Seller in writing of any objections to the state of Seller’s title to the Property as shown by the Title Commitment, the Exception Documents or the Survey, or if Purchaser elects to waive all or any of the Title Defects, or is deemed to have waived all or any of the Title Defects, then any exceptions to Seller’s title to which Purchaser has not objected or which have been objected to and waived by Purchaser and which are disclosed by the Title Commitment shall be considered to be “Permitted Exceptions.” If Purchaser terminates this Agreement pursuant to this section, then neither Seller nor Purchaser shall have any further rights or obligations under this Agreement and the Earnest Money shall be returned to Purchaser.

2.4                                 Obligation to Cure Liens. Notwithstanding anything to the contrary contained in this Article II, if at Closing there are any mechanic’s or materialmen’s liens or mortgages, deeds of trust or other instruments creating a lien for borrowed money against all or any part of the Property (collectively, “Liens”), Seller shall discharge the same of record and apply such portions of the Purchase Price or Seller’s funds as may be necessary to accomplish the same.

2.5                                 Owner’s Policy of Title Insurance. At Closing, Seller shall cause the Title Company to issue to Purchaser an Owner’s Policy of Title Insurance (the “Title Policy”) covering the Property, in the full amount of the Purchase Price, on the form customarily used in the area in which the Property is located, insuring that Purchaser is the owner of good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions, and with the standard printed exceptions modified as follows: (a) the exception for restrictive covenants shall either be deleted or shall list specific restrictions; (b) the exception for ad valorem taxes shall reflect only taxes for the current year and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership, and shall be endorsed “not yet due and payable”; (c) there shall be no exception for “visible and apparent easements,” for “public or private roads” or the like; (d) there shall be no exception for “rights of parties in possession,”

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although there may be an exception for Leases specifically described in the Title Policy; and (e) any reference to submitting claims under the Title Policy to arbitration shall be deleted.

ARTICLE III

INSPECTION PERIOD

3.1           Right of Inspection. During the period beginning upon the Effective Date and ending at 5 p.m., Dallas, Texas time, on the sixtieth (60th) day following the Effective Date (hereinafter referred to as the “Inspection Period”), Purchaser shall have the right to make a physical inspection of the Property, to conduct tests thereon (including specifically, without limitation, environmental tests and soil borings), to review the Due Diligence Materials (as hereinafter defined) and all other books, records and documents maintained by Seller relating to the Property, and to make inquiries to governmental authorities and other appropriate parties, so as to determine, at the sole discretion of Purchaser, whether the Property is suitable for Purchaser’s purposes. All inspections shall occur at reasonable times and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or its tenants. In the event that Purchaser, in its reasonable determination, is required by applicable law or regulation to cause to be prepared audited financial statements in respect of the Property, Seller agrees to use reasonable efforts to cooperate with Purchaser’s auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing). Without limiting the generality of the preceding sentence, (a) Seller shall, during normal business hours, allow Purchaser’s auditors reasonable access to such books and records maintained by Seller (and Seller’s manager of the Property) in respect of the Property as necessary to prepare such audited financial statements; (b) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are necessary for Purchaser’s auditors to prepare audited financial statements; (c) Seller will make available for interview by Purchaser and Purchaser’s auditors the manager of the Property or other agents or representatives of Seller responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; (d) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser’s auditors with a copy of such audited financial statements; and (e) if, after the Closing Date Seller obtains an audited financial statement in respect of the Property for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Seller shall promptly provide Purchaser with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. Purchaser agrees to indemnify and hold Seller harmless of and from any claim for physical damages or physical injuries arising from Purchaser’s inspection of the Property, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify shall survive Closing or any termination of this Agreement.

3.2                                 Right of Termination. Notwithstanding any provision of this Agreement to the contrary, Purchaser shall have the right, exercisable in Purchaser’s sole and unfettered discretion, to terminate this Agreement for any reason or for no reason by sending written notice of termination (hereinafter referred to as the “Notice of Termination”) to Seller prior to the expiration of the Inspection Period. Upon delivery by Purchaser of such Notice of Termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. If Purchaser fails to send Seller a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this Section 3.2.

3.3                                 Termination of Service Contracts. Before the end of the Inspection Period, Purchaser shall give notice (the “Continuing Contract Notice”) to Seller of any service contracts affecting the Property that Purchaser elects to have continued after Closing, and such service contracts, if assignable by Seller, shall be assigned to and assumed by Purchaser at Closing pursuant to the Assignment and Assumption of Intangible Property and Other Rights. Seller shall terminate all service contracts as to

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which Purchaser does not timely give a Continuing Contract Notice, it being understood and agreed that the actual effective date of the termination may not occur until after the Closing (in which event, such service contract shall be assigned to Purchaser as if it were a continuing contract but subject to the termination notice).

ARTICLE IV

CLOSING

4.1                                 Time and Place. The consummation of the purchase and sale of the Property (“Closing”) shall take place at the office of the Title Company on a date (the “Closing Date”) mutually agreed upon by the parties, but not later than thirty (30) days after the expiration of the Inspection Period. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, section 4.2 and section 4.3 below, the performance of which obligations shall be concurrent conditions.

4.2                                 Seller’s Obligations at Closing. At Closing, Seller shall:

(a)                                  deliver to Purchaser a Special Warranty Deed (the “Deed”) in the form of Exhibit D attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form, conveying the Land and Improvements to Purchaser, subject only to the Permitted Exceptions;

(b)                                 deliver to Purchaser a Bill of Sale and Assignment (the “Bill of Sale”) in the form of Exhibit E attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form;

(c)                                  join with Purchaser in the execution and acknowledgment of an Assignment and Assumption of Contracts (the “Assignment of Contracts”) in the form of Exhibit F attached hereto and made a part hereof;

(d)                                 join with Purchaser in the execution of a letter to each tenant of the Property in the form of Exhibit G attached hereto and made a part hereof;

(e)                                  deliver to Purchaser a FIRPTA Affidavit in the form of Exhibit H attached hereto and made a part hereof (or in such other form as may be required to be received by Purchaser in order to avoid withholding payment to Seller under applicable federal regulations) duly executed by Seller;

(f)                                    deliver to Purchaser a current rent roll for the Property certified by Seller as of the Closing Date to be true and correct to the best of Seller’s knowledge;

(g)                                 deliver to Purchaser a “bills paid affidavit” verifying that there are no unpaid bills, expenses or claims with respect to the Property;

(h)                                 deliver to Purchaser such evidence as Purchaser’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

(i)                                     deliver to Purchaser original Leases, original Operating Agreements and all other documents described in Section 1.1 hereof;

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(j)                                     deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

(k)                                  deliver to Purchaser all available keys or access cards used with respect to the Property in Seller’s possession; and

(l)                                     deliver to Purchaser the Title Policy pursuant to Section 2.5 hereof.

4.3                                 Purchaser’s Obligations at Closing. At Closing, Purchaser shall:

(a)                                  pay to Seller the Purchase Price in cash or immediately available funds, it being agreed that the Earnest Money shall be delivered to Seller at Closing and applied towards payment of the Purchase Price.

(b)                                 join with Seller in execution of the instruments described in sections 4.2(c), and 4.2(d) above;

(c)                                  deliver to Seller such evidence as Seller’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser.

4.4                                 Prorations. The following adjustments to the Purchase Price paid hereunder shall be made between Seller and Purchaser and shall be prorated (as applicable) on a per diem basis as if Purchaser owned the Property for the entire day on the Closing Date:

(a)                                  Real estate taxes and assessments and personal property taxes shall be prorated between Seller and Purchaser at Closing. If at the time of Closing the tax rate or the assessed valuation for the current year has not yet been fixed, taxes shall be prorated based upon the tax rate and the assessed valuation established for the previous tax year; provided, however, that Seller and Purchaser agree that to the extent the actual taxes for the current year differ from the amount so apportioned at Closing, the parties hereto will make all necessary adjustments by appropriate payments between themselves following the Closing, and this provision shall survive Closing to the extent provided in Section 4.4(g) below.

(b)                                 Expenses under the Operating Agreements shall be prorated between Seller and Purchaser at Closing.

(c)                                  Seller shall arrange for final meter readings on all utilities at the Property to be taken on the day preceding Closing. Seller shall be responsible for the payment of utilities used through the day preceding the Closing Date and Seller shall be responsible for the payment of utilities used on or after the Closing Date. With respect to any utility for which there is no meter, the expenses for such utility shall be prorated between Seller and Purchaser at Closing based upon the most current bill for such utility. Any deposits for utilities shall inure to the benefit of and be deemed assigned to Purchaser. Seller and Purchaser shall cooperate to cause the transfer of utility company accounts from Seller to Purchaser.

(d)                                 Basic rents (“Basic Rent”) and additional rent relating to escalation and pass-throughs of operating and other similar expenses (“Additional Rent”) shall be prorated between Seller and Purchaser based upon Basic Rent and Additional Rent actually collected. All prepaid Basic Rent, Additional Rent and other income from the Property shall be credited to Purchaser at Closing, to the extent same is attributable to a period of time after Closing. With

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respect to Additional Rent which is paid based upon an estimate, with an end-of-year accounting and adjustment, after Closing Seller and Purchaser shall make any adjustments to the proration of such items made at Closing at such time as the final tax and operating expenses numbers become available and such end-of-year accountings are completed. Any Additional Rent which may be due Seller as a result of such re-prorations shall be paid by Purchaser to Seller if and when such Additional Rent is collected by Purchaser.

(e)                                  Basic Rent and Additional Rent which are delinquent and remain uncollected at Closing shall not be prorated between Seller and Purchaser at Closing. At Closing, Seller shall furnish to Purchaser a schedule of delinquent Basic Rent and Additional Rent due under the Leases. Purchaser shall pay Seller’s pro rata share of any delinquent Basic Rent and Additional Rent if and when collected by Purchaser; provided, however, that Purchaser shall have no obligation to collect or pursue the collection of same. It is understood and agreed that any Basic Rent or Additional Rent collected by Purchaser after Closing shall be applied first to currently due Basic Rent and Additional Rent. Purchaser shall hold all landlord’s liens in the entireties thereof to enforce the payment of rentals to which Purchaser is entitled, and Seller shall be deemed to have transferred to Purchaser all of such landlord’s liens.

(f)                                    All security deposits and other deposits payable to tenants under the Leases shall be credited to Purchaser at Closing. Seller will cause any letters of credit delivered by tenants as security deposits to be transferred or reissued to Purchaser at Closing.

(g)                                 The prorations described in this Section 4.4 shall be made as of 12:01 a.m. on the Closing Date, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs. All prorations described in this Section 4.4 shall be effected by increasing or decreasing, as the case may be, the amount of cash to be paid by Purchaser to Seller at Closing. Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the prorations made at Closing; provided, however, that such prorations shall be deemed final and not subject to further post Closing adjustments if no such adjustments have been requested within one (1) year after the Closing Date.

4.5                                 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Title Policy; (d) the cost of the Survey; (e) the fees for recording the deed conveying the Property to Purchaser; and (f) one-half (1/2) of any escrow fee which may be charged by the Title Company. Purchaser shall pay (x) the cost of any endorsement to the Title Policy desired by Purchaser; (y) the fees of any counsel representing Purchaser in connection with this transaction; and (z) one-half (1/2) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

ARTICLE V

REPRESENTATIONS, WARRANTIES, AND COVENANTS

5.1                                 Representations and Warranties of Seller. As of the Effective Date, Seller represents and warrants to Purchaser as follows:

(a)                                  Seller has all requisite power and authority to own and operate the Property in accordance with its current operations, to execute and deliver this Agreement, and to carry out its obligations hereunder and the transactions contemplated hereby. The consummation by Seller of the sale of the Property is not in violation of, or in conflict with, nor does it constitute a default under, any term or provision of the organizational documents of Seller, or any of the terms of any

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agreement or instrument to which Seller is or may be bound, or of any applicable law or of any provision of any applicable order, judgment or decree of any court, arbitrator or governmental authority.

(b)                                 Seller is currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(c)                                  To the best of Seller’s knowledge, the Property is not in violation of any governmental order, regulation, statute, code or ordinance dealing with the use, construction, operation, safety and/or maintenance thereof, and all existing zoning and building codes and other applicable laws and governmental regulations permit the operation of the Property in accordance with its present usage. All necessary certificates of occupancy, licenses or permits, authorizations, consents and approvals required by all governmental or quasi-governmental authorities having jurisdiction have been issued for the Improvements, have been paid for in full, and are in full force and effect.

(d)                                 There has been no written demand by any mortgagee, insurance underwriter or governmental authority for work to be done or other action to be taken by Seller which has not been complied with to the satisfaction of the entity making such demand. To the best of Seller’s knowledge, no defect or condition exists with respect to the Property which would adversely affect the insurability of the Property.

(e)                                  There is no pending condemnation, expropriation, eminent domain, litigation, administrative action or other legal proceeding affecting all or any portion of the Property, and Seller has not received any written or oral notice of any of the same and has no knowledge that any such proceeding is contemplated.

(f)                                    Exhibit I attached hereto lists the names of all tenants under the Leases as of the Effective Date. There are no Leases granting any person a right to occupy the Property other than the Leases listed on Exhibit I.

(g)                                 The Leases are in full force and effect and no default on the part of Seller or any tenant thereunder exists or has been alleged to exist. All repairs, alterations, and other work required to be performed by Seller under the Leases have been fully performed and paid for in full by Seller. No tenant of the Property has paid rent for more than one month in advance of the current month.

(h)                                 No tenant under the Leases has asserted any claim or offset which would in any way affect the collection of rent from such tenant, nor has any tenant given any notice to Seller of its intention to terminate its tenancy.

(i)                                     All leasing commissions due with regard to the primary lease terms of existing tenants have been paid or will be paid prior to Closing.

(j)                                     All obligations of Seller arising from the ownership and operation of the Property and business operated thereon, including but not limited to salaries, taxes, charges, operating expenses and the like, have been paid as they became due or will be paid at or prior to Closing.

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Except for obligations for which provisions are herein made for proration or other adjustment at Closing, there will be no obligations of Seller with respect to the Property outstanding as of the Closing Date.

(k)                                  No person, firm or entity, other than Purchaser has any right to acquire the Property or any part thereof.

(l)                                     This Agreement and the conveyance of the Property will not cause to be imposed on Purchaser any liability to withhold any amount pursuant to Section 1445 of the Internal Revenue Code or the implementing regulations.

5.2                                 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

(a)                                  Within five (5) days after the Effective Date, Seller shall deliver to Purchaser the documents and other items (the “Due Diligence Materials”) listed on Exhibit J attached hereto and made a part hereof.

(b)                                 So long as this Agreement remains in effect, Purchaser will be allowed access to the Property and the books and records related to the Property under the terms and conditions set forth in Section 3.1 hereof.

(c)                                  Seller shall not negotiate, execute or commit to enter into (i) any Lease or (ii) any modification, amendment, restatement or renewal of any Lease, without Purchaser’s prior written consent in each instance, which consent shall not be unreasonably withheld or delayed.

(d)                                 Seller shall not enter into any other contract (or an extension or modification of any other contract) with respect to the Property which will survive the Closing or otherwise affect the use, operation or enjoyment of the Property after the Closing, without first obtaining Purchaser’s prior written consent thereto.

(e)                                  After the date hereof and prior to Closing, no part of the Property, nor any interest therein, will be alienated, liened, encumbered or otherwise transferred.

(f)                                    Pending Closing, Seller shall operate and manage the Property in a normal businesslike manner, maintaining present services and insurance policies, and shall maintain the Property in good repair and working order; and Seller shall perform when due all of Seller’s obligations under the Leases and other contracts affecting the Property and otherwise in accordance with applicable laws, ordinances, rules and regulations affecting the Property. Seller shall deliver the Property at Closing in substantially the same condition as it was on the Effective Date, reasonable wear and tear excepted. None of the Personal Property shall be removed from the Property, unless replaced by personal property of equal or greater utility and value.

(g)                                 Seller has paid or will pay in full, prior to Closing, all bills and invoices for labor, goods, materials and services of any kind with respect to the Property and utility charges relating to the period prior to Closing. Without limiting the foregoing, any and all leasing commissions and Tenant Inducement Costs (as hereinafter defined) due or to become due with respect to Leases in existence on the Effective Date or Leases executed prior to Closing will be paid in full by Seller on or before the Closing Date; provided, however, that if a Lease of the Property is executed after the Effective Date and prior to Closing with the prior written consent of Purchaser, at Closing, Purchaser shall become responsible for payment of any leasing commissions or Tenant Inducement Costs payable in respect of such lease. As used herein, the term “Tenant Inducement

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Costs” means any payment required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder that is in the nature of a tenant inducement, including specifically without limitation, tenant improvement costs, lease buyouts and moving allowances.

(h)                                 Seller shall, at the sole expense of Seller, cause any management and leasing agreement existing in respect of the Property to be terminated effective as of the Closing Date.

(i)                                     Seller shall promptly notify Purchaser of any change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Purchaser under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed, it being understood that Seller’s obligation to provide notice to Purchaser under this Section 5.2 shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants in this Agreement.

5.3                                 Representations and Warranty of Purchaser. Purchaser hereby represents and warrants to Seller that Purchaser has the full right, power and authority to enter into this Agreement and to carry out Purchaser’s obligations hereunder, and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Purchaser of its obligations under this Agreement requires no further action or approval of Purchaser’s partners or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Purchaser.

5.4                                 Survival of Representations. The representations, warranties and covenants made by Seller and Purchaser in the foregoing provisions of this Article 5 shall be continuing and shall be deemed to be made by the representing party as of the Closing Date with the same force and effect as if made at and as of that time. It is the intent of Seller and Purchaser that the representations, warranties and covenants made in the foregoing provisions of this Article 5 (the “Surviving Obligations”) shall survive Closing for a period five hundred forty (540) days after the date of Closing. Accordingly, Seller and Purchaser hereby agree that, notwithstanding any provision of this Agreement or any provision of law to the contrary, in the event that after Closing a party (the “Defaulting Party”) breaches a Surviving Obligation, the other party (the “Non-Defaulting Party”) shall be forever barred from pursuing legal action by reason of such breach unless the Non-Defaulting Party (a) delivers to the Defaulting Party no later than five hundred forty (540) days after the date of Closing a written notice of its claim and the Non-Defaulting Party’s good faith estimate of its damages arising out of such claim, and (b) files a complaint or petition against the Defaulting Party alleging such claim in an appropriate state or federal court in Dallas County, Texas, no later than two (2) years after the date of Closing. In no event shall the Non-Defaulting Party be entitled to recover from the Defaulting Party any punitive, consequential or speculative damages.

5.5                                 Tenant Estoppels. Seller shall make commercially reasonable efforts to obtain and deliver to Purchaser, no later than five (5) business days prior to the Closing Date (the “Estoppel Return Date”), a tenant estoppel certificate in substantially the form of Exhibit K attached hereto executed by each tenant at the Property; provided, however, the form of tenant estoppel certificate shall reflect appropriate changes thereto for any tenant that has specific requirements in its Lease regarding the form of the tenant estoppel certificate. An executed tenant estoppel certificate in the form of Exhibit K (as such form may be changed for any tenant that has specific requirements in its Lease regarding the form of the tenant estoppel certificate) is herein referred to as a “Tenant Estoppel.” Seller shall deliver each Tenant Estoppel to Purchaser (regardless of whether it complies with this Agreement) promptly following Seller’s receipt thereof. Notwithstanding anything contained herein to the contrary, it shall be a condition precedent to the obligation of Purchaser to consummate the transaction that is the subject of this Agreement that Seller deliver to Purchaser, on or before the Estoppel Return Date, Tenant Estoppels executed by (a) tenants

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occupying, in the aggregate, at least ninety percent (90%) of the leased square footage at the Property, and (b) each tenant that leases more than four thousand (4,000) square feet at the Property (such condition being herein referred to as the “Tenant Estoppel Condition”). In the event that Seller is unable to satisfy the Tenant Estoppel Condition by the Estoppel Return Date, Seller shall not be in default under this Agreement. However, if the Tenant Estoppel Condition is not fulfilled as of the Estoppel Return Date, then, for three (3) business days thereafter, Purchaser shall have the option either to (i) waive the Tenant Estoppel Condition, (ii) extend the Closing Date for up to fourteen (14) days to allow Seller more time to obtain additional estoppel certificates; or (iii) terminate this Agreement, in which event all of the Earnest Money shall be returned to Purchaser. If Purchaser elects to extend the Closing Date pursuant to clause (ii) of the preceding sentence and the Tenant Estoppel Condition is still not fulfilled on or before the expiration of the fourteen (14) day extension period, then Purchaser may elect one of the options set forth in clauses (i) and (iii) of the preceding sentence.

5.6                                 Subordination Agreements. Seller agrees to use reasonable efforts (but without obligation to incur any expense) to cooperate with Purchaser to obtain subordination, non-disturbance and attornment agreements (“SNDAs”) from tenants under Leases selected by Purchaser’s lender. However, the failure to obtain SNDAs from all or any of the selected tenants shall not constitute a default by Seller hereunder or otherwise entitle Purchaser to terminate this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO THE CLOSING

6.1                                 Conditions Precedent of Purchaser. In addition to all other conditions set forth in this Agreement, Purchaser’s obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this section 6.1 (all of which are for the sole benefit of Purchaser):

(a)                                  All representations of Seller set forth in Section 5.1 shall be true, correct and complete in all material respects as of the Effective Date and shall be true, correct and complete in all material respects as of the Closing Date.

(b)                                 Seller shall have performed in all material respects all obligations required to be performed by Seller hereunder prior to or in connection with the Closing (including specifically, without limitation, the covenants of Seller set forth in Section 5.2).

6.2                                 Conditions Precedent of Seller. In addition to all other conditions set forth in this Agreement, Seller’s obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this Section 6.2 (all of which are for the sole benefit of Seller):

(a)                                  All representations of Purchaser set forth in Section 5.3 shall be true, correct and complete in all material respects as of the Effective Date and shall be true, correct and complete in all material respects as of the Closing Date; and

(b)                                 Purchaser shall have performed in all material respects all obligations required to be performed by Purchaser hereunder prior to or in connection with the Closing.

6.3                                 Failure of Condition Precedent. Upon the failure of any of the foregoing conditions precedent, the party benefited by such failed condition shall have the option to (a) waive such condition precedent and proceed to Closing, or (b) terminate this Agreement by sending written notice to the other party on or before the date of Closing, in which event the Earnest Money shall be returned to Purchaser.

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ARTICLE VII

DEFAULT; REMEDIES

7.1                                 Default of Purchaser. In the event Purchaser fails to perform its obligations pursuant to this Agreement for any reason except failure by Seller to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Seller shall be entitled, as its sole remedy, to terminate this Agreement and recover the Earnest Money as liquidated damages and not as a penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller’s damages resulting from Purchaser’s default are difficult, if not impossible, to determine and that the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of said damages to be certain. In the event of Purchaser’s default and notwithstanding anything in this Section 7.1 to the contrary, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having indefeasible title to the Property.

7.2                                 Default of Seller. In the event Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Purchaser shall be entitled, as its exclusive remedies, either (a) to terminate this Agreement by giving written notice thereof to Seller, whereupon neither party shall have any further rights or obligations under this Agreement and the Earnest Money shall be returned to Purchaser, or (b) to enforce specific performance of Seller’s obligations under this Agreement; provided, however, if Seller’s default is such that specific performance cannot be granted as a judicial remedy, then Purchaser may seek any and all other remedies available at law or in equity. In the event Purchaser closes under this Agreement and then Seller fails to fully perform any of its other obligations under this Agreement that survive or are performable after the Closing, Purchaser may seek all remedies available at law or in equity.

7.3                                 Post-Closing Remedies. The provisions of Section 7.1 and Section 7.2 shall not be construed to prevent a Defaulting Party from pursuing after Closing its remedies for breach of a Surviving Obligation in accordance with (and subject to the limitations set forth in) Section 5.4.

ARTICLE VIII

RISK OF LOSS

8.1                                 Minor Damage. In the event of loss or damage to the Property or any portion thereof (the “premises in question”) which is not “major” (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller’s option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time (but in no event more than thirty (30) days) in order to allow for the completion of such repairs.

8.2                                 Major Damage. In the event of a “major” loss or damage, Purchaser may terminate this Agreement by written notice to Seller, in which event the Earnest Money shall be returned to Purchaser. If Purchaser does not send written notice to Seller that Purchaser has elected to proceed with Closing within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Purchaser shall be deemed to have elected to terminate this Agreement and the Earnest Money shall

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be returned to Purchaser. If Purchaser sends notice to Seller within such ten (10) day period that Purchaser desires to proceed with Closing, this Agreement shall remain in effect, provided that the Purchase Price shall be reduced by an amount equal to the cost of repairing the Property to its condition prior to the occurrence of the major loss or damage. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 8.1 and 8.2, “major” loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater than three percent (3%) of the Purchase Price, and (ii) any loss due to a condemnation.

8.3                                 Uniform Vendor and Purchaser Risk Act Not Applicable. If the Property is located in the State of Texas, it is the express intent of the parties hereto that the provisions of Section 8.1 and Section 8.2 govern the rights of the parties in the event of damage to or condemnation of the Property and that the Uniform Vendor and Purchaser Risk Act (Section 5.007 of the Texas Property Code) not apply to this Agreement.

ARTICLE IX

DISCLAIMERS AND WAIVERS

9.1                                 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Due Diligence Documents). Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Due Diligence Documents) are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein.

9.2                                 Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER’S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO

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WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT ANY REMEDY PROVIDED TO PURCHASER FOR BREACH BY SELLER OF ANY SURVIVING OBLIGATIONS.

9.3                                 Effect and Survival of Disclaimers. Seller has informed Purchaser that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article IX. Seller and Purchaser agree that the provisions of this Article IX shall survive Closing.

ARTICLE X

MISCELLANEOUS

10.1                           Broker. Seller and Purchaser each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorney’s fees) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder’s fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party. The foregoing representations and warranties contained in this section shall survive the Closing. If the Property is located in the State of Texas, the Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

10.2                           Assignment. Purchaser shall have the right to assign its rights under this Agreement without the consent of Seller.

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10.3                           Notice. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

If to Seller:
Attention: Chief Legal Officer
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

If to Purchaser:

[Factual information to be inserted]

Any such notices shall be either (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered upon deposit, postage prepaid in the U.S. mail, or (b) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one business day after deposit with such courier, or (c) delivered by hand delivery, in which case it shall be deemed delivered upon receipt, or (d) sent by facsimile, in which case it shall be deemed to be delivered upon actual receipt at the specified facsimile number, as evidenced by machine-generated proof of transmission. The above addresses may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

10.4                           Time of Essence. Time is of the essence of this Agreement.

10.5                           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.6                           Captions. The captions in this Agreement are inserted for convenience of reference and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

10.7                           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

10.8                           Entire Agreement; Modifications. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. No waiver, modification amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment discharge or change is sought.

10.9                           Partial Invalidity. Any provision of this Agreement which is unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Agreement shall be of no effect, but all the remaining provisions of this Agreement shall remain in full force and effect.

10.10                     Discharge of Obligations. Except as otherwise expressly provided in Section 5.4 or elsewhere in this Agreement, the acceptance of the Deed by Purchaser at Closing shall be deemed to be a full performance and discharge of every representation, warranty and covenant made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions hereof,

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and such representations, warranties and covenants shall be deemed to merge into the documents delivered at Closing.

10.11                     Limited Liability. Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Seller’s Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby. The provisions of this Section 10.11 shall survive the termination of this Agreement and the Closing.

10.12                     No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.13                     Further Assurances. Both Seller and Purchaser agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transactions contemplated hereby.

10.14                     Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

10.15                     Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Dallas, Texas time.

10.16                     Applicable Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. PURCHASER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS. IF EITHER PARTY SHALL EMPLOY AN ATTORNEY TO ENFORCE OR DEFINE THE RIGHTS OF SUCH PARTY HEREUNDER, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE NON-PREVAILING PARTY ALL OF ITS REASONABLE EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

10.17                     Municipal Utility District Notices. If the Property is located in the State of Texas and is within a municipal utility district, Purchaser will, within five (5) days after request by Seller, execute any

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and all notices which, in the opinion of counsel for Seller, are required by law to be given to Purchaser with respect to the Property.

10.18                     1031 Exchange. Seller may consummate the sale of the Property to Purchaser as part of one or more like-kind exchanges pursuant to Section 1031 of the Internal Revenue Code, as amended and in connection with such exchanges may assign all or any portion of Seller’s right, title and interest in this Agreement to one or more exchange intermediaries. Purchaser agrees to cooperate with Seller and execute documents reasonably requested in connection with such exchange.

10.19                     Exhibits and Schedules. The following schedules or exhibits attached hereto (herein sometimes being referred to as “Exhibit”) shall be deemed to be an integral part of this Agreement:

Exhibit A

Legal Description

Exhibit B

Determination of Purchase Price

Exhibit C

Form of Survey Certification

Exhibit D

Special Warranty Deed

Exhibit E

Bill of Sale

Exhibit F

Assignment of Contracts

Exhibit G

Tenant Notice Letter

Exhibit H

FIRPTA Affidavit

Exhibit I

List of Tenants

Exhibit J

Due Diligence Materials

Exhibit K

Form of Tenant Estoppel

10.20                     Effective Date. The “Effective Date” of this Agreement shall be the date of delivery to the Title Company of a fully executed counterpart of this Agreement, as evidenced by the Title Company’s notation in the space set forth below.

[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER:

,
a

By:
a
its

By:
Name:
Title:

Signature Pages

PURCHASER:

,
a

By:
Name:
Title:

Signature Pages

ACKNOWLEDGMENT BY TITLE COMPANY

The Title Company hereby acknowledges receipt of (a) a counterpart of this Agreement executed by Seller and Purchaser on the        day of                                200     (the “Effective Date”), and (b) Earnest Money from Purchaser in the amount required by this Agreement on the        day of                                200    .

PARTNERS TITLE COMPANY

By:
Name:
Title:

Signature Pages

EXHIBIT A

LEGAL DESCRIPTION

[Insert Legal Description]

1

EXHIBIT B

DETERMINATION OF PURCHASE PRICE

1.                                       General Purpose. The purpose of the valuation procedure set forth below is to determine the Purchase Price to be inserted into Section 1.4 of this Agreement. Prior to commencing the valuation procedure, all factual information called for in this Agreement shall be inserted into the appropriate blanks, except for the amount of the Purchase Price.

2.                                       Fair Market Value. The amount of the Purchase Price shall be based upon the Fair Market Value of the Property, determined as hereinafter set forth. As used herein, the term “Fair Market Value” means the most probable price which the Property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. In determining Fair Market Value, it should be assumed that the Property will be conveyed from Seller to Purchaser under conditions whereby: (a) Seller and Purchaser are typically motivated; (b) both parties are well informed or well advised, each acting in its own best interest; (c) a reasonable time is allowed for exposure in the open market; (d) payment is made in terms of cash in U. S. dollars; and (e) the price represents the normal consideration for the Property unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

3.                                       Appraisers.  For purposes hereof, the term “Appraiser” means a real estate appraiser who (a) holds an MAI designation issued by the American Institute of Real Estate Appraisers, (b) has at least ten (10) years of experience in appraising properties similar to the Property in the same market area as the Property, and (c) is employed by a nationally or regionally recognized real estate firm that offers valuation services.  Without limiting the companies that may qualify as “nationally or regionally recognized real estate firms that offer valuation services,” it is specifically agreed that the following firms (or their respective successors) qualify as such:  (a) CB Richard Ellis, Inc.; (b) Cushman and Wakefield, Inc.; (c) Grubb and Ellis Company; (d) Land America Valuation Services; (e) PKF Consulting and (f) HVS Consulting and Valuation.

4.                                       Property Marketed.  If the Property has been actively marketed through a nationally or regionally recognized real estate brokerage firm (as defined below) for at least sixty (60) days prior to the execution of this Agreement, then promptly after the execution of this Agreement a senior officer of a nationally or regionally recognized real estate brokerage firm shall be asked to select an Appraiser within such officer’s company to act hereunder.  Within thirty (30) days after the Appraiser is appointed, the Appraiser shall prepare a written appraisal of the Fair Market Value of the Property in accordance with the current Uniform Standards of Professional Appraisal Practice (“USPAP”) promulgated by the Appraisal Standards Board of the Appraisal Foundation in Washington, D.C.  The Purchase Price shall be equal to the greater of (i) the Fair Market Value set forth in the appraisal prepared by such Appraiser, or (ii) if one or more bona fide written offers (each a “Prior Offer”) have been received for the Property within six (6) months prior to the execution of this Agreement, including during such sixty (60) day active marketing period, the amount of the highest such Prior Offer.  For purposes hereof, an offer to purchase the Property shall be regarded as a “bona fide written offer” only if it is an executed letter of intent (which need not be binding) to purchase the Property which sets forth the material terms of the offer. Without limiting the companies that may qualify as “nationally or regionally recognized real estate brokerage firms,” it is specifically agreed that the following firms (or their respective successors) qualify as such: (a) CAPSTAR Commercial Real Estate Services; (b) CB Richard Ellis, Inc.; (c) Cushman and Wakefield, Inc. (d) Grubb and Ellis Company; (e) Jones Lang LaSalle; (f) The Staubach Company; and (g) Stream Realty Partners L.P.

5.                                       Property Not Marketed.  If the Property has not been actively marketed through a nationally or regionally recognized real estate brokerage firm for at least sixty (60) days prior to the execution of this Agreement, then promptly after the execution of this Agreement a senior officer from each of two (2) nationally or regionally recognized real estate brokerage firms shall be asked to select an Appraiser within such officer’s company to act hereunder.  Within thirty (30) days after the two (2)

1

Appraisers are appointed, each Appraiser shall independently prepare a written appraisal of the Fair Market Value of the Property in accordance with USPAP.  The Purchase Price shall be equal to the greater of (i) the average of the Fair Market Value set forth in the appraisals prepared by such Appraisers, or (ii) if one or more Prior Offers for the Property have been received within six (6) months prior to the execution of this Agreement, the amount of the highest such Prior Offer.

6.                                       Confirmation of Purchase Price. After the amount of the Purchase Price has been determined as set forth above, Seller and Purchaser shall confirm such amount in a written supplement to this Agreement.

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EXHIBIT C

FORM OF SURVEY CERTIFICATION

I hereby certify to                                         , a                                          , and Title Insurance Company, that this is a true and correct survey map made on the ground per the field notes indicated on this survey map of (Land lot, etc. and street address of the Property) and correctly shows the true and correct location of the boundary lines and area of the land indicated, the location and dimensions of all buildings and the locations of all other visible improvements on said land, including but not limited to structures, fences, walls and barriers, all parking lots or areas (together with a count of all parking spaces in said lots), out buildings, water courses or ditches, and walkways, situated on such land and all easements, utilities, rights-of-way, setback lines, and similar or other restrictions (visible or of record). The buildings and improvements do not overhang or encroach upon any easement or right-of-way of others, and there are no encroachments either way across the property lines. The property surveyed contains                                      acres and is not located within a flood plain or mudslide area as defined by the United States Department of Housing and Urban Development under the Flood Disaster Protection Act of 1973 as amended or as indicated by the Federal Emergency Management Agency, FEMA Maps or the National Flood Insurance Administration. The survey correctly shows the location and dimensions of all adjoining alleys, streets, roads and rights-of-way and distance of the subject property from the nearest major street intersection. There are no visible (a) improvements, (b) party walls, (c) violations of set backs, (d) ditches, (e) water courses, (f) easements, (g) roads, streets or alleys, (h) rights of way, (i) encroachments, (j) discrepancies, or (k) overlapping or conflicts on the subject property except as shown on this survey map and the subject property does not visibly serve any adjoining property for drainage, ingress, egress or other similar purposes.

I hereby certify that this survey map and the survey on which it is based were made in accordance with the most current Minimum Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA and ACSM (as currently adopted by the Texas Surveyors Association), and meets the accuracy requirements for a Class A Survey, as defined therein, and includes items 1 through 15 of Table 3 of the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys except for item 6 (“Contours”) and item 14 (“Governmental Agency Requirements”) which have been excluded. I further certify that this survey map was prepared by the undersigned and that the survey was performed on the ground by the undersigned or by qualified persons under the direct supervision and employment of the undersigned.

By:
Registration No.:
Date:
(Seal)

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EXHIBIT D

SPECIAL WARRANTY DEED

STATE OF	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF	§

THAT                                         , a                                           (herein referred to as “Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) in hand paid to Grantor by                                         , a (herein referred to as “Grantee”), whose mailing address is                                         , and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED unto Grantee that certain tract of real property located in            County,               , more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with (a) any and all appurtenances belonging or appertaining thereto; (b) any and all improvements located thereon; (c) any and all appurtenant easements or rights of way affecting said real property and any of Grantor’s rights to use same; (d) any and all rights of ingress and egress to and from said real property and any of Grantor’s rights to use same; (e) any and all mineral rights and interests of Grantor relating to said real property (present or reversionary); (f) any and all rights to the present or future use of wastewater, wastewater capacity, drainage, water or other utility facilities to the extent same pertain to or benefit said real property or the improvements located thereon, including without limitation, all reservations of or commitments or letters covering any such use in the future, whether now owned or hereafter acquired; and (g) all right, title and interest of Grantor, if any, in and to (i) any and all roads, streets, alleys and ways (open or proposed) affecting, crossing, fronting or bounding said real property, including any awards made or to be made relating thereto including, without limitation, any unpaid awards or damages payable by reason of damages thereto or by reason of a widening of or changing of the grade with respect to same, (ii) any and all strips, gores or pieces of property abutting, bounding or which are adjacent or contiguous to said real property (whether owned or claimed by deed, limitations or otherwise), (iii) any and all air rights relating to said real property, and (iv) any and all reversionary interests in and to said real property (said real property together with any and all of the related improvements, appurtenances, rights and interests referenced in clauses (a) through (g) above being herein collectively referred to as the “Property”).

This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in Exhibit B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever, subject to the matters herein stated; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

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Grantor warrants and represents that all ad valorem taxes and assessments on the Property for the year            and all prior years have been fully paid.

EXECUTED to be effective as of the        day of                                200    .

GRANTOR:

[Name of Seller],
a

By:
Name:
Title:

THE STATE OF	§
§
COUNTY OF	§

BEFORE ME, the undersigned authority, on this day personally appeared                                         , as                                          of                                         , a                                          , known to me to be the person and whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated for and on behalf of said                                         .

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the        day of                                200    .

Notary Public

Printed/Typed Name of Notary

My commission expires:

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EXHIBIT E

BILL OF SALE AND ASSIGNMENT

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

THAT this BILL OF SALE AND ASSIGNMENT (this “Bill of Sale”) is made from                                         , a                                           (“Assignor”) to                                         , a                                           (“Assignee”).

RECITALS

A.            Concurrently with the execution and delivery of this Bill of Sale, Assignor is conveying to Assignee, by Special Warranty Deed (the “Deed”) that certain tract of land (the “Land”) more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the “Improvements”).

B.            Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee the following (collectively, the “Assigned Properties”):

(a) The personal property owned by Assignor upon the Land or within the Improvements, including specifically, without limitation, the personal property described on Exhibit B attached hereto and made a part hereof and all heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property used in connection with the operation of the Land and the Improvements (collectively, the “Personal Property”); and

(b) All of Assignor’s right, title and interest in and to (i) all warranties and guaranties (express or implied) issued to Assignor in connection with the Land, Improvements or the Personal Property; (ii) all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Land, Improvements, or Personal Property; (iv) all other intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, any and all other trade names or logos used by Assignor in the operation of the Land, Improvements or Personal Property; and (v) all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property.

TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER

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DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

EXECUTED to be effective as of the        day of                                200    .

ASSIGNOR:

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on the        day of                                200    , by                                         , as                                          of                                         , a                                          , on behalf of said                                         .

Notary Public

Printed/Typed Name of Notary

My Commission Expires:

2

EXHIBIT F

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

THAT this ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”) is made by and between                                         , a                                           (“Assignor”) and                                         , a                                           (“Assignee”).

RECITALS

A.            Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee by Special Warranty Deed (the “Deed”) that certain tract of land (the “Land”) more specifically described in Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the “Improvements”) and the personal property owned by Assignor upon the Land or within the Improvements (the “Personal Property”).

B.            Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor’s right, title and interest in and to the Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor’s right, title and interest in and to the following (collectively, the “Contracts”).

(a) all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Assignor (collectively, the “Leases”), such Leases being more particularly described in Exhibit B attached hereto and made a part hereof; and

(b) the contracts relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property that are listed on Exhibit C attached hereto and made a part hereof.

This Assignment is made by Assignor and accepted by Assignee subject to the “Permitted Exceptions” described in the Deed, to the extent that same are validly existing and affect the Contracts. Assignor represents to Assignee that (i) there are no Contracts affecting the Property other than those listed on Exhibit B and Exhibit C attached hereto; (ii) Assignor is not in default under any of the Contracts, nor does any default exist on the part of the other party thereto; and (iii) Assignor has full right, power and authority to assign the Contracts to Assignee.

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By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Contracts binding on Assignor or the Land, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the “Contractual Obligations”), as such Contractual Obligations shall arise or accrue from and after the date of this Assignment. Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney’s fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time from and after the date of this Assignment.

Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney’s fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time prior to the date of this Assignment.

TO HAVE AND TO HOLD all and singular the Contracts unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER defend all and singular the Contracts unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim the same, or any part thereof, by, through or under Assignor, but not otherwise, subject to the Permitted Exceptions described in the Deed.

EXECUTED to be effective as of the        day of                                200    .

ASSIGNOR:

a

By:
Name:
Title:

ASSIGNEE:

,
a

By:
Name:
Title:

2

THE STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on the        day of                                200    , by                                         , as                                          of                                         , a                                          , on behalf of said                                         .

Notary Public

(Printed Name of Notary)

My Commission Expires:

THE STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on        day of                                200    , by                                         , as                                          of                                         , a                                          , on behalf of said                                         .

Notary Public

(Printed Name of Notary)

My Commission Expires:

3

EXHIBIT G

TENANT NOTIFICATION LETTER

                        , 200

[Name and Address of Tenant]

 Re:                            Sale of

Gentlemen:

Please be advised that                                (“Purchaser”) has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated                               , 200     (the “Lease”), from                                (“                                        “), the previous owner thereof. In connection with such purchase,                                has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $                     (the “Security Deposit”) to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit.

All rental and other payments that become due subsequent to the date hereof should be payable to and should be addressed as follows:

In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to the address above.

Very truly yours,

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT H

FIRPTA AFFIDAVIT

[REVISE AS NECESSARY TO COMPLY WITH CURRENT REGS]

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform                                         , a (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by                                          (“Transferor”), the undersigned hereby certifies as follows:

1.                                       Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.                                       Transferor’s U.S. employer identification number is: #                     ;

3.                                       Transferor’s office address is                                         ,                                         .

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

EXECUTED effective as of the        day of                                200    .

a

By:
Name:
Title:

1

SWORN TO AND SUBSCRIBED BEFORE ME this        day of                                200    .

Notary Public

Printed or Typed Name of Notary

My Commission Expires:

2

EXHIBIT I

LIST OF TENANTS

[Factual information to be inserted]

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EXHIBIT J

DUE DILIGENCE MATERIALS

ADA Compliance, studies/reports

Advertising Agreements

Aerial Photos

Appraisal, Existing

Building/Capital Improvements Projects, Current

Building Measurement Surveys by Registered Architect

Building Permits

Building Plans, Specifications

Paper

CADD Disk

Business Licenses

Capital Improvements, historical/projected, 3 years

Certificates of Occupancy:

Building

Tenants

Covenants, Conditions & Restriction’s (Owner association, condo, etc)

Easement Information

Emergency/Life Safety Systems, Operating Manual

Environmental Site Assessment, Existing

Financial Items:

Aging Reports, Current and past 6 months

Balance Sheet, to date

Budget & Narrative, Current Year

Excess Operating Expenses Calculations – Current Year

Invoices, as requested, copies only

Operating Expense Reconciliations (3 previous years)

Operating Statements for property, including a general ledger for each year – 3 yrs

Rent Roll, Current

Security Deposit Listing, Current, LOC’s/Guaranty’s to be transferred

Flooding Info, Historical

Floor Plans, as leased

Geotechnical Report, if any

Ground Lease, if any

Insurance Certificate, Current, of Seller and Tenants

Insurance Claims, Pending

Insurance Claims History

Intellectual Property Documents, if any

Leases and all amendments

Lease Commission Schedule, 3 previous years

Litigation – Pending

Management & Leasing Agreement – Existing

Occupancy/Vacancy History, 3 previous years

O & M Reports (Asbestos, Mold, etc.)

Parking Garage Lease/Operating Agreement

Parking Space Configuration (Surface and Garage if applicable)

Permits & Licenses – Alarm

Permits & Licenses – Construction

1

Permits & License – Elevator

Permits & License – Engineering

Personal Property Inventory including Office Equipment to remain on site

Photos of the Building

Property Condition Report, existing

Property Taxes land/improvements current year

Property Tax Statements, Personal, Current & Prior 3 yrs

Retail tenants, sales data and percentage rent buildings

Roof Reports

Security Incident Reports, for prior 24 months

Seismic Reports

Service Contracts

Site Plans

Stacking Plan

Staffing/Payroll Schedule

Standard Form of Lease

Survey, existing

Tenant Contact Information

Tenant Financial Statements, if available

Tenant Improvement projects, currently under construction (copy of contract(s))

Tenant Improvement Schedule, 3 previous years

Title commitment policy of Seller, existing

Title Work – Preliminary

Title Work – Final

Utility Agreements

Utilities, prior 2 years/invoices/summary

Utility Security Deposits

Warranty, Elevator if applicable

Warranty, HVAC Equipment, if applicable

Warranty, Mechanical, if applicable

Warranty, Roof, if applicable

Website/Domain Information

Work Order Systems & Operating Manuals

Zoning Report, existing if available

*Additional material/reports required for the completion of the 3-14 Audit

Detailed accrued expense listing for each quarter ended during the current year and the prior two years

Detailed rent straight-line schedule for each quarter ended during the current year and the prior two years

Detailed listing of all tenants with termination options.

Detail of the cash receipts and disbursements journal (downloaded in Excel if possible) for the full prior year and to date for the current year

Detailed general ledger report of revenues and expenses for each quarter during the current calendar year and the prior two years

Detailed income statements by month year-to-date and the prior two years

2

EXHIBIT K

TENANT ESTOPPEL

                              , 200

[Address of Buyer]

[Address of Lender]

RE:          [Name and Address of Property]

Gentlemen:

Reference is made to that certain [Lease Agreement] dated as of                              ,          between                                                         , a                         , as landlord (“Landlord”), and the undersigned, as tenant (“Tenant”), demising premises at the captioned address more particularly described in the Lease (the “Premises”). The lease, together with all amendments thereto listed in Schedule 1 attached hereto, is herein referred to as the “Lease.” Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

1.             Attached hereto as Schedule 1 is a list of all amendments to the Lease and any other agreements setting forth the terms and conditions under which Tenant occupies or uses the Premises or other facilities in or relating to the Building. Attached hereto as Schedule 2 is a true, correct and complete copy of the Lease (including all amendments) and each document listed on Schedule 1.

2.             The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

3.             The undersigned is the Tenant under the Lease for space at the Premises covering                        rentable square feet. The term of the Lease commenced on                                 , and expires on                                   , subject to any rights of Tenant to extend the term as provided therein. The base rent presently being charged is $                    . All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid up to and including                         , 200  . No rental, other than for the current month, has been paid in advance. The undersigned has accepted possession and now occupies the Premises and is currently open for business. In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in excess of a base stop of                                   .

1

4.             Tenant has paid to Landlord a security deposit in the amount of $                                        . Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals.

5.             Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant’s satisfaction. Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

6.             There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant’s knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

 7.            Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease. Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

8.             Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

9.             The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord’s interest in the Lease other than to the holder of any first mortgage on the captioned property.

10.           There are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the demised property.

11.           Tenant has not assigned the Lease nor sublet all or any part of the Premises, except as shown on Schedule 1 attached hereto and made a part hereof for all purposes.

                The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Premises. For purposes hereof, the term “Benefited Parties” means the addressees of this letter and all of the following: (a) Harvard Property Trust, LLC, a Delaware limited liability company and its successors, assigns, and designees (including, without limitation, any tenant in common purchasers) and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Premises.

2

Very truly, yours,

,
a

By:
Name:
Title:

3

JOINDER OF GUARANTOR

The undersigned joins in the execution of this Estoppel Certificate for the purpose of confirming to and for the benefit of the Benefited Parties (a) that the guaranty of Tenant’s obligations under the Lease executed by the undersigned remain in full force and effect, and (b) that the undersigned has no defenses or offsets to its obligations under the guaranty of the Lease executed by the undersigned. The undersigned understands that the Benefited Parties will rely upon the foregoing confirmations.

a

By:
Name:
Title:

4

Schedule 1

List of Amendments to Lease and Related Agreements

1

Schedule 2

See Attached Copies of Lease, Amendments and Related Agreements

1

PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS

Behringer Harvard Short-Term Opportunity Fund I LP

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNERS

The undersigned limited partner of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership (the “Partnership”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox, or any one of them, with full power of substitution, to attend the Special Meeting of Limited Partners to be held at the offices of the Partnership, 15601 Dallas Parkway, Suite 600, Addison, Texas, on August 14, 2008, at 1:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Limited Partners and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.  When units are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Partnership’s general partner is given written notice to the contrary and furnished with a copy of the instrument or order which so provides.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.  DO NOT RETURN THE PROXY STATEMENT.  IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

(Continued and to be marked, dated and signed on the other side)

Address Change/Comments (Mark corresponding box on the reverse side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1.             Vote by Telephone:  Call toll-free 1-866-580-9477 on a touch tone telephone and follow the instructions on the reverse side.  There is NO CHARGE to you for this call.

or

2.             Vote by Internet at our Internet Address:  www.eproxy.com/bhst.
Follow the instructions provided there.

or

3.             Vote by Mail:  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The votes entitled to be cast by the Limited Partner will be cast as directed by the Limited Partner. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Limited Partner will be cast “FOR ALL” proposed amendments to the Partnership’s Amended and Restated Agreement of Limited Partnership, as amended. The votes entitled to be cast by the Limited Partner will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Mark Here for Address Change or Comments    ☐

PLEASE SEE REVERSE SIDE

PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK    ☒

THE GENERAL PARTNERS RECOMMEND A VOTE “FOR ALL” PROPOSED AMENDMENTS TO THE PARTNERSHIP’S AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, AS AMENDED

		For All	Against All	Abstain All
Amendments to the Partnership’s Amended and Restated Agreement of Limited Partnership, as Amended		☐	☐	☐

For each amendment separately:		For	Against	Abstain

1.	Expand Ability to Borrow Funds from the General Partners and their Affiliates - Amendment to Section 11.3(e)	☐	☐	☐
2.	Expand Ability of the General Partners and their Affiliates to Joint Venture with the Partnership - Amendments to Sections 11.3(j) and 13.4	☐	☐	☐
3.	Provide Ability for the General Partners and their Affiliates to Purchase Interests in Existing Joint Ventures - Amendment to Section 11.3(q)	☐	☐	☐
4.	Expanding Ability of the General Partners and their Affiliates to Lease or Purchase Properties from the Partnership - Amendment to Section 13.2	☐	☐	☐
5.	Conforming Access to Books and Records to Texas Law - Amendment to Section 15.1	☐	☐	☐
6.	Removing Suitability Requirements for Transfers - Amendment to Section 17.3(f)	☐	☐	☐

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder

Signature	Date:

Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope

Signature if held jointly	Date:

Required only if notice has been given to the Secretary of the Partnership’s general partner that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners.  Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 p.m. Eastern Time the day prior to special meeting day.

If you authorize a proxy by telephone or Internet, the named proxies will be authorized to vote your units in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.eproxy.com/bhst Use the Internet to authorize your proxy. Have your proxy card in hand when you access the website.	OR	TELEPHONE 1-866-580-9477 Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call.

If you authorize your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage paid envelope.

THANK YOU FOR VOTING